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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.     )

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Filed by a Party other than the Registrant ☐

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☐ Definitive Proxy Statement
☐ Definitive Additional Materials
☐ Soliciting Material Pursuant to §240.14a-12

Infinity Energy Resources, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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INFINITY ENERGY RESOURCES, INC.
950 Seventeenth Street, Suite 800
Denver, Colorado 80202
(720) 932-7800

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
To Be Held November 7, 2005
TO THE STOCKHOLDERS OF INFINITY ENERGY RESOURCES, INC.:
      Notice hereby is given that a special meeting of stockholders of Infinity Energy Resources, Inc. will be held at 950 Seventeenth Street, Suite 800, Denver, Colorado, on November 7, 2005, at 9:00 a.m., Mountain Time, in order to approve the potential issuance of shares of our common stock, par value $.0001, upon conversion of our senior secured notes and upon the exercise of our warrants issued in connection with the issuance of the notes, to the extent that the issuance would require stockholder approval under the NASDAQ Marketplace Rules.
      Only holders of the $.0001 par value common stock of record at the close of business on October 7, 2005 will be entitled to notice of and to vote at the meeting or at any adjournment or adjournments thereof.
      All stockholders, whether or not they expect to attend the special meeting of stockholders in person, are urged to sign and date the enclosed proxy and return it promptly in the enclosed postage-paid envelope, which requires no additional postage if mailed in the United States. Stockholders who attend the meeting may revoke their proxies and vote in person if they so desire.

BY ORDER OF THE BOARD OF DIRECTORS

JAMES A. TUELL
PRESIDENT AND
CHIEF EXECUTIVE OFFICER
Denver, Colorado
October 10, 2005

PROXY STATEMENT
SPECIAL MEETING OF STOCKHOLDERS To Be Held November 7, 2005
GENERAL INFORMATION
PROPOSAL -- APPROVAL OF THE ISSUANCE OF COMMON STOCK
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
STOCKHOLDER PROPOSALS

INFINITY ENERGY RESOURCES, INC.
950 Seventeenth Street, Suite 800
Denver, Colorado 80202
(720) 932-7800

PROXY STATEMENT
SPECIAL MEETING OF STOCKHOLDERS
To Be Held November 7, 2005

GENERAL INFORMATION
      This proxy statement is furnished to stockholders of Infinity Energy Resources, Inc. (“Infinity,” “we” or the “Company”), for use at our special meeting of stockholders to be held at 950 Seventeenth Street, Suite 800, Denver, Colorado, on November 7, 2005, at 9:00 a.m., Mountain Time, and at any and all adjournments thereof. It is anticipated that this proxy statement and the accompanying proxy will be mailed to our stockholders on or about October 10, 2005.
      Any person signing and returning the enclosed proxy may revoke it at any time before it is voted by giving written notice of revocation to Infinity, or by voting in person at the meeting. The expense of soliciting proxies, including the cost of preparing, assembling and mailing this proxy material to stockholders, will be borne by Infinity. It is anticipated that solicitations of proxies for the meeting will be made by use of the mails. We may also use the services of our directors, officers and employees to solicit proxies personally or by telephone, without additional salary or compensation to them. Brokerage houses, custodians, nominees and fiduciaries will be requested to forward the proxy soliciting materials to the beneficial owners of our shares held of record by such persons, and we will reimburse such persons for their reasonable out-of-pocket expenses incurred by them in the performance of that task. In addition, we have engaged MacKenzie Partners, Inc. to assist in our proxy solicitation. We anticipate that the cost of these services will be approximately $7,500, plus out-of-pocket expenses.
Quorum
      The presence of the holders of a majority of the outstanding shares of common stock entitled to vote at the special meeting, whether in person or by proxy, will constitute a quorum at the special meeting. Abstentions and broker non-votes will be counted as present and entitled to vote for purposes of determining a quorum. A broker non-vote occurs when a nominee holding shares of common stock for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that item and has not received instructions from the beneficial owner.
Vote Required
      The Proposal will be approved if it is supported by a majority of the total votes cast. Broker non-votes and abstentions will have no effect on the outcome of the vote. All shares represented by valid proxies will be voted in accordance therewith at the meeting. All voting rights are vested exclusively in the holders of Infinity’s $.0001 par value common stock. Only stockholders of record at the close of business on October 7, 2005 are entitled to notice of and to vote at the meeting or any adjournment of the meeting. On October 7, 2005, we had                      shares of $.0001 par value common stock outstanding, each share of which is entitled to one vote on the Proposal.
      Infinity stockholders will not have dissenters’ or appraisal rights with respect to the Proposal.

PROPOSAL — APPROVAL OF THE ISSUANCE OF COMMON STOCK
Introduction
      Pursuant to the terms of the financing arrangements described below, we have issued $39.5 million aggregate principal amount of senior secured notes, together with warrants exercisable for 2,163,493 shares of our common stock. Over the next three years, we have the option to sell additional senior secured notes in an aggregate principal amount of up to $35.5 million.
      We have the right, under certain circumstances, to convert all or a portion of the notes into shares of our common stock. The conversion of notes for common stock could result in the issuance of shares at a price below the market price of our common stock on the respective dates on which the senior secured notes were issued. The exercise of warrants under certain circumstances described below also could result in the issuance of common stock below the market price on the respective dates on which the warrants were issued.
      NASDAQ Marketplace rules require that we obtain stockholder approval prior to issuing common stock below market price to the extent that the issuance exceeds 20% of our outstanding common stock, (calculated as of the date the financing arrangement was entered into) as explained below. We are therefore seeking stockholder approval to issue shares of our common stock upon conversion of the senior secured notes and exercise of the warrants, to the extent such approval is required by the NASDAQ Marketplace Rules. Set forth below is certain information regarding the issuance of the notes and warrants.
Description of the Proposal
      On January 13, 2005, we sold in a private placement $30 million aggregate principal amount of senior secured notes due January 13, 2009, referred to as the Initial Notes, and five-year warrants to purchase 924,194 shares of common stock at an exercise price of $9.09 per share and 732,046 shares of common stock at an exercise price of $11.06 per share, collectively referred to as the Initial Warrants. On September 7, 2005, we sold an additional $9.5 million aggregate principal amount of senior secured notes due April 8, 2009, referred to as the Additional Notes, and five-year warrants to purchase 283,051 shares of common stock at an exercise price of $9.40 and 224,202 shares of common stock at an exercise price of $11.44 per share, collectively referred to as the Additional Warrants. The price of our common stock is quoted on the National Association of Securities Dealers Automatic Quotation System, or NASDAQ. On January 13, 2005, the closing price of our common stock on NASDAQ was $8.04 and on September 7, 2005, the closing price was $7.89.
      At quarterly intervals over a three-year period, commencing in the third quarter of 2005, we have the option to sell additional senior secured notes (together with the Initial Notes and the Additional Notes, referred to as the Notes), in amounts of up to $15 million in any rolling twelve-month period immediately preceding the closing date for such additional Notes, and up to a maximum of an additional $35.5 million, on the satisfaction of certain conditions described below. If we were to sell any additional Notes, we would also issue additional warrants which, together with the Initial Warrants and the Additional Warrants, are referred to as the Warrants.
      Under certain circumstances, we have the option to require that the holders convert some or all of the outstanding principal and interest amount into shares of common stock at the then applicable conversion price, which would equal 95% of the weighted average price of the common stock on the day immediately preceding the conversion date. Under certain other circumstances, the exercise price of the Warrants could be reduced to amounts below the market price of our common stock on the dates the Warrants were issued. Conversion of the Notes, alone or together with the exercise of Warrants, could result in the issuance of shares of common stock in excess of 20% of 10,826,233, the number of shares of common stock outstanding on the Initial Notes closing date , at prices below market prices on the relevant dates. Without stockholder approval, these issuances would constitute a violation of the NASDAQ Marketplace Rules.
      The terms of our financing arrangements prevent us from issuing shares of common stock if the issuance would result in a violation of the NASDAQ Marketplace Rules. We have agreed, however, to seek stockholder approval to issue common stock pursuant to our election to convert the Notes, if any, and upon the holders’ exercise of the Warrants, including any additional Notes and Warrants that we may issue in the future under the arrangement described above, to the extent that the issuance would require stockholder approval under the NASDAQ Marketplace Rules, described below “— NASDAQ Stockholder Approval Requirement.”
      If we do not obtain stockholder approval for the issuance described above, we may be required to repay all or a portion of the Notes in cash, according to their terms. Additionally, the holders may, under certain circumstances, have the right to require us to redeem in cash any portion of the Notes and Warrants with respect to which shares cannot be issued. There can be no assurance that we will have sufficient cash to effect such a redemption in which case we would be in default under the terms of the Notes.
NASDAQ Shareholder Approval Requirement
      Our common stock is quoted on NASDAQ. NASDAQ Marketplace Rule 4350(i) requires that a company obtain stockholder approval of a transaction other than a public offering that involves the sale, issuance or potential issuance of common stock (or securities convertible or exercisable into common stock), at a price less than the greater of the book or market value of the stock (determined as of the date of the issuance of the securities), in an amount equal to 20% or more of the common stock outstanding on the date of the initial sale.
      Conversion of the Notes into shares of the Company’s common stock and exercise of the Warrants, if the exercise prices of the respective Warrants were reduced as described below, could result in the issuance of common stock exceeding 20% of our common stock outstanding on January 13, 2005 (the closing date of the sale of the Initial Notes and Initial Warrants), at prices below market value on that date or on September 7, 2005, as applicable.
      For example, based on the amount of Notes currently outstanding, and assuming a conversion price of $7.84 (based on the weighted average price of our common stock on September 20, 2005), a conversion of all of the outstanding Notes would have resulted in the issuance of 5,301,544 shares of our common stock. This issuance would have been below the market price of our common stock on each of the applicable closing dates, would have exceeded 20% of our outstanding common stock on January 13, 2005 and therefore would have required us to obtain stockholder approval.
      The exercise of all currently outstanding Warrants, assuming their respective exercise prices were not adjusted downward as described above, would result in the issuance of 2,163,943 shares of our common stock. In the event that the exercise prices of the Warrants were adjusted downward, we would also be required to issue additional shares of our common stock on exercise of such Warrants.
      The numbers set forth above are based on the current outstanding balance of Notes and Warrants and an assumed stock price. If we were to issue additional Notes and Warrants or if the Company’s stock price falls below that price, the total number of shares issuable upon conversion or exercise would increase.
Certain Terms of the Notes and Warrants
      The description of certain terms of the Notes and Warrants set forth below is a summary of those terms and may not contain all of the information that is important to you. Please refer to the Securities Purchase Agreement, form of Initial Note, form of Additional Note and form of Warrant, as applicable, which are attached hereto as Appendices A, B, C and D, respectively.
      Notes. The $30 million aggregate principal amount of Initial Notes and the $9.5 million aggregate principal amount of Additional Notes have a maturity of 48 and 42 months, respectively, which may be extended for an additional 12 months if agreed by Infinity and the holders, and bear interest at 3-month LIBOR plus 675 basis points, as adjusted on the first business day of each calendar quarter. The Notes are secured by substantially all of the assets of Infinity and its subsidiaries and are guaranteed by each of Infinity’s active subsidiaries. The Notes are redeemable by Infinity for cash at any time during the first year at 105% of par value, declining by 1% per year thereafter (101% during any extended maturity period), together with any accrued and unpaid interest.
      The maturity date of the Initial Notes may be extended one time by 12 months upon mutual consent of Infinity and the holders of at least two-thirds (2/3) of the aggregate principal amount of the Notes then outstanding. All additional Notes have an initial maturity of 42 months, or 54 months if the maturity of the Initial Notes were extended.
      At quarterly intervals over a three-year period, commencing in the third quarter of 2005, we have the option to sell additional Notes in amounts of up to $15 million in any rolling twelve-month period immediately preceding the closing date for such additional Notes, and up to a maximum of an additional $35.5 million, on the satisfaction of certain conditions described below. If we were to sell any additional Notes, we would also issue additional Warrants.
      The issuance of additional Notes is subject to our future satisfaction of certain conditions. Our ability to issue additional Notes or the requirement that we prepay Notes prior to maturity is subject to a maximum Notes balance calculated quarterly based generally on a combination of financial performance of our oilfield service business and the after-tax PV-10% value of our proved reserves calculated pursuant to rules of the Securities and Exchange Commission. The maximum Notes balance has been disclosed in each of our Quarterly Reports on Form 10-Q.
      We used a portion of the proceeds from the sale of the Initial Notes to repay all amounts outstanding pursuant to a Loan and Security Agreement between LaSalle Bank N.A. and Consolidated Oil Well Services, Inc. and a Credit Agreement between U.S. Bank National Association and Infinity Oil & Gas of Wyoming, Inc., and to pay costs and expenses related to the sale of the Initial Notes and Initial Warrants. We used the remaining proceeds from the sale of the Initial Notes, and expect to use additional proceeds from the sale of the Additional Notes and any additional Notes or the exercise of Warrants, to fund our oil and gas exploration, development and operating activities.
      Under certain circumstances, we may require that the Notes, any portion thereof and any interest payable on the Notes be converted into shares of our common stock at the applicable conversion price. The conversion price of the Notes, including both the Initial Notes, the Additional Notes and any additional Notes that may be issued in the future, is equal to 95% of the weighted average price of the common stock on the trading day immediately preceding the conversion date. The conversion price of the Notes could fall below the market price of our common stock on the dates the Notes were sold, respectively, which would constitute an issuance below market price for the purpose of the NASDAQ Marketplace Rules described above “— NASDAQ Stockholder Approval Requirement.”
      Warrants. The exercise price of 924,194 of the Initial Warrants is $9.09, referred to as the Initial 115% Warrants, and of 732,046 of the Initial Warrants is $11.06, referred to as the Initial 140% Warrants. The exercise price of 283,051 of the Additional Warrants is $9.40, referred to as the Additional 115% Warrants, and 224,202 of the Additional Warrants is $11.44, referred to as the Additional 140% Warrants. The exercise prices of the Initial and the Additional Warrants represent premiums of 115% and 140% to the weighted average market price of the common stock for the five trading days preceding January 13, 2005 and September 7, 2005, respectively. Any additional Warrants that may be issued in the future in connection with the sale of additional Notes also would have exercise prices calculated at premiums of 115% and 140% to the weighted average market price of the common stock for the five trading days preceding their respective dates of issuance.
      The exercise price of the Warrants would be reduced upon the future issuance by Infinity of common stock at a price that is less than the exercise price of the Warrants. For issuances of common stock at prices below the exercise price of the 140% Warrants but greater than the exercise price of the 115% Warrants, the exercise price of the 140% Warrants would be reduced pursuant to a formula which takes into account the difference between the exercise price of the 140% Warrants, the price at which the common stock is issued and the number of shares of our common stock then outstanding. For issuances of common stock at prices below the exercise price of the 115% Warrants, the exercise prices of the 115% Warrants and the

140% Warrants would be reduced to the price at which the common stock is issued. Any adjustment could result in the exercise price of the Warrants being reduced below the market price of the common stock as of the respective dates the Warrants were issued.
      The exercise prices of the Warrants are not subject to adjustment for the issuance of (i) common stock issued under a stock plan approved by the Board of Directors pursuant to which securities of the Company may be issued to an employee, officer or director in an aggregate amount not exceeding 4.5% of our outstanding common stock on December 31, 2004 and 3.5% in any succeeding year; (ii) common stock issued upon conversion, exchange or exercise of any security outstanding as of January 13, 2005; and (iii) common stock issued upon conversion of the Notes or exercise of the Warrants.
      If the exercise prices of the Warrants are adjusted downwards as described above, we will be required to issue additional shares of our common stock upon exercise of the Warrants, which could in turn result in the issuance of shares in excess of 20% of our outstanding common stock at prices below the relevant market price.
Potential Dilution and Market Consequences
      The issuance of common stock pursuant to conversion of the Notes and exercise of the Warrants could substantially dilute the interests of Infinity’s stockholders. The amount of dilution would increase if additional Notes are issued and converted and if additional Warrants are issued and exercised. The amount of dilution would also increase if our stock price were to decline prior to any conversion of the Notes or if the exercise price of the Warrants were to be reduced as described above. The issuance of substantial additional common stock could result in a decrease in our stock price.
Recommendation of the Board of Directors
      We are seeking stockholder approval to issue shares of common stock which may be issued if we elect to convert the Notes and the holders exercise the Warrants, including any additional Notes and Warrants that we may sell, to the extent that the issuance would require stockholder approval under the NASDAQ Marketplace Rules.
      The Board of Directors unanimously recommends that stockholders vote FOR the Proposal.
SECURITY OWNERSHIP OF CERTAIN
BENEFICIAL OWNERS AND MANAGEMENT
      The following table sets forth the number and percentage of shares of our $.0001 par value common stock owned beneficially, as of September 20, 2005, by any person who is known by us to be the beneficial owner of 5% or more of such common stock, and, in addition, by each of our directors and executive officers, and by all of our directors and executive officers as a group. Information as to beneficial ownership is based upon statements furnished to us by such persons. As of September 20, 2005, 13,506,988 shares of our common stock were issued and outstanding.

	Amount and Nature of	Percent
Name and Address of Beneficial Owner(1)	Beneficial Ownership	of Class

Gilder, Gagnon, Howe & Co. LLC(2)	1,009,548	7.5%
Wellington Management Company LLP(3)	1,212,000	9.0%
James A. Tuell(4)	137,800	*
Timothy A. Ficker(5)	53,700	*
James W. Dean(6)	67,950	*
Elliot M. Kaplan(7)	44,100	*
Robert O. Lorenz(8)	62,600	*
Leroy C. Richie(9)	118,500	*
Stanton E. Ross(10)	1,086,038	7.9%
Stephen D. Stanfield(11)	123,500	*
All directors and executive officers as a group (8 persons)(12)	1,694,188	11.8%

*	The percentage of shares beneficially owned is less than 1%.

(1)	The address of these persons, unless otherwise noted, is Infinity Energy Resources, Inc., 950 Seventeenth Street, Suite 800, Denver, Colorado 80202.

(2)	The address of Gilder, Gagnon, Howe & Co. LLC (“GGH”) is 1775 Broadway, 26th Floor, New York, NY 10019. GGH is a registered broker-dealer and may be deemed to be the beneficial owner of 971,664 of our shares. These shares are held in customer accounts over which partners and/or employees of GGH have discretionary authority to dispose of or direct the disposition of the shares. Partners of GGH hold 13,159 of our shares in accounts owned by them or their families. The profit-sharing plan of GGH holds 24,725 of our shares.

(3)	The address of Wellington Management Company, LLP (“WMC”) is 75 State St., Boston, MA 02109. WMC is a registered investment advisor and may be deemed to be the beneficial owner of 1,212,000 of our shares. These shares are owned of record by clients of WMC.

(4)	Includes 110,000 shares which may be purchased within 60 days under stock options held by Mr. Tuell.

(5)	Includes 50,000 shares which may be purchased within 60 days under stock options held by Mr. Ficker.

(6)	Includes 60,000 shares which may be purchased within 60 days under stock options held by Mr. Dean.

(7)	Includes 40,000 shares which may be purchased within 60 days under stock options held by Mr. Kaplan.

(8)	Includes 55,000 shares which may be purchased within 60 days under stock options held by Mr. Lorenz.

(9)	Includes 118,500 shares which may be purchased within 60 days under stock options held by Mr. Richie.

(10)	Includes 220,000 shares which may be purchased within 60 days under stock options held by Mr. Ross. Mr. Ross has pledged 675,000 shares of Infinity common stock owned by him to support margin loans from brokerage firms in the current amount of approximately $850,000. Under this arrangement, Infinity common stock owned by Mr. Ross could be sold by the brokers to meet margin calls or under certain other conditions.

(11)	Includes 123,500 shares which may be purchased within 60 days under stock options held by Mr. Stanfield.

(12)	Includes options to purchase 777,000 shares exercisable within 60 days.

STOCKHOLDER PROPOSALS
      Stockholders may present proposals for stockholder action in the proxy statement and form of proxy relating to the 2006 annual meeting of stockholders if such proposals are consistent with applicable law, pertain to matters appropriate for stockholder action and are not properly omitted by Infinity’s action in accordance with the proxy rules. Stockholder proposals prepared in accordance with the proxy rules must be received at the offices of Infinity, 950 17th Street, Suite 800, Denver, Colorado 80202, no later than January 9, 2006, in order to be included in the proxy statement and form of proxy relating to the 2006 annual meeting of stockholders.

APPENDIX A
SECURITIES PURCHASE AGREEMENT
      SECURITIES PURCHASE AGREEMENT (the “Agreement”), dated as of January 13, 2005, by and among Infinity, Inc., a Colorado corporation, with headquarters located at 1401 West Main Street, Suite C, Chanute, Kansas 66720 (the “Company”), and the investors listed on the Schedule of Buyers attached hereto (individually, a “Buyer” and collectively, the “Buyers”).
      WHEREAS:
      A. The Company and the Buyers are executing and delivering this Agreement in reliance upon the exemption from securities registration afforded by Rule 506 of Regulation D (“Regulation D”) as promulgated by the United States Securities and Exchange Commission (the “SEC”) under the Securities Act of 1933, as amended (the “1933 Act”);
      B. The Buyers, severally, and not jointly, initially wish to purchase from the Company and the Company initially wishes to sell to the Buyers, upon the terms and conditions stated in this Agreement (I) senior secured notes, substantially in the form attached as Exhibit A, in an original aggregate principal amount of $30,000,000 (such notes, together with any promissory notes or other securities issued in exchange or substitution therefor or replacement thereof, and as any of the same may be amended, restated or modified and in effect from time to time, the “Initial Notes”), and (II) warrants, substantially in the form attached as Exhibit C, to acquire that number of shares of the Company’s common stock, par value $0.0001 per share (the “Common Stock”), equal to the quotient of (a) 28% of the original principal amount of the Initial Notes purchased by the Buyers at the Initial Closing, divided by (b) the Warrant Exercise Price (as defined in the Initial 115% Warrants (as defined below)) as of the Initial Closing Date (the “Initial 115% Warrants”), and (III) warrants, substantially in the form attached as Exhibit C, to acquire that number of shares of Common Stock equal to the quotient of (x) 27% of the principal amount of the Initial Notes purchased by the Buyers at the Initial Closing, divided by (b) the Warrant Exercise Price (as defined in the Initial 140% Warrants (as defined below)) as of the Initial Closing Date (the “Initial 140% Warrants”; the Initial 115% Warrants and the Initial 140% Warrants, together with any warrants or other securities issued in exchange or substitution therefor or replacement thereof, and as any of the same may be amended, restated or modified and in effect from time to time, being referred to as the “Initial Warrants”; the shares of Common Stock issuable upon exercise of the Initial Warrants being referred to as the “Initial Warrant Shares”);
      C. Subject to the terms and conditions set forth in this Agreement, during the Additional Note Issuance Period (as defined in Section 1(b)), the Company may have the option to sell, and if the Company exercises such option Buyers may be obligated to buy (I) additional senior secured notes, each with a maturity date that is 42 months after the date of issue thereof and otherwise substantially in the form attached as Exhibit B, in an original aggregate principal amount of up to $45,000,000 (such notes, together with any promissory notes or other securities issued in exchange or substitution therefor or replacement thereof, and as any of the same may be amended, restated, modified or supplemented and in effect from time to time, “Additional Notes” and, collectively with the Initial Notes, the “Notes”), and (II) additional warrants to acquire shares of Common Stock in accordance with, and in the number and form set forth in, Section 1(b);
      D. The Notes shall be convertible into shares of Common Stock (the shares of Common Stock issuable upon conversion of the Notes being referred to herein as the “Conversion Shares”) in accordance with the terms of the Notes;
      E. Contemporaneously with the execution and delivery of this Agreement, the parties hereto are executing and delivering a Registration Rights Agreement, substantially in the form attached as Exhibit D (the “Registration Rights Agreement”), pursuant to which the Company has agreed to provide certain registration rights under the 1933 Act and the rules and regulations promulgated thereunder, and applicable state securities laws;

      F. Contemporaneously with the Initial Closing (as defined in Section 1(a)), the parties hereto and the Active Subsidiaries (as defined in Section 3(a)) will execute and deliver a Security Agreement, substantially in the form attached as Exhibit E (the “Security Agreement”), pursuant to which the Company and its Active Subsidiaries will agree to provide the Buyers with security interests in all of the assets of the Company and its Subsidiaries;
      G. Contemporaneously with the Initial Closing, the parties hereto and each of the Subsidiaries will execute and deliver one or more Deposit Account Control Agreements, substantially in the forms attached as Exhibit F (the “Account Control Agreements”), pursuant to which the Company and each of the Active Subsidiaries that maintain bank, brokerage or other similar accounts will agree to enable the Buyers to perfect their security interest in all of the Company’s and such Subsidiary’s right, title and interest in certain accounts and in all collateral from time to time credited to such accounts;
      H. Contemporaneously with the Initial Closing, the Active Subsidiaries will execute and deliver a Guaranty, substantially in the form attached as Exhibit G (the “Guaranty”), pursuant to which the Active Subsidiaries will agree to guaranty certain obligations of the Company; and
      I. Contemporaneously with the Initial Closing, the parties hereto will execute and deliver a Pledge Agreement, substantially in the form attached as Exhibit H (the “Pledge Agreement”), pursuant to which the Company will agree to pledge all of the capital stock in the Active Subsidiaries to the Buyers as collateral for the Notes; and
      J. Contemporaneously with the Initial Closing, the Buyers and the Debtors (as defined in the Security Agreement) will execute and deliver one or more Mortgages, Deeds of Trust, Assignments of Production, Security Agreements, Fixture Filings and Financing Statements, substantially in the form attached as Exhibit I (the “Mortgages”), pursuant to which the Debtors will agree to grant to the Buyers an interest in certain real and personal property, rights, titles, interests and estates described therein.
      NOW THEREFORE, the Company and the Buyers hereby agree as follows:
      1. PURCHASE AND SALE OF NOTES AND WARRANTS.

a. Purchase of Initial Notes and Warrants. Subject to the satisfaction (or waiver) of the conditions set forth in Sections 6(a) and 7(a) below, the Company shall issue and sell to each Buyer, and each Buyer severally agrees to purchase from the Company, (I) Initial Notes in the principal amount set forth opposite such Buyer’s name on the Schedule of Buyers, along with (II) the related Initial 115% Warrants with respect to the number of Initial Warrant Shares equal to the quotient (rounded to the nearest whole number, with 0.5 rounded up) of (A) 28% of the original principal amount of the Initial Notes purchased by such Buyer at the Initial Closing, divided by (B) the Warrant Exercise Price (as defined in the Initial 115% Warrants) on the Initial Closing Date (as defined in Section 1(c)), and (III) the related Initial 140% Warrants with respect to the number of Initial Warrant Shares equal to the quotient (rounded to the nearest whole number, with 0.5 rounded up) of (X) 27% of the original principal amount of the Initial Notes purchased by such Buyer at the Initial Closing, divided by (Y) the Warrant Exercise Price (as defined in the Initial 140% Warrants) on the Initial Closing Date (the “Initial Closing”). The purchase price (the “Initial Purchase Price”) of the Initial Notes and the related Initial Warrants at the Initial Closing shall be equal to $1.00 for each $1.00 of principal amount of the Initial Notes purchased (representing an aggregate Initial Purchase Price of $30,000,000 for the aggregate original principal amount of $30,000,000 of Initial Notes and the related Initial Warrants, to be purchased at the Initial Closing).

b. Purchase and Sale of Additional Notes and Warrants. Subject to the satisfaction (or waiver) of the conditions set forth in Sections 1(d), 6(b) and 7(b) below, during the period commencing on July 1, 2005 and ending on June 30, 2008 (the “Additional Note Issuance Period”), the Company may elect to sell Additional Notes and Additional Warrants (as defined in this Section 1(b)) to the Buyers. At any time within the 10 consecutive Business Days (as defined in this Section 1(b)) immediately following the Company’s timely (without giving effect to any extensions of time permitted by Rule 12b-25 under the 1934 Act (as defined in the Notes)) filing of a quarterly report on Form 10-Q or annual report on

Form 10-K, as the case may be (a “Periodic Report”), during the Additional Note Issuance Period, the Company may, in its sole discretion, deliver (by facsimile) a written notice to each Buyer electing to sell Additional Notes and Additional Warrants to the Buyers (an “Additional Sale Election Notice”). The Additional Sale Election Notice shall set forth the aggregate principal amount of Additional Notes to be sold to the Buyers (the “Additional Note Issuance Amount”) on an Additional Closing Date (as defined in Section 1(d)), which shall not be less than $3,000,000; provided, however, that (A) the sum of the Additional Note Issuance Amount and the original aggregate principal amount of all other Additional Notes issued and sold by the Company to the Buyers during the 365-day period immediately preceding such Additional Closing Date shall not exceed $15,000,000 in the aggregate, (B) the sum of the Additional Note Issuance Amount and the aggregate principal amount of all other Additional Notes issued and sold by the Company at any time pursuant to this Agreement shall not exceed $45,000,000 in the aggregate, (C) the sum of the Additional Note Issuance Amount and the aggregate principal amount and accrued and unpaid interest of all other Notes outstanding as of each of the date of the Additional Sale Election Notice and the Additional Closing Date shall not exceed the Free Cash Flow Amount (as defined in the Notes), determined as of the end of the quarterly or annual period covered by the most recently filed, or required to be filed, Periodic Report, and (D) unless Shareholder Approval (as defined in Section 4(k)) has been obtained, the Additional Note Issuance Amount shall not exceed an amount that would require, pursuant to this Section 1(b), Buyers to buy Additional Warrants to acquire a number of shares of Common Stock that, when multiplied by 1.2 and added to the number of shares of Common Stock that have been issued upon exercise of any Warrants (as defined in this Section 1(b)) or conversion of, or as interest on, any Notes prior to the date of such Additional Sale Election Notice and added to 120% of the shares issuable as of the date of such Additional Sale Election Notice upon exercise of all Warrants then outstanding, would exceed the Exchange Cap (as defined in the Notes) (the limitations on the Additional Note Issuance Amount set forth in the immediately preceding clauses (A), (B), (C) and (D) being collectively referred to as the “Additional Note Issuance Amount Limitations”), and if the Additional Note Issuance Amount cannot be at least $3,000,000 as a result of the Additional Note Issuance Amount Limitations, the Company may not deliver an Additional Sale Election Notice and may not issue or sell any Additional Notes on such Additional Closing Date. The Additional Sale Election Notice shall also set forth (i) each Buyer’s principal amount of Additional Notes to be purchased (determined as provided in the next sentence), and (ii) the Additional Closing Date for the purchase and sale of Additional Notes and Additional Warrants pursuant to such Additional Sale Election Notice (determined as provided in section 1(d) below). In the event that the Company delivers an Additional Sale Election Notice in accordance with the foregoing, subject to the conditions set forth in this Section 1(b) and Sections 1(d), 6(b) and 7(b) below, the Company shall issue and sell to each Buyer, and each Buyer severally agrees to buy from the Company, on the applicable Additional Closing Date (an “Additional Closing”), (I) Additional Notes in a principal amount equal to the product of the Additional Note Issuance Amount, multiplied by such Buyer’s allocation percentage (as set forth opposite such Buyer’s name in the fourth column on the Schedule of Buyers (such Buyer’s “Allocation Percentage”), and (II) warrants, substantially in the form attached as Exhibit C, to acquire that number of shares of Common Stock equal to the quotient (rounded to the nearest whole number, with 0.5 rounded up) of (a) 28% of the product of the Additional Note Issuance Amount, multiplied by such Buyer’s Allocation Percentage, divided by (b) the Warrant Exercise Price (as defined in the Additional 115% Warrants (as defined below)) as of the applicable Additional Closing Date (the “Additional 115% Warrants”), and (III) warrants, substantially in the form attached as Exhibit C, to acquire that number of shares of Common Stock equal to the quotient (rounded to the nearest whole number, with 0.5 rounded up) of (x) 27% of the product of the Additional Note Issuance Amount, multiplied by such Buyer’s Allocation Percentage, divided by (y) the Warrant Exercise Price (as defined in the Additional 140% Warrants (as defined below)) as of the applicable Additional Closing Date (the “Additional 140% Warrants”; the Additional 115% Warrants and the Additional 140% Warrants, together with any warrants or other securities issued in exchange or substitution therefor or replacement thereof, and as any of the same may be amended, restated, modified or supplemented and in effect from time to time, the “Additional Warrants” and, collectively with the Initial Warrants, the “Warrants”; the shares of Common Stock issuable upon exercise of the Additional Warrants being referred to as the

“Additional Warrant Shares” and, collectively with the Initial Warrant Shares, being referred to as the “Warrant Shares”). The purchase price (the “Additional Purchase Price” and, together with the Initial Purchase Price, each the “Purchase Price”) of the Additional Notes and the related Additional Warrants at the applicable Additional Closing shall be equal to $1.00 for each $1.00 of principal amount of the Additional Notes purchased. “Business Day” means any day other than Saturday, Sunday or other day on which commercial banks in the City of New York are authorized or required by law to remain closed.

c. The Initial Closing Date. The date and time of the Initial Closing (the “Initial Closing Date”) shall be 10:00 a.m., New York City time, on the first Business Day following the date of this Agreement, subject to the satisfaction (or waiver) of all of the conditions to the Initial Closing set forth in Sections 6(a) and 7(a) (or such later or earlier date as is mutually agreed to by the Company and the Buyers). The Initial Closing shall occur on the Initial Closing Date at the offices of Katten Muchin Zavis Rosenman, 525 West Monroe Street, Suite 1600, Chicago, Illinois 60661-3693 or at such other time, date and place as the Company and the Buyers may collectively designate in writing.

d. Additional Closing Dates. The date and time of any Additional Closing (an “Additional Closing Date” and, together with the Initial Closing Date, each a “Closing Date”) shall be 10:00 a.m., New York City time, on the tenth (10th) Business Day following receipt by each Buyer of an Additional Sale Election Notice, subject to the satisfaction (or waiver) of the conditions to the Additional Closing set forth in Sections 1(b), 6(b) and 7(b) and the conditions set forth in this Section 1(d) or the waiver thereof in writing by such Buyer (or such later date as is mutually agreed to by the Company and the Buyers). Notwithstanding the foregoing, the Company shall not be entitled to deliver an Additional Sale Election Notice unless each of the following conditions is satisfied (or waived in writing by the applicable Buyer) as of and through the date on which the Company delivers to each Buyer the applicable Additional Sale Election Notice (the “Additional Sale Election Notice Date”), and no Buyer shall be required to purchase the Additional Notes unless each of the following conditions and the conditions set forth in Sections 1(b) and 7(b) are satisfied (or waived in writing by the applicable Buyer) as of and through the applicable Additional Closing Date (the “Additional Sale Election Notice Conditions”): (i) during the period beginning on the date of this Agreement and ending on and including the applicable Additional Closing Date, there shall not have occurred either (x) the public announcement of a pending, proposed or intended Change of Control (as defined in the Notes) which has not been abandoned or terminated and publicly announced as such or (y) a Triggering Event or an Event of Default (each as defined in the Notes); (ii) during the sixty (60) day period ending on and including such Additional Closing Date, there shall not have occurred an event that with the passage of time or the giving of notice would constitute a Triggering Event or an Event of Default; (iii) at all times during the period beginning on the date of this Agreement and ending on such Additional Closing Date, the Common Stock is listed on the Principal Market (as defined in Section 3(s)) and the Common Stock shall not have been suspended from trading nor shall delisting or suspension by the Principal Market have been threatened either (A) in writing by such exchange or market or (B) by falling below the minimum listing maintenance requirements of the Principal Market; (iv) during the period beginning on the Initial Closing Date and ending on and including such Additional Closing Date, the Company shall have delivered Conversion Shares and Warrant Shares upon conversion or exercise, as the case may be, of the Notes and the Warrants on a timely basis as set forth in Section 2(d)(ii) of the Notes or Section 2(a) of the Warrants; (v) as of the Additional Sale Election Notice Date, Notes remain outstanding; (vi) there is not outstanding any Indebtedness (as defined in the Notes) of the Company or any of the Subsidiaries (as defined in Section 3(a)) that the Company or any Subsidiary is prohibited from issuing, assuming or incurring under Section 4(n) or would be prohibited from issuing, assuming or incurring under Section 4(n) if the Additional Notes proposed to be issued on the Additional Closing Date were outstanding at the time of such issuance, assumption or incurrence; (vii) no Permitted Subordinated Indebtedness (as defined in Section 4(n)) that is outstanding on the applicable Additional Closing Date matures or otherwise requires or permits redemption or repayment on or prior to the Maturity Date (as defined in the Notes) of the Additional Notes proposed to be issued on the applicable Additional Closing Date; (viii) no capital stock of the Company or any Subsidiary is redeemable on or prior to the Maturity Date of the Additional Notes proposed to be issued on the applicable Additional Closing Date; and

(ix) the Company shall have publicly disclosed (either on a Form 10-K, 10-Q or 8-K) its After-tax PV10 (as defined in the Notes) as of a date during the last forty-five (45) days of the fiscal quarter immediately preceding the Additional Closing. Any Additional Closing shall occur on the applicable Additional Closing Date at the offices of Katten Muchin Zavis Rosenman, 525 West Monroe Street, Chicago, Illinois 60661-3693 or at such other time, date and place as the Company and the Buyers may collectively designate in writing.

e. Form of Payment. On each of the Closing Dates, (i) each Buyer shall pay the applicable Purchase Price to the Company for the Notes and the Warrants to be issued and sold to such Buyer on such Closing Date, by wire transfer of immediately available funds in accordance with the Company’s written wire instructions, less any amount withheld pursuant to Section 4(h), and (ii) the Company shall deliver to each Buyer, Notes (in the principal amounts as such Buyer shall request) (the “Note Certificates”) representing such principal amount of the Notes that such Buyer is purchasing hereunder at such Closing, along with warrants representing the Warrants that such Buyer is purchasing hereunder at such Closing, duly executed on behalf of the Company and registered in the name of such Buyer or its designee.

      2. BUYER’S REPRESENTATIONS AND WARRANTIES.
      Each Buyer represents and warrants, as of the date of this Agreement, the Initial Closing Date and each Additional Closing Date, with respect to only itself, that:

a. Investment Purpose. Such Buyer (i) is acquiring the Notes and the Warrants purchased by such Buyer hereunder, (ii) upon any conversion of the Notes, will acquire the Conversion Shares then issuable, and (iii) upon any exercise of the Warrants will acquire the Warrant Shares issuable upon such exercise thereof (the Notes, the Conversion Shares, the Warrants and the Warrant Shares being collectively referred to herein as the “Securities”) for its own account and not with a view towards, or for resale in connection with, the public sale or distribution thereof, except pursuant to sales registered or exempted under the 1933 Act; provided, however, that by making the representations herein, such Buyer does not agree to hold any of the Securities for any minimum or other specific term and reserves the right to dispose of the Securities at any time in accordance with or pursuant to a registration statement or an exemption under the 1933 Act.

b. Accredited Investor Status. Such Buyer is an “accredited investor” as that term is defined in Rule 501(a) of Regulation D.

c. Reliance on Exemptions. Such Buyer understands that the Securities are being offered and sold to it in reliance on specific exemptions from the registration requirements of the United States federal and state securities laws and that the Company is relying in part upon the truth and accuracy of, and such Buyer’s compliance with, the representations, warranties, agreements, acknowledgments and understandings of such Buyer set forth herein in order to determine the availability of such exemptions and the eligibility of such Buyer to acquire the Securities.

d. Information. Such Buyer and its advisors, if any, have been furnished with all materials relating to the business, finances and operations of the Company and materials relating to the offer and sale of the Securities that have been requested by such Buyer. Such Buyer and its advisors, if any, have been afforded the opportunity to ask questions of the Company. Neither such inquiries nor any other due diligence investigations conducted by such Buyer or its advisors, if any, or its representatives shall modify, amend or affect such Buyer’s right to rely on the Company’s representations and warranties contained in Sections 3 and 9(l) below. Such Buyer understands that its investment in the Securities involves a high degree of risk. Such Buyer has sought such accounting, legal and tax advice as it has considered necessary to make an informed investment decision with respect to its acquisition of the Securities.

e. No Governmental Review. Such Buyer understands that no United States federal or state agency or any other government or governmental agency has passed on or made any recommendation or endorsement of the Securities or the fairness or suitability of the investment in the Securities nor have such authorities passed upon or endorsed the merits of the offering of the Securities.

f. Transfer or Resale. Such Buyer understands that, except as provided in the Registration Rights Agreement, (i) the Securities have not been and are not being registered under the 1933 Act or any state securities laws, and may not be offered for sale, sold, assigned or transferred unless (A) subsequently registered thereunder, (B) such Buyer shall have delivered to the Company an opinion of counsel, in a generally acceptable form, to the effect that such Securities to be sold, assigned or transferred may be sold, assigned or transferred pursuant to an exemption from such registration, or (C) such Buyer provides the Company with reasonable assurance that such Securities can be sold, assigned or transferred pursuant to Rule 144 promulgated under the 1933 Act, as amended (or a successor rule thereto) (“Rule 144”); (ii) any sale of the Securities made in reliance on Rule 144 may be made only in accordance with the terms of Rule 144, and further, if Rule 144 is not applicable, any resale of the Securities under circumstances in which the seller (or the person through whom the sale is made) may be deemed to be an underwriter (as that term is defined in the 1933 Act) may require compliance with some other exemption under the 1933 Act or the rules and regulations of the SEC thereunder; and (iii) neither the Company nor any other person is under any obligation to register the Securities under the 1933 Act or any state securities laws or to comply with the terms and conditions of any exemption thereunder. Notwithstanding the foregoing, the Securities may be pledged in connection with a bona fide margin account or other loan or financing arrangement secured by the Securities.

g. Legends. Such Buyer understands that the certificates or other instruments representing the Notes and the Warrants and, until such time as the sale of the Conversion Shares and the Warrant Shares have been registered under the 1933 Act as contemplated by the Registration Rights Agreement, the stock certificates representing the Conversion Shares and the Warrant Shares, except as set forth below, shall bear a restrictive legend in substantially the following form (and a stop-transfer order may be placed against transfer of such stock certificates):

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS. THE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED (I) IN THE ABSENCE OF (A) AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS OR (B) AN OPINION OF COUNSEL, IN A GENERALLY ACCEPTABLE FORM, THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT OR APPLICABLE STATE SECURITIES LAWS OR (II) UNLESS SOLD PURSUANT TO RULE 144 UNDER SAID ACT. NOTWITHSTANDING THE FOREGOING, THE SECURITIES MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN OR FINANCING ARRANGEMENT SECURED BY THE SECURITIES.

The legend set forth above shall be removed and the Company shall issue a certificate without such legend to the holder of the Securities upon which it is stamped, if (i) such Securities are registered for resale under the 1933 Act, (ii) in connection with a sale transaction, such holder provides the Company with an opinion of counsel, in a generally acceptable form, to the effect that a public sale, assignment or transfer of the Securities may be made without registration under the 1933 Act, (iii) such holder provides the Company with reasonable assurances that the Securities can be sold pursuant to Rule 144(k), or (iv) such holder provides the Company reasonable assurances that the Securities have been or are being sold pursuant to Rule 144. Each Buyer acknowledges, covenants and agrees to sell the Securities represented by a certificate(s) from which the legend has been removed, only pursuant to (x) a registration statement effective under the 1933 Act and in compliance with the rules regarding the delivery of the prospectus included therein, (y) advice of counsel that such sale is exempt from registration required by Section 5 of the 1933 Act, or (z) a transaction pursuant to Rule 144.

h. Authorization; Enforcement; Validity. Such Buyer is a validly existing corporation, partnership, limited liability company or other entity and has the requisite corporate, partnership, limited liability or other organizational power and authority to purchase the Securities pursuant to this Agreement. This Agreement and the Registration Rights Agreement have been duly and validly authorized, executed and delivered on behalf of such Buyer and are valid and binding agreements of such Buyer enforceable against such Buyer in accordance with their respective terms. The Security Agreement, the Account Control Agreements and each of the other agreements entered into and other documents executed by such Buyer in connection with the transactions contemplated hereby and thereby as of the Initial Closing or any Additional Closing will have been duly and validly authorized, executed and delivered on behalf of such Buyer as of the Initial Closing or such Additional Closing, as applicable, and will be valid and binding agreements of such Buyer enforceable against such Buyer in accordance with their respective terms.

i. Residency. Such Buyer is a resident of that jurisdiction specified below its address on the Schedule of Buyers.

j. No Other Agreements. As of the Initial Closing Date, such Buyer has not, directly or indirectly, made any agreements with the Company relating to the terms or conditions of the transactions contemplated by the Transaction Documents except as set forth in the Transaction Documents (as defined in Section 3(b)).

      3. REPRESENTATIONS AND WARRANTIES OF THE COMPANY.
      The Company represents and warrants, as of the date of this Agreement, the Initial Closing Date and each Additional Closing Date, to each of the Buyers, that:

a. Organization and Qualification. Set forth in Schedule 3(a) is a true and correct list of the entities in which the Company, directly or indirectly, owns capital stock or holds an equity or similar interest. Each of the Company and its Active Subsidiaries is a corporation, limited liability company, partnership or other entity and is duly organized and validly existing in good standing under the laws of the jurisdiction in which it is incorporated and has the requisite corporate, partnership, limited liability company or other organizational power and authority to own its properties and to carry on its business as now being conducted. Each of the Company and its Active Subsidiaries is duly qualified to do business and is in good standing in every jurisdiction in which its ownership of property or the nature of the business conducted by it makes such qualification necessary, except to the extent that the failure to be so qualified or be in good standing would not have a Material Adverse Effect. As used in this Agreement, “Material Adverse Effect” means any material adverse effect on the business, properties, assets, operations, results of operations, financial condition, credit worthiness or prospects of the Company and its Active Subsidiaries taken as a whole, or on the transactions contemplated hereby or on the agreements and instruments to be entered into in connection herewith, or on the authority or ability of the Company or any Active Subsidiary to perform its obligations under the Transaction Documents. Except as set forth in Schedule 3(a), the Company holds all right, title and interest in and to 100% of the capital stock, equity or similar interests of each of its Subsidiaries, in each case, free and clear of any Liens (as defined below), including any restriction on the use, voting, transfer, receipt of income or other exercise of any attributes of free and clear ownership by a current holder, and no such Subsidiary owns capital stock or holds an equity or similar interest in any other Person. “Lien” means, with respect to any asset, any mortgage, lien, pledge, hypothecation, charge, security interest, encumbrance or adverse claim of any kind and any restrictive covenant, condition, restriction or exception of any kind that has the practical effect of creating a mortgage, lien, pledge, hypothecation, charge, security interest, encumbrance or adverse claim of any kind (including any of the foregoing created by, arising under or evidenced by any conditional sale or other title retention agreement, the interest of a lessor with respect to a Capital Lease Obligation (as defined in the Notes), or any financing lease having substantially the same economic effect as any of the foregoing). “Subsidiary” means any entity in which the Company, directly or indirectly, owns capital stock or holds an equity or similar interest at the time of this Agreement or at any time hereafter. “Active Subsidiary” means any Subsidiary other than an Inactive Subsidiary. “Inactive Subsidiary” means any Subsidiary that does not have, and has not within the past 12 months prior to the date this representation is made had, any business or other activities or operations, employees, assets, Indebtedness or other liabilities (subordinated, contingent or otherwise) or obligations (contractual or otherwise), provided that immediately upon any Inactive Subsidiary’s becoming an Active Subsidiary (whether by engaging in any business or other activities or operations, coming into possession of any assets, incurring any Indebtedness or other liabilities or obligations, or otherwise), such Subsidiary shall for all purposes of this Agreement and the other Transaction Documents be treated as if it had just been formed as an Active Subsidiary. Each of the Company’s Inactive Subsidiaries is designated as such on Schedule 3(a).

b. Authorization; Enforcement; Validity. Each of the Company and the applicable Subsidiaries has the requisite corporate power and authority to enter into and perform its obligations under each of this Agreement, the Registration Rights Agreement, the Irrevocable Transfer Agent Instructions (as defined in Section 5), the Notes, the Warrants, the Security Agreement, the Account Control Agreements, the Guaranty, the Mortgages, the Pledge Agreement and each of the other agreements to which it is a party or by which it is bound and which is entered into by the parties hereto in connection with the transactions contemplated hereby and thereby (collectively, the “Transaction Documents”), and to issue the Securities in accordance with the terms hereof and thereof. The execution and delivery of the Transaction Documents by the Company and, to the extent applicable, its Subsidiaries and the consummation by the Company and its Subsidiaries of the transactions contemplated hereby and thereby, including the issuance of up to $45,000,000 in principal amount of the Notes and the related Warrants and the reservation for issuance and the issuance of the Conversion Shares and Warrant Shares issuable upon conversion or exercise thereof, have been duly authorized by the Company’s Board of Directors and no further consent or authorization is required by the Company, its Board of Directors or its shareholders, except as contemplated by Section 4(k) and except for authorization by the Company’s Board of Directors for the issuance of in excess of $45,000,000 in principal amount of the Notes and the related Warrants contemplated by this Agreement. This Agreement and the other Transaction Documents dated of even date herewith have been duly executed and delivered by the Company and, to the extent applicable, its Subsidiaries and constitute the valid and binding obligations of each of the Company and its Active Subsidiaries that is a party thereto, enforceable against such parties in accordance with their terms. As of each of the Closings, the Transaction Documents dated after the date of this Agreement and on or prior to the date of such Closing shall have been duly executed and delivered by such parties and shall constitute the valid and binding obligations of each of the Company and its Subsidiaries that is a party thereto, enforceable against such parties in accordance with their terms.

c. Capitalization. As of the date of this Agreement, the authorized capital stock of the Company consists of (i) 300,000,000 shares of Common Stock, of which as of the date of this Agreement 10,663,097 shares are issued and outstanding, 1,361,131 shares are reserved for issuance pursuant to the Company’s stock option, restricted stock and stock purchase plans and 4,115,344 shares are issuable and reserved for issuance pursuant to securities (other than the Notes and the Warrants) exercisable or exchangeable for, or convertible into, shares of Common Stock and (ii) 5,000,000 shares of preferred stock, no par value, of which as of the date of this Agreement, none is issued or outstanding. All of such outstanding or issuable shares have been, or upon issuance will be, validly issued and are, or upon issuance will be, fully paid and nonassessable. Except as disclosed in Schedule 3(c), (A) no shares of the capital stock of the Company or any of its Subsidiaries are subject to preemptive rights or any other similar rights or any Liens suffered or permitted by the Company or any of its Subsidiaries; (B) there are no outstanding options, warrants, scrip, rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities or rights convertible into or exercisable for, any shares of capital stock of the Company or any of its Subsidiaries, or contracts, commitments, understandings or arrangements by which the Company or any of its Subsidiaries is or may become bound to issue additional shares of capital stock of the Company or any of its Subsidiaries or options, warrants, scrip, rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities or rights convertible into or exercisable for, any shares of capital stock of the Company or any of its Subsidiaries; (C) there are no agreements or arrangements under which the Company or any of its Subsidiaries is obligated to register the sale of any of their securities under the 1933 Act (except the Registration Rights Agreement); (D) there are no outstanding securities or instruments of the Company or any of its Subsidiaries that contain any redemption or similar provisions, and there are no contracts, commitments, understandings or arrangements by which the Company or any of its Subsidiaries is or may become bound to redeem a security of the Company or any of its Subsidiaries; (E) there are no securities or instruments containing anti-dilution or similar provisions that will or may be triggered by the issuance of the Securities; and (F) the Company does not have any stock appreciation rights or “phantom stock” plans or agreements or any similar plan or agreement. The Company has furnished to each Buyer true and correct copies of the Company’s Articles of Incorporation, as amended and as in effect on the date this representation is made (the “Articles of Incorporation”), and the Company’s Bylaws, as amended and as in effect on the date this representation is made (the “Bylaws”), and the terms of all securities convertible into, or exercisable or exchangeable for, Common Stock, and the material rights of the holders thereof in respect thereto.

d. Issuance of Securities. The Notes are duly authorized and, upon issuance in accordance with the terms hereof, shall be (i) free from all taxes and Liens with respect to the issuance thereof and (ii) entitled to the rights set forth in the Notes. At least 2,000,000 shares of Common Stock (subject to adjustment pursuant to the Company’s covenant set forth in Section 4(f) below) have been duly authorized and reserved for issuance upon exercise of the Initial Warrants and in connection with any Additional Closing, the Company will have reserved at least 110% of the number of Warrant Shares issuable upon exercise of any Additional Warrants then issued. Upon conversion or exercise in accordance with the Notes or the Warrants, as the case may be, the Conversion Shares and the Warrant Shares will be validly issued, fully paid and nonassessable and free from all taxes and Liens with respect to the issue thereof, with the holders being entitled to all rights accorded to a holder of Common Stock. Assuming the accuracy of the representations and warranties of the Buyers set forth in Section 2(a), 2(b), 2(d), 2(i) and 2(j), the issuance by the Company of the Securities is exempt from registration under the 1933 Act and applicable state securities laws.

e. No Conflicts. The execution and delivery of the Transaction Documents by the Company and, if applicable, its Subsidiaries, the performance by such parties of their obligations thereunder and the consummation by such parties of the transactions contemplated thereby (including the reservation for issuance and issuance of the Conversion Shares and the Warrant Shares) will not (i) result in a violation of the Articles of Incorporation or the Bylaws or the organizational documents of any Subsidiary; (ii) conflict with, or constitute a breach or default (or an event which, with the giving of notice or lapse of time or both, constitutes or would constitute a breach or default) under, or give to others any right of termination, amendment, acceleration or cancellation of, or other remedy with respect to, any agreement, indenture or instrument to which the Company or any of its Subsidiaries is a party; (iii) result in a violation of any law, rule, regulation, order, judgment or decree (including federal and state securities laws and regulations and the rules and regulations of the Principal Market (as defined in Section 3(s)) applicable to the Company or any of its Subsidiaries or by which any property or asset of the Company or any of its Subsidiaries is bound or affected. Neither the Company nor any of its Active Subsidiaries is in violation of any term of its articles of incorporation (or other organizational charter) or is in material violation of any term of its bylaws (or partnership or operating agreement), as applicable. Neither the Company nor any of its Subsidiaries is in violation of any term of or in default under (or with the giving of notice or lapse of time or both would be in violation of or default under) any contract, agreement, mortgage, indebtedness, indenture, instrument, judgment, decree or order or any statute, rule or regulation applicable to the Company or its Subsidiaries, except where such violation or default could not reasonably be expected to have a Material Adverse Effect or to result in the acceleration of any Indebtedness or other obligation. The business of the Company and its Active Subsidiaries is not being conducted, and shall not be conducted, in violation of any law, ordinance or regulation of any governmental entity except as could not reasonably be expected to have a Material Adverse Effect. Except for the filing of a proxy statement with the SEC as would be required if the Company seeks shareholder approval pursuant to the rules of the NASDAQ National Market for the issuance of an aggregate number of Warrant Shares and Conversion Shares greater than 19.99% of the number of shares of Common Stock outstanding immediately prior to the Initial Closing Date, the filings and listings contemplated by the Registration Rights Agreement or described in Section 4(b) and Section 4(g), and the filing of instruments to perfect security interests, none of the Company and its Subsidiaries is required to obtain any consent, authorization or order of, or make any filing or registration with, any court or governmental agency or any regulatory or self-regulatory agency in order for it to execute, deliver or perform any of its obligations under or contemplated by the Transaction Documents in accordance with the terms hereof or thereof. All consents, authorizations, orders, filings and registrations that the Company or any of its Subsidiaries is required to obtain as described in the preceding sentence have been obtained or effected on or prior to the date of this Agreement. To the Knowledge (as defined below) of the Company, there are no facts or circumstances that might give rise to any of the foregoing. The Company and its Active Subsidiaries are in material compliance with applicable provision of the Sarbanes-Oxley Act of 2002, as amended, and the rules and regulations thereunder (collectively, “Sarbanes-Oxley”). The “Knowledge” of the Company means, unless otherwise specified, the actual knowledge of any “officer” (as such term is defined in Rule 16a-1 under the 1934 Act) of the Company or of the principal financial officer of any Active Subsidiary.

f. SEC Documents; Financial Statements. Since December 31, 2002, the Company has filed all reports, schedules, forms, statements and other documents required to be filed by it with the SEC pursuant to the reporting requirements of the 1934 Act (all of the foregoing filed prior to the date this representation is made (including all exhibits included therein and financial statements and schedules thereto and documents incorporated by reference therein) being hereinafter referred to as the “SEC Documents”). A complete and accurate list of the SEC Documents is set forth on Schedule 3(f). The Company has made available to the Buyers or their respective representatives true and complete copies of the SEC Documents. Each of the SEC Documents was filed with the SEC within the time frames prescribed by the SEC for the filing of such SEC Documents (including any extensions of such time frames permitted by Rule 12b-25 under the 1934 Act) such that each filing was timely filed (or deemed timely filed pursuant to Rule 12b-25 under the 1934 Act) with the SEC. As of their respective dates, the SEC Documents complied in all material respects with the requirements of the 1934 Act and the rules and regulations of the SEC promulgated thereunder applicable to the SEC Documents. None of the SEC Documents, at the time they were filed with the SEC, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. As of their respective dates, the consolidated financial statements of the Company and its Subsidiaries included in the SEC Documents complied as to form in all material respects with applicable accounting requirements and the published rules and regulations of the SEC with respect thereto. Such consolidated financial statements have been prepared in accordance with generally accepted accounting principles, consistently applied, during the periods involved (except (i) as may be otherwise indicated in such financial statements or the notes thereto, or (ii) in the case of unaudited interim statements, to the extent they may exclude footnotes or may be condensed or summary statements) and fairly present in all material respects the financial position of the Company and its Subsidiaries as of the dates thereof and the results of their operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal year-end audit adjustments). None of the Company and its Subsidiaries, or any of their respective officers, directors or Affiliates (as defined in Section 4(j)) or, to the Company’s Knowledge, any shareholder of the Company has made any other filing with the SEC, issued any press release or made any other public statement or communication on behalf of the Company or any of its Subsidiaries or otherwise relating to the Company or any of its subsidiaries that contains any untrue statement of a material fact or omits any statement of material fact necessary in order to make the statements therein, in the light of the circumstances under which they are or were made, not misleading or has provided any other information to the Buyers, including information referred to in Section 2(d), that, considered in the aggregate, contains any untrue statement of a material fact or omits to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they are or were made, not misleading. None of the Company, its Subsidiaries and their respective officers, directors, employees or agents has provided the Buyers with any material, nonpublic information. The Company is not required to file and will not be required to file any agreement, note, lease, mortgage, deed or other instrument entered into prior to the date this representation is made and in effect on the date this representatio n is made and to which the Company or any Subsidiary is a party or by which the Company or any Subsidiary is bound that has not been previously filed as an exhibit (including by way of incorporation by reference) to its reports filed or made with the SEC under the 1934 Act. The accounting firm that has expressed its opinion with respect to the consolidated financial statements included in the

Company’s most recently filed annual report on Form 10-K (the “Audit Opinion”) is independent of the Company pursuant to the standards set forth in Rule 2-01 of Regulation S-X promulgated by the SEC, and such firm was otherwise qualified to render the Audit Opinion under applicable law and the rules and regulations of the SEC. There is no transaction, arrangement or other relationship between the Company and an unconsolidated or other off-balance-sheet entity that is required to be disclosed by the Company in its reports pursuant to the 1934 Act that has not been so disclosed in the SEC Documents.

g. Absence of Certain Changes. Except as disclosed in any SEC Documents which were filed with the SEC at least five (5) days prior to the date of this Agreement, since December 31, 2003, there has been no Material Adverse Effect. Neither the Company nor any of its Active Subsidiaries has taken any steps, and neither the Company nor any of its Active Subsidiaries currently expects to take any steps, to seek protection pursuant to any bankruptcy law nor does the Company have any Knowledge or reason to believe that the creditors of the Company or any of its Active Subsidiaries intend to initiate involuntary bankruptcy proceedings or any Knowledge of any fact that would reasonably lead a creditor to do so. Neither the Company nor any of its Active Subsidiaries is as of the date this representation is made, nor after giving effect to the transactions contemplated hereby, will be Insolvent (as defined below). For purposes of this Section 3(g), “Insolvent” means (i) the present fair saleable value of the Company’s assets is less than the amount required to pay the Company’s total indebtedness, contingent or otherwise, (ii) the Company is unable to pay its debts and liabilities, subordinated, contingent or otherwise, as such debts and liabilities become absolute and matured, (iii) the Company intends to incur, prior to the second anniversary of the date this representation is made, or believes that it will incur, prior to the second anniversary of the date this representation is made, debts that would be beyond its ability to pay as such debts mature or (iv) the Company has unreasonably small capital with which to conduct the business in which it is engaged as such business is now conducted and is proposed to be conducted. Except as disclosed in Schedule 3(g), since December 31, 2003, the Company has not declared or paid any dividends or sold any assets outside of the ordinary course of business, individually or in the aggregate, in excess of $100,000. Except as disclosed in Schedule 3(g), since December 31, 2003, the Company has not had any capital expenditures outside the ordinary course of its business or individually in excess of $1,000,000.

h. Absence of Litigation. Except as set forth on Schedule 3(h) (i) there is no action, suit, proceeding, inquiry or investigation before or by any court, public board, government agency, self-regulatory organization or body pending or, to the Knowledge of the Company, threatened against or affecting the Company, the Common Stock or any of the Company’s Subsidiaries or any of the Company’s or its Subsidiaries’ officers or directors in their capacities as such, other than any proceeding, inquiry or investigation arising in the ordinary course related to permits, approvals or licenses related to the Company’s oil and gas exploration and production operations, (ii) during the past three (3) years there has been no material action, suit, proceeding, inquiry or investigation before or by any court, public board, government agency, self-regulatory organization or body pending or, to the Knowledge of the Company, threatened against or affecting the Company, the Common Stock or any of the Subsidiaries or any of the Company’s or its Subsidiaries’ officers or directors in their capacities as such, other than any proceeding, inquiry or investigation arising in the ordinary course related to permits, approvals or licenses related to the Company’s oil and gas exploration and production operations and (iii) to the Knowledge of the Company, none of the directors or officers of the Company has been involved in securities-related litigation during the past five years. None of the matters described in Schedule 3(h), regardless of their outcome, could reasonably be expected to have a Material Adverse Effect.

i. Acknowledgment Regarding Buyer’s Purchase of Notes and Warrants. The Company acknowledges and agrees that each of the Buyers is acting solely in the capacity of an arm’s length purchaser with respect to the Company in connection with the Transaction Documents and the transactions contemplated hereby and thereby. The Company further acknowledges that each Buyer is not acting as a financial advisor or fiduciary of the Company (or in any similar capacity) with respect to the Transaction Documents and the transactions contemplated hereby and thereby, and any advice given by any of the Buyers or any of their respective representatives or agents in connection with the Transaction Documents and the transactions contemplated hereby and thereby is merely incidental to such Buyer’s purchase of the Securities. The Company further represents to each Buyer that the Company’s decision to enter into the Transaction Documents has been based solely on the independent evaluation by the Company and its representatives.

j. No Undisclosed Events, Liabilities, Developments or Circumstances. Except as set forth on Schedule 3(j), and except for the issuance of the Notes and Warrants contemplated by this Agreement, no material event, liability, development or circumstance has occurred or exists with respect to the Company or its Subsidiaries or their respective business, properties, credit worthiness, prospects, operations or financial condition, that would be required to be disclosed by the Company under applicable securities laws at the time this representation is made that has not been publicly disclosed at least five (5) days prior to the date that this representation is made.

k. No General Solicitation. Neither the Company, nor any of its affiliates, nor any person acting on its or their behalf, has engaged or will engage in any form of general solicitation or general advertising (within the meaning of Regulation D under the 1933 Act) in connection with the offer or sale of the Securities.

l. No Integrated Offering. Neither the Company, nor any of its affiliates, nor any person acting on its or their behalf has, directly or indirectly, made any offers or sales of any security or solicited any offers to buy any security, under circumstances that would require registration of any of the Securities under the 1933 Act or cause this offering of the Securities to be integrated with prior offerings by the Company for purposes of the 1933 Act or any applicable shareholder approval provisions of the Principal Market or any other authority, nor will the Company or any of its Subsidiaries take any action or steps that would require registration of the issuance of any of the Securities under the 1933 Act or cause the offering of the Securities to be integrated with other offerings for purposes of the 1933 Act or any applicable shareholder provision of the Principal Market or any other authority.

m. Dilutive Effect. The Company understands and acknowledges that the number of Conversion Shares issuable upon conversion of the Notes and the Warrant Shares issuable upon exercise of the Warrants will increase in certain circumstances. The Company further acknowledges that any obligation to issue Conversion Shares upon conversion of the Notes in accordance with this Agreement and the Notes and its obligation to issue the Warrant Shares upon exercise of the Warrants in accordance with this Agreement and the Warrants is, in each case, absolute and unconditional regardless of the dilutive effect that such issuance may have on the ownership interests of other shareholders of the Company.

n. Employee Relations. Neither the Company nor any of its Subsidiaries is involved in any labor union dispute nor, to the Knowledge of the Company is any such dispute threatened. None of the Company’s or its Subsidiaries’ employees is a member of a union that relates to such employee’s relationship with the Company and neither the Company nor any of its Subsidiaries is a party to a collective bargaining agreement. Except as set forth in Schedule 3(n), no executive officer (as defined in Rule 501(f) of the 1933 Act) has notified the Company that such executive officer intends to leave the Company or otherwise terminate such officer’s employment with the Company. No executive officer, to the Knowledge of the Company, is, or is now expected to be, in violation of any material term of any employment contract, confidentiality, disclosure or proprietary information agreement, non-competition agreement, or any other contract or agreement or any restrictive covenant, and the continued employment of each such executive officer does not subject the Company or any of its Subsidiaries to any liability with respect to any of the foregoing matters. The Company and its Subsidiaries are in compliance with all federal, state, local and foreign laws and regulations relating to employment and employment practices, terms and conditions of employment and wages and hours, except where the failure to be in compliance would not result, either individually or in the aggregate, in a Material Adverse Effect.

o. Intellectual Property Rights. The Company and its Subsidiaries own or possess adequate rights or licenses to use all trademarks, trade names, service marks, service mark registrations, service names, patents, patent rights, copyrights, inventions, licenses, approvals, governmental authorizations, trade secrets and other intellectual property rights necessary to conduct their respective businesses as now conducted. None of the Company’s and its Subsidiaries’ trademarks, trade names, service marks, service mark registrations, service names, patents, patent rights, copyrights, inventions, licenses, approvals, governmental authorizations, trade secrets and other intellectual property rights have expired or terminated, or are expected to expire or terminate within two years from the date this representation is made. The Company has no Knowledge of any infringement by the Company or any of its Subsidiaries of trademarks, trade names, service marks, service mark registrations, service names, patents, patent rights, copyrights, inventions, licenses, trade secrets or other intellectual property rights of others, or of any development of similar or identical trade secrets or technical information by others. There is no claim, action or proceeding being made or brought against, or to the Company’s Knowledge, being threatened against, the Company or any of its Subsidiaries regarding its trademarks, trade names, service marks, service mark registrations, service names, patents, patent rights, copyrights, inventions, licenses or trade secrets, or infringement of other intellectual property rights. The Company does not have any Knowledge of any facts or circumstances that could reasonably be expected to give rise to any of the foregoing. The Company and its Subsidiaries have taken reasonable security measures to protect the secrecy, confidentiality and value of all of their intellectual properties.

p. Environmental Laws. Except as set forth in Schedule 3(p), and except as could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect, the Company and its Subsidiaries (I) are in compliance with any and all Environmental Laws (as defined below), (II) have received all permits, licenses or other approvals required of them under applicable Environmental Laws to conduct their respective businesses as presently conducted and (III) are in compliance with all terms and conditions of any such permit, license or approval. The term “Environmental Laws” means all federal, state, local or foreign laws relating to pollution or protection of human health or the environment (including ambient air, surface water, groundwater, land surface or subsurface strata), including laws relating to emissions, discharges, releases or threatened releases of chemicals, pollutants, contaminants, or toxic or hazardous substances or wastes into the environment, or otherwise relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of hazardous materials, as well as all authorizations, codes, decrees, demands or demand letters, injunctions, judgments, licenses, notices or notice letters, orders, permits, plans or regulations issued, entered, promulgated or approved thereunder.

q. Title. Except as set forth in Schedule 3(bb), neither the Company nor any of its Subsidiaries has any interest in real property or any oil, gas or other mineral drilling, exploration or development rights. The Company and its Subsidiaries have good and valid title to all personal property owned by them that is material to the business of the Company and its Subsidiaries, in each case free and clear of all Liens except such as are described in Schedule 3(q). The Company and its Subsidiaries have good, marketable and indefeasible title in fee simple to all real property owned (rather than leased) by them (the “Owned Real Property”) as set forth on Schedule 3(q), in each case free and clear of all Liens, other than Permitted Liens, except such as are described in Schedule 3(q).

r. Insurance. The Company and each of its Active Subsidiaries are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as management of the Company believes to be prudent and customary in the businesses in which the Company and its Active Subsidiaries are engaged. Neither the Company nor any such Active Subsidiary has been refused any insurance coverage sought or applied for, and neither the Company nor any such Active Subsidiary has any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business at a cost that would not have a Material Adverse Effect.

s. Regulatory Permits. Except as set forth on Schedule 3(s) or as could not, individually or in the aggregate, reasonably be expected to have any of (i) a Material Adverse Effect, (ii) a Services Business Material Adverse Effect, (iii) a Property Material Adverse Effect, or (iv) a material adverse effect on the production, extraction, transportation or sale of oil, gas, minerals or other Hydrocarbons (as defined in the Mortgages) from any portion of the Real Property (as defined in Section 3(bb)) that is producing oil, gas, minerals and/or other Hydrocarbons at the time this representation is made, the Company and its Active Subsidiaries possess all certificates, authorizations, approvals, licenses and permits issued by the appropriate federal, state or foreign regulatory authorities necessary to conduct their respective businesses as conducted at the time this representation is made (“Permits”), and neither the Company nor any such Active Subsidiary has received any notice of proceedings relating to the revocation or modification of any such Permit. Without limiting the foregoing, except as set forth on Schedule 3(s), the Company and its Active Subsidiaries possess all Permits necessary to produce, extract, transport and sell the oil, gas and other minerals in that portion of Real Property that is producing oil, gas, minerals and/or other Hydrocarbons at the time this representation is made. Except as set forth in Schedule 3(s) or as could not reasonably be expected to have a Material Adverse Effect or a Property Material Adverse Effect, the Company and its Active Subsidiaries have no reason to believe that they will not be able to obtain necessary Permits as and when necessary to enable the Company to produce, extract, transport and sell the oil, gas, minerals and other Hydrocarbons in the Real Property. The Company is not in violation of any of the rules, regulations or requirements of The NASDAQ National Market (the “Principal Market”; provided however, that, if after the date of this Agreement the Common Stock is listed on the New York Stock Exchange or both the NASDAQ National Market or the New York Stock Exchange, the “Principal Market” shall mean the New York Stock Exchange or both the NASDAQ National Market and the New York Stock Exchange, as applicable) and has no knowledge of any facts or circumstances which would reasonably lead to delisting or suspension of the Common Stock by the Principal Market in the foreseeable future. Since December 31, 2002, (i) the Company’s Common Stock has been listed on the Principal Market, (ii) trading in the Common Stock has not been suspended by the SEC or the Principal Market and (iii) the Company has received no communication, written or oral, from the SEC or the Principal Market regarding the suspension or delisting of the Common Stock from the Principal Market. As used in this Agreement, “Services Business Material Adverse Effect” means any material adverse effect on the business, properties, assets, operations, results of operations, financial condition, credit worthiness or prospects of the Services Business, and “Property Material Adverse Effect” means any material adverse effect on the business, properties, assets, operations, results of operations, financial condition, credit worthiness or prospects of the Company and its Active Subsidiaries, taken as a whole, with respect to any of the geographical areas described under the heading “major properties”(or otherwise described) in Item 2 (or a comparable section) of the Company’s annual report on Form 10-K most recently filed by the Company prior to the date this representation is made, or any such geographical area that will be required to be described in the next annual report on Form 10-K to be filed by the Company after the date this representation is made.

t. Internal Accounting Controls; Disclosure Controls and Procedures. The Company and each of its Active Subsidiaries maintain a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management’s general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain asset and liability accountability, (iii) access to assets or incurrence of liability is permitted only in accordance with management’s general or specific authorization and (iv) the recorded accountability for assets and liabilities is compared with the existing assets and liabilities at reasonable intervals and appropriate action is taken with respect to any differences. The Company maintains disclosure controls and procedures required by Rule 13a-15 or Rule 15d-15 under the 1934 Act; such controls and procedures are effective to ensure that the information required to be disclosed by the Company in the reports that it files with or submits to the SEC is recorded, processed, summarized and reported accurately within the time periods specified in the SEC’s rules and forms.

u. Tax Status. The Company and each of its Active Subsidiaries (i) has made or filed all foreign, federal and state income and all other tax returns, reports and declarations required by any jurisdiction to which it is subject (unless and only to the extent that the Company and each of its Active Subsidiaries has set aside on its books provisions reasonably adequate for the payment of all unpaid and unreported taxes), (ii) has paid all taxes and other governmental assessments and charges that are material in amount, shown or determined to be due on such returns, reports and declarations, except those being contested in good faith and for which the Company has made appropriate reserves on its books, and

(iii) has set aside on its books provisions reasonably adequate for the payment of all taxes for periods subsequent to the periods to which such returns, reports or declarations (referred to in clause (i) above) apply. There are no unpaid taxes in any material amount claimed in writing to be due by the taxing authority of any jurisdiction, and to the Company’s Knowledge, there is no basis for any such claim.

v. Transactions With Affiliates. Except as set forth in Schedule 3(v) or for transactions in which the sole obligation of the Company or any of its Subsidiaries is the payment of cash in a maximum amount of $5,000 individually (for any single transaction) and $15,000 in the aggregate in any calendar year, no Related Party (as defined in Section 4(j)) of the Company or any of its Subsidiaries, nor any of their respective affiliates, is presently, or has been within the past two years, a party to any transaction, contract, agreement, instrument, commitment, understanding or other arrangement or relationship with the Company or any of its Subsidiaries (other than for services as an employee, officer and/or director), whether for the furnishing of services to or by, providing for rental of real or personal property to or from, or otherwise requiring payments or consideration to or from any such Related Party. Except as set forth in Schedule 3(v), no Related Party of the Company or any of its Subsidiaries, or any of their respective affiliates, has any direct or indirect ownership interest in any Person (other than ownership of less than 2% of the outstanding common stock of a publicly traded corporation) in which the Company or any of its Subsidiaries has any direct or indirect ownership interest or with which the Company or any of its Subsidiaries competes or has a business relationship.

w. Application of Takeover Protections. The Company and its Board of Directors have taken all necessary action, if any, in order to render inapplicable any control share acquisition, business combination or other similar anti-takeover provision under the Articles of Incorporation or the laws of Colorado that is or could become applicable to the Buyers as a result of the transactions contemplated by this Agreement, including the Company’s issuance of the Securities and the Buyers’ ownership of the Securities.

x. Rights Agreement. The Company has not adopted a shareholder rights plan or similar arrangement relating to accumulations of beneficial ownership of Common Stock or a change in control of the Company.

y. Foreign Corrupt Practices. Neither the Company, nor any of its Subsidiaries, nor to the Company’s Knowledge, any director, officer, agent, employee or other person acting on behalf of the Company or any of its Active Subsidiaries has, in the course of its actions for, or on behalf of, the Company, used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expenses relating to political activity; made any direct or indirect unlawful payment to any foreign or domestic government official or employee from corporate funds; violated or is in violation of any provision of the U.S. Foreign Corrupt Practices Act of 1977, as amended; or made any unlawful bribe, rebate, payoff, influence payment, kickback or other unlawful payment to any foreign or domestic government official or employee.

z. No Other Agreements. As of the Initial Closing Date, the Company has not, directly or indirectly, made any agreements with any Buyers relating to the terms or conditions of the transactions contemplated by the Transaction Documents except as set forth in the Transaction Documents.

aa. Outstanding Indebtedness; Liens. Payments of principal and other payments due under the Notes will, upon issuance in connection with the Closings, rank senior to all other Indebtedness (as defined in the Notes) of the Company or any of its Subsidiaries (other than, at the Initial Closing, with respect to the repayment of the Indebtedness required to be repaid by Section 4(u), and provided, however, that such payments will be no less than pari passu with Indebtedness permitted under clauses (a)(IV), (a)(V), (a)(VI) (a)(VII), (a)(VIII) and (A)(IX) of Section 4(n)) and, by virtue of their secured position, to all trade account payables of the Company or any of its Subsidiaries. Except as set forth on Schedule 3(aa), (I) neither the Company nor any of its Subsidiaries has any outstanding Indebtedness or trade account payables, (II) there are no Liens on any of the assets of the Company and its Subsidiaries, and (III) there are no financing statements securing obligations of any amounts filed against the Company or any of its Subsidiaries or any of their respective assets.

bb. Real Property. Schedule 3(bb) (subject to the exclusions set forth therein) contains a complete and correct list of all the real property; facilities; and oil, gas and other mineral drilling, exploration and development rights, concessions, working interests and participation interests (including all Hydrocarbon Property (as defined in the Mortgages)) that (i) are leased or otherwise owned or possessed by the Company or any of its Subsidiaries, (ii) in connection with which the Company or any of its Subsidiaries has entered into an option agreement, participation agreement or acquisition and drilling agreement or (iii) the Company or any of its Subsidiaries has agreed (or has an option) to lease or otherwise acquire or may be obligated to lease or otherwise acquire in connection with the conduct of its business (collectively, the “Real Property”). Schedule 3(bb) also contains a complete and correct list of all leases and other agreements with respect to which the Company or any of its Subsidiaries is a party or otherwise bound or affected with respect to the Real Property, except easements, rights of way, access agreements, surface damage agreements, surface use agreements or similar agreements that pertain to Real Property that is contained wholly within the boundaries of any owned or leased Real Property otherwise described on Schedule 3(bb) (the “Real Property Leases”). The lists of Real Property and Real Property Leases included in Schedule 3(bb) do not contain any material non-public information. Except as set forth in Schedule 3(bb), the Company is the legal and equitable owner of a leasehold interest in all of the Real Property that is producing oil, gas, minerals and/or other Hydrocarbons at the time this representation is made (“Producing Property”), and possesses good, marketable and defensible title thereto, free and clear of all Liens (other than Permitted Liens) and other matters affecting title to such leasehold that could impair the ability of the Company and its Subsidiaries to realize the benefits of the rights provided to any of them under the Real Property Leases. Except with respect to the Owned Real Property, the Company is the legal and equitable owner of a leasehold interest in all of the Real Property that is not Producing Property and, except as could not reasonably be expected, individually or in the aggregate, to have any of a Material Adverse Effect, a Property Material Adverse Effect or a Services Business Material Adverse Effect, possesses good, marketable and defensible title thereto, free and clear of all Liens (other than Permitted Liens) and other matters affecting title to such leasehold that could impair the ability of the Company and its Subsidiaries to realize the benefits of the rights provided to any of them under the Real Property Leases. All of the Real Property Leases with respect to Producing Property are valid and in full force and effect and are enforceable against all parties thereto, (ii) neither the Company nor any of its Subsidiaries nor, to the Company’s Knowledge, any other party thereto is in default in any material respect under any of such Real Property Leases and (iii) no event has occurred which with the giving of notice or the passage of time or both could constitute a default under, or otherwise give any party the right to terminate, any of such Real Property Leases, or could adversely affect the Company’s or any of its Subsidiaries’ interest in and title to the Real Property subject to any of such Real Property Leases. Except as could not reasonably be expected, individually or in the aggregate, to have any of a Material Adverse Effect, a Property Material Adverse Effect or a Services Business Material Adverse Effect, (i) all of the Real Property Leases with respect to all of the Real Property that is not Producing Property are valid and in full force and effect and are enforceable against all parties thereto, (ii) neither the Company nor any of its Subsidiaries nor, to the Company’s Knowledge, any other party thereto is in default under any of such Real Property Leases and (iii) no event has occurred which with the giving of notice or the passage of time or both could constitute a default by the Company or its Subsidiaries under, or otherwise give any party the right to terminate, any of such Real Property Leases, or could adversely affect the Company’s or any of its Subsidiaries’ interest in and title to the Real Property subject to any of such Real Property Leases. No Real Property Lease is subject to termination, modification or acceleration as a result of the transactions contemplated hereby. Except as set forth in Schedule 3(bb), all of the Real Property Leases will remain in full force and effect upon, and permit, the consummation of the transactions contemplated hereby (including the granting of leasehold mortgages). Except as could not reasonably be expected, individually or in the aggregate, to have either a Material Adverse Effect or a Property Material Adverse Effect, the Real Property are permitted for their present uses under applicable zoning laws, are permitted conforming structures and comply with all applicable building codes, ordinances and other similar legal requirements. Except as set forth on Schedule 3(bb), there are no pending or, to the Knowledge of the Company, threatened condemnation, eminent domain or similar proceedings, or litigation or other proceedings affecting the Real Property, or any portion or portions thereof. Except as set forth on Schedule 3(bb), to the Knowledge of the Company, there are no pending or threatened requests, applications or proceedings to alter or restrict any zoning or other use restrictions applicable to the Real Property that would interfere with the conduct of the Company’s or any of its Subsidiaries’ business as conducted at the time this representation is made. Except as set forth on Schedule 3(bb), there are no restrictions applicable to the Real Property that would interfere with the Company’s or any of its Subsidiary’s making an assignment or granting of a leasehold or other mortgage to the Buyers as contemplated by the Security Documents (as defined in the Notes), including any requirement under any Real Property Leases requiring the consent of, or notice to, any lessor of any such Real Property. None of the Real Property of the Company and its Subsidiaries located in the State of Kansas is currently producing any Hydrocarbons, and none of such Real Property has any material value as of the date hereof.

cc. Joint Value Enhancement Agreement. The Joint Value Enhancement Agreement, dated December 3, 2003, among Infinity Oil & Gas of Wyoming, Inc. (“IOGW”), Schlumberger Technology Corporation and Red Oak Capital Management LP (the “JVEA”) has been terminated and will be of no further force or effect as of and after February 6, 2005; provided, however, that (i) the obligation to make Deferred Payments (as such term is defined in the JVEA) under Article 5 of the JVEA in respect of each Bundle (as such term is defined in the JVEA) shall continue for the full period provided by Article 5.2 of the JVEA for that Bundle, and (ii) the confidentiality provisions of Article 10 of the JVEA shall continue for a period of eighteen (18) months following the termination of the JVEA.

      4. COVENANTS.
      a. Best Efforts. Each party shall use its best efforts to timely satisfy each of the conditions to be satisfied by it as provided in Sections 6 and 7 of this Agreement.
      b. Form D and Blue Sky. The Company agrees to timely file a Form D with respect to the Securities as required under Regulation D and to provide a copy thereof to each Buyer promptly after such filing. The Company shall, on or before each of the Closing Dates, take such action as the Company shall reasonably determine is necessary in order to obtain an exemption for, or to qualify the Securities for, sale to the Buyers at each of the Closings pursuant to this Agreement under applicable securities or “Blue Sky” laws of the states of the United States, and shall provide evidence of any such action so taken to the Buyers on or prior to each of the Closing Dates. The Company shall make all filings and reports relating to the offer and sale of the Securities required under applicable securities or “Blue Sky” laws of the states of the United States following each of the Closing Dates.
      c. Reporting Status. Until the latest of (i) the date that is one year after the date as of which the Investors (as that term is defined in the Registration Rights Agreement) may sell all of the Conversion Shares and the Warrant Shares without restriction pursuant to Rule 144(k) promulgated under the 1933 Act (or successor thereto), (ii) the date on which no Notes or Warrants remain outstanding, and (iii) the date that is the last day of the Additional Note Issuance Period (the “Reporting Period”), the Company shall timely file all reports required to be filed with the SEC pursuant to the 1934 Act, and the Company shall not terminate its status as an issuer required to file reports under the 1934 Act even if the 1934 Act or the rules and regulations thereunder would otherwise permit such termination.
      d. Use of Proceeds. The Company will use the proceeds from the sale of the Notes and Warrants first (i) to pay expenses and commissions related to the sale of the Notes and Warrants, (ii) to repay all outstanding borrowings (including principal thereof and accrued but unpaid interest and fees thereon) of Consolidated Oil Well Services, Inc. (a Subsidiary of the Company) (“Consolidated”), under Consolidated’s term loan and lines of credit (collectively, the “Lasalle Facility”) with LaSalle Bank, N.A. (“LaSalle”), such repayment to be made as of the Initial Closing, (iii) to repay all outstanding borrowings (including principal thereof and accrued but unpaid interest and fees thereon) of Infinity Oil & Gas of Wyoming, Inc. (a Subsidiary of the Company) (“Infinity-Wyoming”), under Infinity-Wyoming’s credit facility (the “U.S. Bank Facility”) with U.S. Bank National Association (“U.S. Bank”), such repayment to be made as of the Initial Closing, and (iv) to pay the redemption price of any of the Company’s 8% Subordinated Convertible Notes due 2006 (the “8% Notes”) redeemed by the Company as required by Section 4(q), in each case as more specifically described and in the amounts indicated in Schedule 4(d). Except as provided in Section 4(r) and 4(u), the Company will use the remainder of such proceeds to fund its oil and gas exploration and development operating activities (and not for the redemption or repayment of any Indebtedness).
      e. Financial Information. The Company agrees to send the following to each Investor (as that term is defined in the Registration Rights Agreement) during the Reporting Period: (i) within one (1) day after the filing thereof with the SEC, a copy of its Annual Reports on Form 10-K, its Quarterly Reports on Form 10-Q, any Current Reports on Form 8-K and any registration statements (other than on Form S-8) or amendments filed pursuant to the 1933 Act, unless the foregoing are filed with the SEC through EDGAR and are immediately available to the public through EDGAR; (ii) on the same day as the release thereof, facsimile copies of all press releases issued by the Company or any of its Subsidiaries, except to the extent such release is available through Bloomberg Financial Markets (or any successor thereto) contemporaneously with such issuance; and (iii) copies of any notices and other information made available or given to the shareholders of the Company generally, contemporaneously with the making available or giving thereof to the shareholders.
      f. Reservation of Shares. The Company shall take all action necessary to at all times have authorized, and reserved for the purpose of issuance, no less than 100% of the aggregate number of shares of Common Stock issuable upon exercise of all outstanding Warrants.
      g. Listing. The Company shall promptly secure the listing of all of the Registrable Securities (as defined in the Registration Rights Agreement) upon each national securities exchange and automated quotation system, if any, upon which shares of Common Stock are then listed (subject to official notice of issuance) and shall maintain, so long as any other shares of Common Stock shall be so listed, such listing of all Registrable Securities from time to time issuable under the terms of the Transaction Documents. The Company shall maintain the Common Stock’s listing on the NASDAQ National Market or the New York Stock Exchange. Neither the Company nor any of its Subsidiaries shall take any action which would be reasonably expected to result in the delisting or suspension of the Common Stock on the Principal Market. The Company shall pay all fees and expenses in connection with satisfying its obligations under this Section 4(g).
      h. Expenses. Subject to Section 9(k) below, at each Closing, the Company shall pay each of the Buyers a non-accountable reimbursement amount equal to such Buyer’s Reimbursement Allocation Percentage, as set forth opposite such Buyer’s name on the Schedule of Buyers (which for all Buyers shall total 1.5%), multiplied by the original principal amount of Notes purchased by all the Buyers at such Closing to cover due diligence, negotiating and preparing the Transaction Documents and consummating the transactions contemplated thereby (less at the Initial Closing, in the case of HFTP Investment L.L.C., a Buyer (“HFTP”), the $25,000 previously paid to HFTP as a reimbursement). The amount payable to each Buyer pursuant to the preceding sentence at each Closing shall be withheld as an off-set by such Buyer from its Purchase Price to be paid by it at such Closing.
      i. Disclosure of Transactions and Other Material Information. Contemporaneous with or prior to the earlier of (i) the Company’s first public announcement of the transactions contemplated hereby and (ii) 8:00 a.m. (New York City time) on the second (2nd) Business Day following the Initial Closing Date, the Company shall file a Form 8-K with the SEC describing the terms of the transactions contemplated by the Transaction Documents and including as exhibits to such Form 8-K this Agreement (including the schedules hereto, other than the lists of Real Property and Real Property Leases included in Schedule 3(bb)), the Form of Initial Note, the Form of Additional Note, the Registration Rights Agreement, the Form of Warrant, the Form of Security Agreement, the Form of Guaranty and the Form of Mortgage, in the form required by the 1934 Act (the “Announcing Form 8-K”). Unless required by law or a rule of the Principal Market, the Company shall not make any public announcement regarding the transactions contemplated hereby prior to the Initial Closing. No later than 8:00 a.m. (New York City time) on the first (1st) Business Day following each Additional Sale Election Notice Date and each Additional Closing Date, the Company shall file a Form 8-K with the SEC describing the terms of the transactions proposed or consummated in connection with such Additional Sale Election Notice Date or Additional Closing Date. From and after the filing of the

Announcing Form 8-K with the SEC, no Buyer shall be in possession of any material nonpublic information received from the Company, any of its Subsidiaries or any of their respective officers, directors, employees or agents. The Company shall not, and shall cause each of its Subsidiaries and its and each of their respective officers, directors, employees and agents not to, provide any Buyer with any material nonpublic information regarding the Company or any of its Subsidiaries from and after the filing of the Announcing Form 8-K with the SEC without the express prior written consent of such Buyer. In the event of a breach of the foregoing covenant by the Company, any of its Subsidiaries, or any of its or their respective officers, directors, employees and agents, in addition to any other remedy provided herein or in the Transaction Documents, a Buyer shall have the right to make a public disclosure twenty-four (24) hours after notifying the Company in writing of its intention to do so, in the form of a press release, public advertisement or otherwise, of such material nonpublic information without the prior approval by the Company, its Subsidiaries, or any of its or their respective officers, directors, employees or agents. No Buyer shall have any liability to the Company, its Subsidiaries, or any of its or their respective officers, directors, employees, shareholders or agents for any such disclosure. Subject to the foregoing, neither the Company nor any Buyer shall issue any press releases or any other public statements with respect to the transactions contemplated hereby or disclosing the name of any Buyer; provided, however, that the Company shall be entitled, without the prior approval of any Buyer, to make any press release or other public disclosure with respect to such transactions (i) in substantial conformity with the Announcing Form 8-K and contemporaneously therewith and (ii) as is required by applicable law and regulations (provided that each Buyer shall be consulted by the Company in connection with any such press release or other public disclosure prior to its release and shall be provided with a copy thereof).
      j. Transactions With Affiliates. From the date of this Agreement until the first date following the Initial Closing Date on which no Notes or Warrants are outstanding, the Company shall not, and shall cause each of its Subsidiaries not to, enter into, amend, modify or supplement any transaction, contract, agreement, instrument, commitment, understanding or other arrangement with any of its or any Subsidiary’s officers, directors, persons who were officers or directors at any time during the previous two years, shareholders (other than any holder of less than 5% of the outstanding Common Stock), or affiliates of the Company or any of its Subsidiaries, or with any individual related by blood, marriage or adoption to any such individual or with any entity in which any such entity or individual owns a beneficial interest (each a “Related Party”), except for (a) customary employment arrangements and benefit programs on reasonable terms, or (b) any transaction, contract, agreement, instrument, commitment, understanding or other arrangement on an arms-length basis that is on terms no less favorable than terms that would have been obtainable from a person other than such Related Party and that is approved by a majority of the disinterested directors of the Company. For purposes hereof, any director who is also an officer of the Company or any Subsidiary shall not be a disinterested director with respect to any such transaction, contract, agreement, instrument, commitment, understanding or other arrangement. “Affiliate” for purposes hereof means, with respect to any person or entity, another person or entity that, directly or indirectly, (i) has a 5% equity interest in that person or entity, (ii) has a common ownership with that person or entity, (iii) controls that person or entity, (iv) is controlled by that person or entity or (v) shares common control with that person or entity. “Control” or “controls” for purposes hereof means that a person or entity has the power, direct or indirect, to conduct or govern the policies of another person or entity.
      k. Shareholder Approval. In the event that the Company solicits approval by the Company’s shareholders of the Company’s issuance of all of the Conversion Shares and Warrant Shares, as set forth in this Agreement, the Notes and the Warrants, in accordance with the rules and regulations of the Principal Market (such approval being referred to herein as “Shareholder Approval”), each Buyer and a counsel of its choice shall be entitled to review, prior to filing with the SEC, the proxy statement to be provided by the Company to its shareholders in connection with soliciting Shareholder Approval, which proxy statement shall not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.
      l. Corporate Existence; Real Property Leases. From the date of this Agreement until the first date following the Initial Closing Date on which no Notes or Warrants are outstanding, the Company shall maintain its corporate existence and shall not sell all or substantially all of the assets of the Company’s assets (including, for the avoidance of any doubt, all or substantially all of the assets of the Subsidiaries in the aggregate), except in the event of a merger or consolidation or sale or transfer of all or substantially all of the Company’s assets (including, for the avoidance of any doubt, all or substantially all of the assets of the Subsidiaries in the aggregate), where the surviving or successor entity in such transaction (i) assumes the Company’s obligations hereunder and under the agreements and instruments entered into in connection herewith and (ii) is a publicly traded corporation whose common stock is quoted on or listed for trading on the NASDAQ National Market or the New York Stock Exchange. From the date of this Agreement until the end of the Additional Note Issuance Period and for so long as any Notes or Warrants are outstanding, the Company shall, and shall cause each of its Subsidiaries to, refrain from violating, breaching or defaulting under in any respect, or taking or failing to take any action that (with or without notice or lapse of time or both) would constitute a violation or breach of, or default under, any term or provision of any Real Property Lease to which the Company or any of its Subsidiaries is a party, except to the extent such violation, breach or default, action or in-action could not reasonably be expected, either individually or in the aggregate, to have a Material Adverse Effect.
      m. Pledge of Securities. The Company acknowledges and agrees that the Securities may be pledged by an Investor (as defined in the Registration Rights Agreement) in connection with a bona fide margin agreement or other loan secured by the Securities. The pledge of Securities shall not be deemed to be a transfer, sale or assignment of the Securities hereunder, and no Investor effecting any such pledge of Securities shall be required to provide the Company with any notice thereof or otherwise make any delivery to the Company pursuant to this Agreement or any other Transaction Document, including Section 2(f) of this Agreement; provided that an Investor and its pledgee shall be required to comply with the provisions of Section 2(f) in order to effect a sale, transfer or assignment of Securities to such pledgee. The Company hereby agrees to execute and deliver such documentation as a pledgee of the Securities may reasonably request in connection with a pledge of the Securities to such pledgee by an Investor.
      n. Priority of Notes. From the date of this Agreement until the first date following the Initial Closing Date on which no Notes are outstanding, the Company shall not, and shall not permit any of its Subsidiaries to, (a) issue, assume or incur any Indebtedness (as defined in the Notes), except for (I) Indebtedness under the Notes, (II) Indebtedness (A) the holders of which agree in writing to be subordinate to the Notes on terms and conditions acceptable to the Buyers, including with regard to interest payments and repayment of principal, (B) which does not mature or otherwise require or permit redemption or repayment prior to or on the Maturity Date of any Notes then outstanding, and (C) which is not secured by any of the assets of the Company or any of its Subsidiaries (“Permitted Subordinated Indebtedness”), (III) Indebtedness solely between the Company and/or one of its domestic Active Subsidiaries on the one hand, and the Company and/or one of its domestic Active Subsidiaries on the other, provided that in each case a majority of the equity of any such domestic Active Subsidiary is directly or indirectly owned by the Company, such domestic Active Subsidiary is controlled by the Company and such domestic Active Subsidiary is a party to the Guaranty Agreement and the Security Agreement, (IV) surety bonds, bids, performance bonds, and similar obligations (exclusive of obligations for the payment of borrowed money) obtained by the Company and its Subsidiaries in the ordinary course of business for the purpose of satisfying federal, state and/or local legal requirements for owning and operating their oil and gas properties or for operating the Services Business (as defined in Section 4(s)), (V) Capital Lease Obligations incurred in connection with acquiring equipment for the Company’s oil and gas exploration and production business in amounts not exceeding individually, the fair market value of the equipment subject to such Capital Lease Obligations and in an aggregate outstanding amount not exceeding 7.5% of After-tax PV10 (as defined in the Notes) at any one time, (VI) reimbursement obligations in respect of letters of credit issued by one or more financial institutions for the account of the Company or any of its Active Subsidiaries in connection with the Company’s establishment and maintenance of a Hedged (as defined in Section 4(t)) position with respect to, at any time, a maximum of 2/3 of the Company’s estimate of its oil and gas production for the succeeding 12 calendar months on a rolling 12-calendar month basis, (VII) reimbursement obligations in respect of letters of credit issued for the account of the Company or any of its Active Subsidiaries for the purpose of securing performance obligations of the Company or its Active Subsidiaries incurred in the ordinary course of business (and not issued in connection with the Company’s establishment and maintenance of a Hedged position) so long as the aggregate face amount of all such letters of credit does not exceed $1,000,000 at any one time, (VIII) Indebtedness under that certain unsecured promissory note, dated January 27, 2003, in the name of Dobber Aviation, L.L.C., in a principal amount not exceeding $2,500,000 (less any payments of principal thereon or other reductions to principal made from time to time with respect thereto), and (IX) that certain unsecured obligation of the Company to Premium Assignment Corporation existing as of the date of this Agreement in an amount not to exceed $159,623.86 (less any payments of such obligation or other reductions to such obligation made from time to time with respect thereto); (b) issue, incur, assure or extend the term of any Indebtedness in a principal amount in excess of $2,000,000 where the proceeds of such Indebtedness are to be used to develop, or in connection with the development, of assets located outside the United States in which the holders of the Notes do not have a valid perfe cted, first priority security interest; (c) issue any capital stock of the Company or any Subsidiary redeemable prior to or on the Maturity Date of any Notes then outstanding; (d) directly or indirectly, create, assume or suffer to exist any Lien, other than a Permitted Lien, on any asset now owned or hereafter acquired by the Company or any of its Subsidiaries or (e) except as required or expressly permitted by Section 4(d), 4(q), 4(r) or 4(u), redeem, or otherwise repay in cash any principal of any Indebtedness (other than Indebtedness under the Notes and Indebtedness permitted by clauses (a)(III), (a)(IV), (a)(V), (a)(VI), (a)(VII), (a)(VIII) and (a)(IX) of this Section 4(n)). The provisions of this Section 4(n) are in furtherance of Section 12 of the Notes, and in no way limit the other restrictions on or obligations of the Company pursuant to Section 12 of the Notes or otherwise.
      o. Restriction on Loans; Investments; Subsidiary Equity. From the date of this Agreement until the first date following the Initial Closing Date on which no Notes are outstanding, the Company shall not, and shall not permit any of its Subsidiaries to, (i) except for Permitted Investments (as defined herein) in which the holders of the Notes have a valid, perfected first priority security interest, make any loans to, or investments in, any other person or entity, including through lending money, deferring the purchase price of property or services (other than trade accounts receivable on terms of ninety (90) days or less), purchasing any note, bond (excluding surety and similar bonds obtained by the Company and its Subsidiaries in the ordinary course of their business to the extent permitted by clause (a)(IV) of Section 4(n)), debenture or similar instrument, entering into any letter of credit (except as permitted by clause (a)(VI) or (a)(VII) of Section 4(n)), guaranteeing (or taking any action that has the effect of guaranteeing) any obligations of any other person or entity, or acquiring any equity securities of, or other ownership interest in, or making any capital contribution to any other entity (provided, however that the Company and its domestic Active Subsidiaries may make loans to each other to the extent the incurrence of the Indebtedness represented by such loans would not be prohibited by Section 4(n)), (ii) invest in, participate in, lease, purchase, obtain or otherwise acquire any real property, facilities, or oil, gas or other mineral drilling, exploration or development rights, concessions, working interests or participation interests (collectively, “Interests”) in which the Buyers are not provided with a valid, perfected first priority security interest in such Interests on or prior to the date that is the earliest of (I) the tenth Business Day of the subsequent calendar quarter, (II) ten (10) Business Days after the date on which the aggregate acquisition price of such investments, participations, leases, purchases or acquisitions exceeds $1,000,000 during a calendar quarter and (III) concurrently with any investment, participation, lease, purchase or acquisition that has an acquisition price that individually exceeds $1,000,000, or (iii) issue, transfer or pledge any capital stock or equity interest in any Subsidiary to any Person other than the Company. “Permitted Investments” means any investment in (A) direct obligations of the United States, or obligations guaranteed by the United States, in each case which mature and become payable within 90 days of the investment by the Company or any Subsidiary, (B) commercial paper rated at least A-1 by Standard & Poor’s Ratings Service and P-1 by Moody’s Investors Services, Inc., (C) time deposits with, including certificates of deposit issued by, any office located in the United States of any bank or trust company which is organized under the laws of the United States or any State thereof and has capital, surplus and undivided profits aggregating at least $500,000,000 and which issues (or the parent of which issues) certificates of deposit or commercial paper with a rating described in clause (B) above, in each case which mature and become payable within 90 days of the investment by the Company or any Subsidiary, (D) repurchase agreements with respect to securities described in clause (A) above entered into with an office of a bank or trust company meeting the criteria specified in clause (C) above, provided in each case that such investment matures and becomes payable within 90 days of the investment by the Company or any Subsidiary, or (E) any money market or mutual fund which invests only in the foregoing types of investments and the liquidity of which is satisfactory to the Secured Party (as defined in the Security Agreement).
      p. Restriction on Purchases or Payments. From the date of this Agreement until the first date following the Initial Closing Date on which no Notes are outstanding, the Company shall not, and shall not permit any of its Subsidiaries to, (i) declare, set aside or pay any dividends on or make any other distributions (whether in cash, stock, equity securities or property) in respect of any capital stock or split, combine or reclassify any capital stock or issue or authorize the issuance of any other securities in respect of, in lieu of or in substitution for any capital stock; provided however, that any Subsidiary may declare, set aside or pay any dividends on or make any other distributions (whether in cash, stock, equity securities or property) in respect of any of its capital stock that is held solely by the Company or by a domestic Active Subsidiary, provided that a majority of the equity of such domestic Active Subsidiary is directly or indirectly owned by the Company, such domestic Active Subsidiary is controlled by the Company and such domestic Active Subsidiary is a party to the Guaranty Agreement and the Security Agreement, or (ii) purchase, redeem or otherwise acquire, directly or indirectly, any shares of the Company’s capital stock or the capital stock of any of its Subsidiaries, except repurchases of unvested shares at cost in connection with the termination of the employment relationship with any employee pursuant to stock option or purchase agreements in effect on the date of this Agreement and set forth on Schedule 3(c).
      q. Redemption of 8% Subordinated Convertible Notes. As soon as possible after the Initial Closing, and in any event within five (5) Business Days thereafter, the Company shall mail or cause to be mailed a notice of redemption of the 8% Notes in accordance with Section 3.02 of the Indenture for the 8% Notes, dated as of December 21, 2001, between the Company and Wilmington Trust Company, as trustee (the “8% Indenture”), to effect an optional redemption of the 8% Notes pursuant to Section 3.05 of the 8% Indenture (such notice of redemption to be mailed to the holders of the 8% Notes at least 30 days but not more than 60 days before the redemption date), and shall redeem the 8% Notes in accordance with Article III of the Indenture, subject to the right of the holders of the 8% Notes to convert the 8% Notes into shares of Common Stock pursuant to Article 8 of the 8% Indenture.
      r. Redemption of 7% Subordinated Convertible Notes. In the event that, the Weighted Average Price (as defined in the Notes) of the Common Stock exceeds $11.50 (subject to adjustment for stock splits, stock dividends, stock combinations and other similar transactions after the date of this Agreement) on any five (5) Trading Days (as defined in the Notes) during any period of 10 consecutive Trading Days while any of the Notes are outstanding, the Company shall, as soon as possible after such fifth (5th) Trading Day and in any event within five (5) Business Days thereafter, mail or cause to be mailed a notice of redemption of the Company’s 7% Subordinated Convertible Notes due 2007 (the “7% Notes”) in accordance with Section 3.02 of the Indenture for the 7% Notes, dated as of April 22, 2002, between the Company and Wilmington Trust Company, as trustee (the “7% Indenture”), to effect an optional redemption of the 7% Notes pursuant to Section 3.05 of the 7% Indenture (such notice of redemption to be mailed to the holders of the 7% Notes at least 30 days but not more than 60 days before the redemption date), and shall redeem the 7% Notes in accordance with Article III of the 7% Indenture, subject to the right of the holders of the 7% Notes to convert the 7% Notes into shares of Common Stock pursuant to Article 8 of the 7% Indenture. Except as provided in the immediately preceding sentence, from the date of this Agreement until the earlier of the first date following the Initial Closing Date on which no Notes are outstanding and April 15, 2007, the Company shall not redeem, or otherwise repay in cash the principal of, the 7% Notes; provided, however, that the Company may redeem, or otherwise repay in cash the principal of, the 7% Notes using proceeds solely from the Company’s issuance or incurrence of Permitted Subordinated Indebtedness and the Company may redeem, or otherwise prepay the principal of, the 7% Notes using nonredeemable capital stock of the Company.
      s. Sale of Oil and Gas Well Services Operations. In the event that, while any of the Notes are outstanding, the Company sells all or any portion of its oil and gas well services operations (as described in the Company’s annual report on Form 10-K for the year ended December 31, 2003) (the “Services Business”), through the sale of any assets of such Services Business (other than assets sold in the ordinary course of business in one or more good faith, arms-length transactions to Persons that are not Related Parties where

(I) the aggregate value of all assets sold in such transactions is less than $300,000 in any 365-day period and the holders of the Notes receive a valid, perfected first priority security interest in the proceeds of such sales, or (II) the proceeds of such sales are used solely for capital expenditures on assets for the Services Business and the holders of the Notes receive a valid, perfected first priority security interest in such assets), sale of any stock of Consolidated or any other transaction, the Company shall promptly use any proceeds received from such sale(s) by the Company or any of its Subsidiaries to redeem Principal (as defined in the Notes) of the outstanding Notes, in accordance with the terms of the Notes. In such case, the Company shall first redeem Principal of outstanding Notes of the Series (as defined in the Notes) then having the latest Fixed Maturity Date (as defined in the Notes) and then each Series having the next latest Fixed Maturity Date, until all of such proceeds have been used.
      t. Hedging Requirement. As of each date (a “Determination Date”) that is the end of a quarterly or annual period covered by a quarterly report on Form 10-Q or annual report on Form 10-K (as the case may be) filed, or required to be filed, by the Company with the SEC from the date of this Agreement until the first date following the Initial Closing Date on which no Notes are outstanding, at least 20% of the Company’s estimate of its oil and gas production for the 12-month period commencing immediately after such Determination Date shall be protected from price fluctuations using derivatives, fixed price agreements and/or volumetric production payments (“Hedged”). Within one (1) Business Day after the filing of the quarterly report on Form 10-Q or annual report on Form 10-K covering the quarterly or annual period ended on such Determination Date, the Company shall deliver to each Buyer a certificate as to the Company’s compliance with the foregoing, which certificate shall not contain any material nonpublic information. The Company’s obligation to hedge against price fluctuations as set forth in this Section 3(t), the amount and nature of such Hedged position and a statement as to the Company’s compliance with this requirement shall be disclosed in the quarterly report on Form 10-Q or annual report on Form 10-K ended on such Determination Date, as filed with the SEC.
      u. Repayment of Certain Indebtedness. As soon as practicable after the Initial Closing and in any event within thirty (30) Business Days thereafter, the Company shall (i) repay all of the borrowings with respect to the properties and vehicles listed on Schedule 4(u), in each case in the amounts set forth thereon, and (ii) provide the Buyers valid perfected, first priority security interests in such properties and vehicles (except, with respect to vehicles, to the extent not required pursuant to the terms of the Security Agreement) and all Owned Real Property not otherwise described on Schedule 4(u).
      v. Prohibition Against Variable Priced Securities. From the date of this Agreement until the first date following the Initial Closing Date on which no Notes or Warrants are outstanding, the Company shall not in any manner issue or sell any Options (as defined below) or Convertible Securities (as defined below) that are convertible into or exchangeable or exercisable for shares of Common Stock at a price that varies or may vary with the market price of the Common Stock, including by way of one or more resets to a fixed price or increases in the number of shares of Common Stock issued or issuable, or at a price that upon the passage of time or the occurrence of certain events automatically is reduced or is adjusted or at the option of any Person may be reduced or adjusted, whether or not based on a formulation of the then current market price of the Common Stock, provided however, that the Company may temporarily adjust the conversion price of the 7% Notes that are outstanding on the date of this Agreement, to a lower fixed conversion price for a period of not more than (30) thirty days in any 365-day period. For purposes of this Agreement, “Convertible Securities” means any stock or securities (other than Options) directly or indirectly convertible into or exchangeable or exercisable for shares of Common Stock and “Options” means any rights, warrants or options to subscribe for or purchase shares of Common Stock or Convertible Securities.
      w. Security Covenants. With respect to any Production Proceeds (as defined in the Mortgages) received by Company or any of its Subsidiaries which constitute (i) payment of oil or gas proceeds received on account of, or for the benefit of, any third-party owner of oil or gas interests or (ii) taxes, charges, costs and expenses that are required to be paid on account of such Production Proceeds on account of, or for the benefit of, any third-party owner of oil or gas interests (the items in clauses (i) and (ii), the “Third-Party Production Proceeds”), the Company shall, and shall cause its Subsidiaries to, segregate that portion of Production Proceeds received on any day constituting Third-Party Production Proceeds into a segregated Deposit

Account (as defined in the Security Agreement) covered by an Account Control Agreement (as defined in the Security Agreement) which only has Third-Party Production Proceeds on deposit therein at any time. Company shall, and shall cause its Subsidiaries to, deposit all Production Proceeds not constituting Third-Party Production Proceeds into a Deposit Account of the Company or one of its Subsidiaries which does not contain Third-Party Production Proceeds or any other Production Proceeds that are subject to an ownership interest or other claim by any third-party. The Company shall provide written notice to the holders of the Notes as to which Deposit Account is segregated for Third-Party Production Proceeds, and shall not change the Deposit Account segregated for Third-Party Production Proceeds without prior written consent of the holders of the Notes. Notwithstanding anything else to the contrary contained in this Agreement or any Transaction Document, Company shall, and shall cause its Active Subsidiaries to, enter into Mortgages covering all Real Property located in the State of Kansas within thirty (30) days of the Initial Closing and, in connection therewith, shall simultaneously deliver to the Buyers an opinion from Kansas counsel acceptable to the Buyers with respect to (i) the creation and perfection of the security interests purported to be created by such Mortgages, (ii) the compliance of such Mortgages with applicable laws, (iii) taxes, fees or other charges required under applicable laws in connection with the filing of such Mortgages, and (iv) such other opinions with respect to the Mortgages as reasonably requested by the Buyers, in each case in form and substance substantially similar to the opinions received by the Buyers in connection with the Mortgages filed in connection with the Initial Closing. The Company shall, and shall cause its Subsidiaries to, engage in the businesses conducted by such Persons as of the date hereof (and businesses related or complimentary thereto) and preserve, renew and keep in full force and effect their respective material rights, privileges and franchises necessary or desirable in the normal conduct of their business, including receiving, collecting and enforcing their rights to receive payment of Production Proceeds, enforcing liens and security interests in respect thereof and protecting their interests in and to all Production Proceeds. Immediately upon creation of any Active Subsidiary or any Inactive Subsidiary’s becoming an Active Subsidiary, the Company shall immediately pledge or cause to be pledged to the Buyers the stock of such new Active Subsidiary in accordance with the terms of the Pledge Agreement, and cause such Active Subsidiary to enter into the Guaranty and the Security Agreement and such other Security Documents as necessary to grant to the Buyers a security interest in, and lien on, substantially all of the assets of such new Active Subsidiary, and comply with the terms thereof.
      x. North Sand Wash Leases. Notwithstanding anything to the contrary contained in the Mortgages, IOGW shall be permitted to sell, free and clear of any Liens in favor of the Buyers, all of its interests in and to the Real Property Leases with respect to the Real Property located in the North Sand Wash area that are subject to the letter of intent between IOGW and Contex Energy Corporation dated December 14, 2004 (as previously disclosed to the Buyers), and set forth on Exhibit A thereto, if, and only if, all of the following conditions are satisfied: (i) such sale is consummated and IOGW receives the sale proceeds thereof within four (4) months of the Initial Closing Date, (ii) no Event of Default or Triggering Event, and no occurrence that, with the giving of notice or passage of time would constitute an Event of Default or Triggering Event, has occurred and is continuing at the time of such sale, (iii) such sale is to a third party not affiliated with Company or any of its Subsidiaries, (iv) such Real Property Leases do not cover an area of over 20,000 acres in the aggregate, and (v) such Real Property Leases are sold for no less than $10.00 per net mineral acre.
      5. TRANSFER AGENT INSTRUCTIONS.
      The Company shall issue irrevocable instructions to its transfer agent in the form attached hereto as Exhibit J (the “Irrevocable Transfer Agent Instructions”), and any subsequent transfer agent, to issue certificates or credit shares to the applicable balance accounts at DTC, registered in the name of each Buyer or its respective nominee(s), for the Conversion Shares and the Warrant Shares in such amounts as specified from time to time by each Buyer to the Company upon conversion of the Notes or exercise of the Warrants. Prior to registration of the Conversion Shares and the Warrant Shares under the 1933 Act, all such certificates shall bear the restrictive legend specified in Section 2(g). The Company warrants that no instruction other than the Irrevocable Transfer Agent Instructions referred to in this Section 5 and stop transfer instructions to give effect to Section 2(f) (in the case of the Conversion Shares and the Warrant Shares, prior to registration of the Conversion Shares and the Warrant Shares under the 1933 Act) will be given by the Company to its transfer agent and that the Securities shall otherwise be freely transferable on the books and records of the

Company as and to the extent provided in this Agreement and the Registration Rights Agreement. If a Buyer provides the Company with an opinion of counsel, in a generally acceptable form, to the effect that a public sale, assignment or transfer of the Securities may be made without registration under the 1933 Act or the Buyer provides the Company with reasonable assurances that the Securities can be sold pursuant to Rule 144 without any restriction as to the number of securities acquired as of a particular date that can then be immediately sold, the Company shall permit the transfer and, in the case of the Conversion Shares and the Warrant Shares, promptly instruct its transfer agent to issue one or more certificates or credit shares to the applicable balance accounts at DTC in such name and in such denominations as specified by such Buyer and without any restrictive legend. The Company acknowledges that a breach by it of its obligations hereunder will cause irreparable harm to the Buyers by vitiating the intent and purpose of the transaction contemplated hereby. Accordingly, the Company acknowledges that the remedy at law for a breach of its obligations under this Section 5 will be inadequate and agrees, in the event of a breach or threatened breach by the Company of the provisions of this Section 5, that the Buyers shall be entitled, in addition to all other available remedies, to an order and/or injunction restraining any breach and requiring immediate issuance and transfer, without the necessity of showing economic loss and without any bond or other security being required.
      6.     CONDITIONS TO THE COMPANY’S OBLIGATION TO SELL.
      a.     Initial Closing Date. The obligation of the Company to issue and sell the Initial Notes and the Initial Warrants to each Buyer at the Initial Closing is subject to the satisfaction, at or before the Initial Closing Date, of each of the following conditions, provided that these conditions are for the Company’s sole benefit and may be waived by the Company at any time in its sole discretion by providing each Buyer with prior written notice thereof:

(i) Such Buyer shall have executed each of the Transaction Documents to which it is a party and delivered the same to the Company.

(ii) Such Buyer shall have delivered to the Company the Purchase Price (less the amount withheld pursuant to Section 4(h)) for the Initial Notes and the Initial Warrants being purchased by such Buyer at the Initial Closing by wire transfer of immediately available funds pursuant to the wire instructions provided by the Company.

(iii) The representations and warranties of such Buyer shall be true and correct as of the date when made and as of the Initial Closing Date as though made at that time (except for representations and warranties that speak as of a specific date, which shall be true and correct as of such date), and such Buyer shall have performed, satisfied and complied with the covenants, agreements and conditions required by the Transaction Documents to be performed, satisfied or complied with by such Buyer at or prior to the Initial Closing Date.
      b.     Additional Closing Date. The obligation of the Company to issue and sell the Additional Notes and Additional Warrants to each Buyer at any Additional Closing is subject to the satisfaction, at or before the applicable Additional Closing Date, of each of the following conditions, provided that these conditions are for the Company’s sole benefit and may be waived by the Company at any time in its sole discretion by providing each Buyer with prior written notice thereof:

(i) Such Buyer shall have delivered to the Company the Purchase Price (less the amount withheld pursuant to Section 4(h)) for the Additional Notes and Additional Warrants being purchased by such Buyer at such Additional Closing by wire transfer of immediately available funds pursuant to the wire instructions provided by the Company.

(ii) The representations and warranties of such Buyer shall be true and correct as of the date when made and as of such Additional Closing Date as though made at that time (except for representations and warranties that speak as of a specific date, which shall be true and correct as of such date), and such Buyer shall have performed, satisfied and complied with the covenants, agreements and conditions required by the Transaction Documents to be performed, satisfied or complied with by such Buyer at or prior to such Additional Closing Date.

      7. CONDITIONS TO EACH BUYER’S OBLIGATION TO PURCHASE.
      a. Initial Closing Date. The obligation of each Buyer hereunder to purchase the Initial Notes and the Initial Warrants from the Company at the Initial Closing is subject to the satisfaction, at or before the Initial Closing Date, of each of the following conditions, provided that these conditions are for each Buyer’s sole benefit and may be waived only by such Buyer at any time in its sole discretion by providing the Company with prior written notice thereof:

(i) Each of the Company and its Subsidiaries shall have executed each of the Transaction Documents to which it is a party (other than any Additional Notes and Additional Warrants) and delivered the same to such Buyer.

(ii) The representations and warranties of the Company shall be true and correct as of the date when made and as of the Initial Closing Date as though made at that time (except for representations and warranties that speak as of a specific date, which shall be true and correct as of such date) and the Company shall have performed, satisfied and complied with the covenants, agreements and conditions required by the Transaction Documents to be performed, satisfied or complied with by the Company at or prior to the Initial Closing Date. Such Buyer shall have received a certificate, executed by the Chief Executive Officer of the Company, dated as of the Initial Closing Date, to the foregoing effect and as to such other matters as may be reasonably requested by such Buyer, including an update as of a date as close to the Initial Closing Date as practicable of the representations contained in Sections 3(c) and 3(bb) above.

(iii) Such Buyer shall have received (A) the opinion of Davis Graham & Stubbs, LLP, dated as of the Initial Closing Date, which opinion will address, among other things, laws of the State of Colorado applicable to the transactions contemplated hereby, in form, scope and substance reasonably satisfactory to such Buyer and in substantially the form of Exhibit K attached hereto, and (B) the opinions of Davis Graham & Stubbs, LLP, Kluin & Bolt, LLC, and Tate, Gowan and Wilson, each dated as of the Initial Closing Date, which opinions will collectively address, among other things, certain laws of the States of Wyoming, Kansas and Texas applicable to the security interests provided pursuant to the Security Agreement, in form, scope and substance reasonably satisfactory to such Buyer and in substantially the form of Exhibit L attached hereto.

(iv) The Company shall have executed and delivered to such Buyer the Note Certificates and the Initial Warrants (in such denominations as such Buyer shall request) for the Initial Notes and the Initial Warrants being purchased by such Buyer at the Initial Closing.

(v) The Board of Directors of the Company shall have adopted resolutions consistent with Section 3(b) above and in a form reasonably acceptable to such Buyer (the “Resolutions”).

(vi) As of the Initial Closing Date, the Company shall have reserved out of its authorized and unissued Common Stock, solely for the purpose of effecting the conversion of the Initial Notes and the exercise of the Initial Warrants, at least 5,000,000 shares of Common Stock (such number to be adjusted for any stock splits, stock dividends, stock combinations or other similar transactions involving the Common Stock that are effective at any time after the date of this Agreement).

(vii) The Irrevocable Transfer Agent Instructions shall have been delivered to and acknowledged in writing by the Company’s transfer agent, and the Company shall have delivered a copy thereof to such Buyer.

(viii) The Company shall have delivered to such Buyer a certificate evidencing the incorporation and good standing of the Company and each Subsidiary in such entity’s state or other jurisdiction of incorporation or organization issued by the Secretary of State (or other applicable authority) of such state or jurisdiction of incorporation or organization as of a date within ten (10) days of the Initial Closing Date.

(ix) The Company shall have delivered to such Buyer a secretary’s certificate, dated as of the Initial Closing Date, certifying as to (A) the Resolutions, (B) the Articles of Incorporation, certified as of a date within ten (10) days of the Initial Closing Date, by the Secretary of State of the State of Colorado, and (C) the Bylaws, each as in effect at the Initial Closing.

(x) The Company shall have made all filings under all applicable federal and state securities laws necessary to consummate the issuance of the Securities pursuant to this Agreement in compliance with such laws.

(xi) The Company shall have delivered to such Buyer a letter from the Company’s transfer agent certifying the number of shares of Common Stock outstanding as of a date within five (5) days of the Initial Closing Date.

(xii) The Company and its Subsidiaries shall have delivered to such Buyer evidence, satisfactory to such Buyer, of the repayment of all borrowings (including all principal thereof and interest and fees thereon) under the LaSalle Facility and the U.S. Bank Facility, and undertakings and authorizations in a form acceptable to such Buyer concerning all UCC-3 termination statements and other notices, certificates, instruments, documents and other papers, filings and actions necessary or desirable to terminate and release all security interests of LaSalle and U.S. Bank in the Collateral.

(xiii) The Company and its Subsidiaries shall have delivered and pledged to such Buyer any and all Instruments, Negotiable Documents, Chattel Paper (each of the foregoing terms, as defined in the Security Agreement) and certificated securities (accompanied by stock powers executed in blank), duly endorsed and/or accompanied by such instruments of assignment and transfer executed by the Company and its Subsidiaries, in such form and substance as such Buyer may request.

(xiv) The Company and its Subsidiaries shall have given, executed, delivered, filed and/or recorded any financing statements, notices, instruments, documents, agreements and other papers that may be necessary or desirable (in the reasonable judgment of such Buyer) to create, preserve, perfect or validate the security interest granted to such Buyer pursuant to the Security Agreement and to enable such Buyer to exercise and enforce its rights with respect to such security interest.

(xv) The Company shall not have made any public announcement regarding the transactions contemplated by the Agreement prior to the Initial Closing.

(xvi) The Company and its Subsidiaries shall have delivered to such Buyer such other documents relating to the transactions contemplated by this Agreement as such Buyer or its counsel may reasonably request.

      b. Additional Closing Date. The obligation of each Buyer hereunder to purchase Additional Notes and Additional Warrants from the Company at any Additional Closing is subject to the satisfaction, at or before the Additional Closing Date, of each of the following conditions, provided that these conditions are for each Buyer’s sole benefit and may be waived only by such Buyer at any time in its sole discretion by providing the Company with prior written notice thereof:

(i) The Initial Closing shall have occurred.

(ii) The Company shall have complied with the requirements of Section 1(b) (including the Additional Note Issuance Amount Limitations) and all of the Additional Sale Notice Election Conditions set forth in Section 1(d) shall have been satisfied as of such Additional Closing Date.

(iii) The representations and warranties of the Company (including any exceptions thereto contained in the schedules hereto) shall be true and correct as of the date when made and as of such Additional Closing Date as though made at that time (except for representations and warranties that speak as of a specific date, which shall be true and correct as of such date), provided that such representations shall be true and correct as of such Additional Closing Date giving effect to the updates required by the last sentence of this paragraph (iii) so long as there is nothing disclosed in any such updates that could, individually or in the aggregate, have a Material Adverse Effect as determined by such Buyer, in good faith, in its sole discretion, and the Company shall have performed, satisfied and complied with the covenants, agreements and conditions required by the Transaction Documents to be performed, satisfied or complied with by the Company at or prior to such Additional Closing Date. Such Buyer shall have received a certificate, executed by the Chief Executive Officer of the Company, dated as of such Additional Closing Date, to the foregoing effect and as to such other matters as may be reasonably requested by such Buyer, including an update as of such Additional Closing Date of the representations and related schedule contained in Section 3(c) above and an update of Schedules 3(a), 3(f), 3(g), 3(h), 3(n), 3(q), 3(s), 3(v), 3(aa) and 3(bb) hereto.

(iv) Such Buyer shall have received (A) the opinion of Davis Graham & Stubbs, LLP (or such other law firm as is reasonably acceptable to the Buyers being obligated to purchase at least two-thirds 2/3 of the aggregate principal amount of the Additional Notes on such Additional Closing Date), dated as of such Additional Closing Date, which opinion will address, among other things, laws of the State of Colorado applicable to the transactions contemplated hereby, in form, scope and substance reasonably satisfactory to such Buyer and in substantially the form of Exhibit K attached hereto and (B) the opinions of Davis Graham & Stubbs, LLP, Kluin & Bolt, LLC, and Tate, Gowan and Wilson (or such other law firms as are reasonably acceptable to the Buyers being obligated to purchase at least two-thirds 2/3 of the aggregate principal amount of the Additional Notes on such Additional Closing Date), each dated as of such Additional Closing Date, which opinions will collectively address, among other things, certain laws of the States of Kansas, Wyoming and Texas (and any other states in which the Company has properties or assets as of such Additional Closing Date) applicable to the security interests provided pursuant to the Security Agreement, in form, scope and substance reasonably satisfactory to such Buyer and in substantially the form of Exhibit L attached hereto.

(v) The Company shall have executed and delivered to such Buyer the Note Certificates and the Additional Warrants (in such denominations as such Buyer shall request) for the Additional Notes and Additional Warrants being purchased by such Buyer at such Additional Closing.

(vi) The Board of Directors of the Company shall have adopted, and not rescinded or otherwise amended or modified resolutions consistent with Section 3(b) above and in a form reasonably acceptable to such Buyer with respect to the issuance at such Additional Closing Date of the Additional Notes and Additional Warrants being purchased by the Buyers at such Additional Closing Date.

(vii) As of such Additional Closing Date, the Company shall have reserved out of its authorized and unissued Common Stock, solely for the purpose of effecting the exercise of the Warrants, at least the number of shares of Common Stock equal to 100% of the sum of (A) the aggregate number of shares issuable as of such Additional Closing Date upon exercise of all Warrants outstanding immediately prior thereto, and (B) the aggregate number of shares that may be acquired as of such Additional Closing Date upon exercise of all Additional Warrants issued and sold to all of the Buyers thereat.

(viii) The Irrevocable Transfer Agent Instructions shall remain in effect as of such Additional Closing Date and the Company shall have caused the Transfer Agent to deliver a letter to the Buyers to that effect.

(ix) The Company shall have delivered to such Buyer a certificate evidencing the incorporation and good standing of the Company and each Subsidiary in such entity’s state or other jurisdiction of incorporation or organization issued by the Secretary of State (or other applicable authority) of such state of incorporation or organization as of a date within ten (10) days of such Additional Closing Date.

(x) The Company shall have delivered to such Buyer a secretary’s certificate, dated as of such Additional Closing Date, certifying as to (A) the Resolutions, (B) the Articles of Incorporation, certified as of a date within ten (10) days of such Additional Closing Date, by the Secretary of State of the State of Colorado and (C) the Bylaws, each as in effect at such Additional Closing.

(xi) The Company shall have made all filings under all applicable federal and state securities laws necessary to consummate the issuance of the Securities pursuant to this Agreement in compliance with such laws.

(xii) The Company shall have delivered to such Buyer a letter from the Company’s transfer agent certifying the number of shares of Common Stock outstanding as of a date within five (5) days of such Additional Closing Date.

(xiii) The Company and its Subsidiaries shall have delivered to such Buyer such other documents relating to the transactions contemplated by this Agreement as such Buyer or its counsel may reasonably request.
      8. INDEMNIFICATION. In consideration of each Buyer’s execution and delivery of the Transaction Documents and acquiring the Securities thereunder and in addition to all of the Company’s other obligations under the Transaction Documents, the Company shall defend, protect, indemnify and hold harmless each Buyer and each other holder of the Securities and all of their shareholders, partners, officers, directors, employees and direct or indirect investors and any of the foregoing persons’ agents or other representatives (including those retained in connection with the transactions contemplated by this Agreement) (collectively, the “Indemnitees”) from and against any and all actions, causes of action, suits, claims, losses, costs, penalties, fees, liabilities and damages, and expenses in connection therewith (irrespective of whether any such Indemnitees is a party to the action for which indemnification hereunder is sought), and including reasonable attorneys’ fees and disbursements (the “Indemnified Liabilities”), incurred by any Indemnitees as a result of, or arising out of, or relating to (a) any misrepresentation or breach of any representation or warranty made by the Company in the Transaction Documents or any other certificate, instrument or document contemplated hereby or thereby, (b) any breach of any covenant, agreement or obligation of the Company contained in the Transaction Documents or any other certificate, instrument or document contemplated hereby or thereby, (c) any cause of action, suit or claim brought or made against such Indemnitees and arising out of or resulting from the execution, delivery, performance or enforcement of the Transaction Documents in accordance with the terms thereof or any other certificate, instrument or document contemplated hereby or thereby in accordance with the terms thereof (other than a cause of action, suit or claim brought or made against an Indemnitee by such Indemnitee’s owners, investors or affiliates), (d) any transaction financed or to be financed in whole or in part, directly or indirectly, with the proceeds of the issuance of the Securities or (e) the status of such Buyer or holder of the Securities as an investor in the Company. To the extent that the foregoing undertaking by the Company may be unenforceable for any reason, the Company shall make the maximum contribution to the payment and satisfaction of each of the Indemnified Liabilities that is permissible under applicable law. Except as otherwise set forth herein, the mechanics and procedures with respect to the rights and obligations under this Section 8 shall be the same as those set forth in Sections 6(a) and (d) of the Registration Rights Agreement, including those procedures with respect to the settlement of claims and the Company’s rights to assume the defense of claims.
      9. GOVERNING LAW; MISCELLANEOUS.
      a. Governing Law; Jurisdiction; Jury Trial. All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by the internal laws of the State of New York, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of New York or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of New York. Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in the City of New York, borough of Manhattan, for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address for such notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. The Parties acknowledge that each of the Buyers has executed each of the Transaction Documents to be executed by it in the State of New York and will have made the payment of the Purchase Price from its bank account located in the State of New York. EACH PARTY HEREBY IRREVOCABLY WAIVES ANY RIGHT IT

MAY HAVE, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION HEREWITH OR ARISING OUT OF THIS AGREEMENT OR ANY TRANSACTION CONTEMPLATED HEREBY.
      b. Counterparts. This Agreement may be executed in two or more identical counterparts, all of which shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to each other party; provided that a facsimile signature shall be considered due execution and shall be binding upon the signatory thereto with the same force and effect as if the signature were an original, not a facsimile signature.
      c. Headings. The headings of this Agreement are for convenience of reference and shall not form part of, or affect the interpretation of, this Agreement.
      d. Severability. If any provision of this Agreement shall be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Agreement in that jurisdiction or the validity or enforceability of any provision of this Agreement in any other jurisdiction.
      e. Entire Agreement; Amendments. This Agreement supersedes all other prior oral or written agreements between each Buyer, the Company, their affiliates and persons acting on their behalf with respect to the matters discussed herein, and this Agreement and the instruments referenced herein contain the entire understanding of the parties with respect to the matters covered herein and therein and, except as specifically set forth herein or therein, neither the Company nor any Buyer makes any representation, warranty, covenant or undertaking with respect to such matters. No provision of this Agreement may be amended other than by an instrument in writing signed by the Company and the Buyers that purchased at least two-thirds (2/3) of the aggregate principal amount of the Initial Notes on the Initial Closing Date, or if prior to the Initial Closing, by the Buyers listed on the Schedule of Buyers as being obligated to purchase at least two-thirds (2/3) of the aggregate principal amount of the Initial Notes. Any such amendment shall bind all holders of the Notes and the Warrants. No such amendment shall be effective to the extent that it applies to less than all of the holders of the Notes or Warrants then outstanding. No consideration shall be offered or paid to any person to amend or consent to a waiver or modification of any provision of any of the Transaction Documents unless the same consideration also is offered to all of the parties to the Transaction Documents or holders of Notes, as the case may be.
      f. Notices. Any notices, consents, waivers or other communications required or permitted to be given under the terms of this Agreement must be in writing and will be deemed to have been delivered: (i) upon receipt, when delivered personally; (ii) upon receipt, when sent by facsimile (provided confirmation of transmission is mechanically or electronically generated and kept on file by the sending party); or (iii) one (1) Business Day after deposit with a nationally recognized overnight delivery service, in each case properly addressed to the party to receive the same. The addresses and facsimile numbers for such communications shall be:
      If to the Company:

Infinity, Inc.
1401 West Main Street, Suite C
Chanute, Kansas 66720
Telephone: 620-431-6200
Facsimile: 620-431-6262
Attention: Chief Executive Officer
      and

Infinity, Inc.
950 17th Street
Suite 800
Denver, Colorado 80202

Telephone: 720-932-7800
Facsimile: 720-932-5409
Attention: Senior Vice President

      With a copy to:

Davis Graham & Stubbs, LLP
1550 Seventeenth Street, Suite 500
Denver, Colorado 80202
Telephone: 303-892-9400
Facsimile: 303-893-1379
Attention: Deborah Friedman, Esq.
      If to the Transfer Agent:

Computershare Investor Services
350 Indiana Street
Suite 800
Golden, Colorado, 80401
Telephone: 303-262-0714
Facsimile: 303-262-0700
Attention: Kathy Kinard
If to a Buyer, to it at the address and facsimile number set forth on the Schedule of Buyers, with copies to such Buyer’s representatives as set forth on the Schedule of Buyers, or, in the case of a Buyer or any other party named above, at such other address and/or facsimile number and/or to the attention of such other person as the recipient party has specified by written notice given to each other party five (5) days prior to the effectiveness of such change. Written confirmation of receipt (A) given by the recipient of such notice, consent, waiver or other communication, (B) mechanically or electronically generated by the sender’s facsimile machine containing the time, date, recipient facsimile number and an image of the first page of such transmission or (C) provided by a nationally recognized overnight delivery service shall be rebuttable evidence of personal service, receipt by facsimile or deposit with a nationally recognized overnight delivery service in accordance with clause (i), (ii) or (iii) above, respectively.
      g. Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties and their respective successors and assigns, including any purchasers of the Notes. The Company shall not assign this Agreement or any rights or obligations hereunder without the prior written consent of the holders of at least two-thirds (2/3) of the aggregate principal of the Notes then outstanding, including by merger or consolidation, except pursuant to a Change of Control (as defined in Section 4(b) of the Notes) with respect to which the Company is in compliance with Section 4(l) of this Agreement, Section 4 of the Notes and Section 9 of the Warrants. A Buyer may assign some or all of its rights hereunder without the consent of the Company; provided, however, that any such assignment shall not release such Buyer from its obligations hereunder unless such obligations are assumed by such assignee and the Company has consented to such assignment and assumption, which consent shall not be unreasonably withheld. Notwithstanding anything to the contrary contained in the Transaction Documents, the Buyers shall be entitled to pledge the Securities in connection with a bona fide margin account or other loan or financing arrangement secured by the Securities.
      h. No Third Party Beneficiaries. This Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns and, to the extent provided in Section 8 hereof, each Indemnitee, and is not for the benefit of, nor may any provision hereof be enforced by, any other person.
      i. Survival. Unless this Agreement is terminated under Section 9(k)(i), the representations and warranties of the Company and the Buyers contained in Sections 2 and 3, the agreements and covenants set forth in Sections 4, 5 and 9, and the indemnification provisions set forth in Section 8, shall survive the Closings. Each Buyer shall be responsible only for its own representations, warranties, agreements and covenants hereunder.

      j. Further Assurances. Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as the other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.
      k. Termination.

(i) In the event that the Initial Closing shall not have occurred with respect to a Buyer on or before the third (3rd) Business Day following the date of this Agreement due to the Company’s or such Buyer’s failure to satisfy the conditions set forth in Sections 6(a) and 7(a) above (and the nonbreaching party’s failure to waive such unsatisfied condition(s)), the nonbreaching party shall have the option to terminate this Agreement with respect to such breaching party at the close of business on such date without liability of any party to any other party; provided, however, that if this Agreement is terminated pursuant to this Section 9(k)(i), the Company shall be obligated to pay each of the Buyers (so long as such Buyer is not a breaching party) its expense and commitment allowance as set forth in Section 4(h) as if such Buyer had purchased the principal amount of Notes set forth opposite its name on the Schedule of Buyers.

(ii) In the event that an Additional Closing shall not have occurred with respect to a Buyer on or before the eighth (8th) Business Day following an Additional Sale Election Notice Date due to the Company’s or such Buyer’s failure to satisfy the conditions set forth in Sections 6(b) and 7(b) above (and the nonbreaching party’s failure to waive such unsatisfied condition(s)), the nonbreaching party shall have the option to terminate the obligations with respect to such Additional Closing at the close of business on such date without liability of any party to any other party with respect thereto (and without affecting any other rights or obligations under this Agreement); provided, however, that if a party’s obligations with respect to such Additional Closing are terminated pursuant to this Section 9(k)(ii), the Company shall be obligated to reimburse the nonbreaching Buyers and their affiliates for their expenses (including attorneys’ fees and expenses) associated with such Additional Closing.
      l. Placement Agent. The Company acknowledges that it has engaged C.K. Cooper & Company as placement agent in connection with the sale of the Notes and the related Warrants, which placement agent may have formally or informally engaged other agents on its behalf. The Company shall be responsible for the payment of any placement agent’s fees or broker’s commissions relating to or arising out of the transactions contemplated hereby. The Company shall pay, and hold each Buyer harmless against, any liability, loss or expense (including attorneys’ fees and out-of-pocket expenses) arising in connection with any such claim.
      m. No Strict Construction. The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party.
      n. Remedies. Each Buyer and each holder of the Securities shall have all rights and remedies set forth in the Transaction Documents and all rights and remedies that such holders have been granted at any time under any other agreement or contract and all of the rights that such holders have under any law. Any person having any rights under any provision of this Agreement shall be entitled to enforce such rights specifically (without posting a bond or other security or proving actual damages), to recover damages by reason of any breach of any provision of this Agreement and to exercise all other rights granted by law.
      o. Payment Set Aside. To the extent that the Company makes a payment or payments to the Buyers hereunder or pursuant to the Registration Rights Agreement, the Notes or Warrants or the Buyers enforce or exercise their rights hereunder or thereunder, and such payment or payments or the proceeds of such enforcement or exercise or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside, recovered from, disgorged by or are required to be refunded, repaid or otherwise restored to the Company, by a trustee, receiver or any other person under any law (including any bankruptcy law, state or federal law, common law or equitable cause of action), then to the extent of any such restoration the obligation or part thereof originally intended to be satisfied shall be revived and continued in full force and effect as if such payment had not been made or such enforcement or setoff had not occurred.

      p. Independent Nature of Buyers. The obligations of each Buyer hereunder are several and not joint with the obligations of any other Buyer, and no Buyer shall be responsible in any way for the performance of the obligations of any other Buyer hereunder. Each Buyer shall be responsible only for its own representations, warranties, agreements and covenants hereunder. The decision of each Buyer to purchase the Securities pursuant to this Agreement has been made by such Buyer independently of any other Buyer and independently of any information, materials, statements or opinions as to the business, affairs, operations, assets, properties, liabilities, results of operations, condition (financial or otherwise) or prospects of the Company or any of its Subsidiaries which may have been made or given by any other Buyer or by any agent or employee of any other Buyer, and no Buyer or any of its agents or employees shall have any liability to any other Buyer (or any other person or entity) relating to or arising from any such information, materials, statements or opinions. Nothing contained herein, and no action taken by any Buyer pursuant hereto or thereto, shall be deemed to constitute the Buyers as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Buyers are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated hereby. Each Buyer shall be entitled to independently protect and enforce its rights, including the rights arising out of this Agreement the Notes or the Warrants, and it shall not be necessary for any other Buyer to be joined as an additional party in any proceeding for such purpose.
      q. Interpretative Matters. Unless the context otherwise requires, (a) all references to Sections, Schedules or Exhibits are to Sections, Schedules or Exhibits contained in or attached to this Agreement, (b) each accounting term not otherwise defined in this Agreement has the meaning assigned to it in accordance with GAAP, (c) words in the singular or plural include the singular and plural and pronouns stated in either the masculine, the feminine or neuter gender shall include the masculine, feminine and neuter and (d) the use of the word “including” in this Agreement shall be by way of example rather than limitation.
* * * * * *

      IN WITNESS WHEREOF, the Buyers and the Company have caused this Securities Purchase Agreement to be duly executed as of the date first written above.

COMPANY:	BUYERS:
INFINITY, INC.	HFTP INVESTMENT L.L.C.
By: Promethean Asset Management L.L.C. Its: Investment Manager

By: Name: James A. Tuell Title: Senior Vice President	By: Name: Robert J. Brantman Title: Partner and Authorized Signatory

AG DOMESTIC CONVERTIBLES, L.P. By: Angelo, Gordon & Co., L.P. Managing Member of the General Partner

By: Name: Title:

AG OFFSHORE CONVERTIBLES, LTD. By: Angelo, Gordon & Co., L.P. Director

By: Name: Title:

SCHEDULE OF BUYERS

		Principal		Reimbursement	Investor’s Legal
	Buyer Address	Amount of	Allocation	Allocation	Representative’s Address
Buyer’s Name	and Facsimile Number	Initial Notes	Percentage	Percentage	and Facsimile Number

HFTP Investment L.L.C.	c/o Promethean Asset Management L.L.C. 750 Lexington Avenue 22nd Floor New York, New York 10022 Attention: Robert J. Brantman Telephone: (212) 702-5200 Facsimile: (212) 758-9620 Residence: Delaware	$15,000,000	50%	1.17%	Katten Muchin Zavis Rosenman 525 W. Monroe Street Chicago, Illinois 60661-3693 Attention: Mark D. Wood, Esq. Telephone: (312) 902-5200 Facsimile: (312) 902-1061

AG Domestic Convertibles, L.P.	c/o Angelo, Gordon & Co. 245 Park Avenue New York, New York 10167 Attention: Gary I. Wolf Telephone: (212) 692-2058 Facsimile: (212) 867-6449 Residence: Delaware	$5,000,000	16.67%	0.11%	Paul, Weiss, Rifkind, Wharton & Garrison LLP 1285 Avenue of the Americas New York, New York 10019-6064 Attention: Douglas A. Cifu, Esq. Telephone: (212) 373-3000 Facsimile: (212) 759-3990

AG Offshore Convertibles, Ltd.	c/o Angelo, Gordon & Co. 245 Park Avenue New York, New York 10167 Attention: Gary I. Wolf Telephone: (212) 692-2058 Facsimile: (212) 867-6449 Residence: British Virgin Islands	$10,000,000	33.33%	0.22%	Paul, Weiss, Rifkind, Wharton & Garrison LLP 1285 Avenue of the Americas New York, New York 10019-6064 Attention: Douglas A. Cifu, Esq. Telephone: (212) 373-3000 Facsimile: (212) 759-3990

SCHEDULES

Schedule 3(a)	Subsidiaries
Schedule 3(c)	Capitalization
Schedule 3(f)	SEC Documents
Schedule 3(g)	Absence of Certain Changes
Schedule 3(h)	Litigation
Schedule 3(j)	Undisclosed Liabilities
Schedule 3(n)	Employee Relations
Schedule 3(p)	Environmental Laws
Schedule 3(q)	Title
Schedule 3(s)	Regulatory Permits
Schedule 3(v)	Transactions with Affiliates
Schedule 3(aa)	Outstanding Indebtedness; Liens
Schedule 3(bb)	Real Property, Leases
Schedule 4(d)	Use of Proceeds
Schedule 4(u)	Repayment of Certain Indebtedness
EXHIBITS

Exhibit A	Form of Initial Note
Exhibit B	Form of Additional Note
Exhibit C	Form of Warrant
Exhibit D	Form of Registration Rights Agreement
Exhibit E	Form of Security Agreement
Exhibit F	Forms of Account Control Agreement
Exhibit G	Form of Guaranty
Exhibit H	Form of Pledge Agreement
Exhibit I	Form of Mortgage
Exhibit J	Form of Irrevocable Transfer Agent Instructions
Exhibit K	Form of Company Counsel Opinion
Exhibit L	Form of Company Regulatory Counsel Opinion

APPENDIX B
FORM OF INITIAL NOTE
THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS. THE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED (I) IN THE ABSENCE OF (A) AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS OR (B) AN OPINION OF COUNSEL, IN A GENERALLY ACCEPTABLE FORM, THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT OR APPLICABLE STATE SECURITIES LAWS OR (II) UNLESS SOLD PURSUANT TO RULE 144 UNDER SAID ACT. NOTWITHSTANDING THE FOREGOING, THE SECURITIES MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN OR FINANCING ARRANGEMENT SECURED BY THE SECURITIES. ANY TRANSFEREE OF THIS NOTE SHOULD CAREFULLY REVIEW THE TERMS OF THIS NOTE, INCLUDING SECTION 2(d)(viii) HEREOF. THE PRINCIPAL AMOUNT REPRESENTED BY THIS NOTE MAY BE LESS THAN THE AMOUNTS SET FORTH ON THE FACE HEREOF PURSUANT TO SECTION 2(d)(viii) HEREOF.
SENIOR SECURED NOTE

, 200	$
      FOR VALUE RECEIVED, INFINITY, INC., a Colorado corporation (the “Company”), hereby promises to pay to the order of                                                    or registered assigns (the “Holder”) the principal amount of                                                    United States Dollars ($                              ) when due, whether upon maturity, acceleration, redemption or otherwise, and to pay interest (“Interest”) on the unpaid principal balance hereof on each Interest Payment Date (as defined in Section 2(a)(xix)) and upon maturity, or earlier upon conversion, acceleration or redemption pursuant to the terms hereof, at the Applicable Interest Rate. Interest on this Note payable on each Interest Payment Date and upon maturity, or earlier upon conversion, acceleration or redemption pursuant to the terms hereof, shall accrue from the Issuance Date and shall be computed on the basis of a 365-day year and actual days elapsed.
      (1) Payments of Principal. All payments of principal of this Note (to the extent such principal is not converted into Shares (as defined in Section 2(a)(xli) in accordance with the terms hereof) shall be made in lawful money of the United States of America by wire transfer of immediately available funds to such account as the Holder may from time to time designate by written notice in accordance with the provisions of this Note. Except as provided in Section 7, the Company has no right, but under certain circumstances may have an obligation, to make payments of principal of this Note in cash prior to the Maturity Date (as defined in Section 2(a)(xxiii)). Whenever any amount expressed to be due by the terms of this Note is due on any day that is not a Business Day (as defined in Section 2(a)(vi)), the same shall instead be due on the next succeeding day that is a Business Day. Each capitalized term used herein, and not otherwise defined, shall have the meaning ascribed thereto in the Securities Purchase Agreement, dated as of January 13, 2005, pursuant to which this Note and the Other Notes (as defined below) were originally issued (as such agreement may be amended from time to time as provided in such agreement, the “Securities Purchase Agreement”). This Note and all Other Notes issued by the Company pursuant to the Securities Purchase Agreement on the Initial Closing Date and any Additional Closing Dates and all notes issued in exchange therefor or replacement thereof are collectively referred to in this Note as the “Notes.” This Note and each of the Other Notes originally issued by the Company on the same Closing Date shall be deemed to be of the same “Series.”
      (2) Conversion of this Note. This Note shall be converted into Shares on the terms and conditions set forth in this Section 2.

(a) Certain Defined Terms. For purposes of this Note, the following terms shall have the following meanings:

(i) “3-Month LIBOR Rate” means the London Interbank Offered Rate of LIBOR with respect to a three-month period for deposits of United States Dollars as reported by Bloomberg Financial Markets (or any successor thereto, “Bloomberg”) at approximately 10:00 a.m. (New York time) through its “LIBOR Rates” function (accessed by typing “LR” [GO] on a Bloomberg terminal, and looking at the row entitled “3 MONTH” and under the column entitled “DOLLAR LIBOR”) (or such other page as may replace that page on that service, or such other service as may be selected jointly by the Company and the Holders of the Notes). If such rate appears on the Bloomberg LIBOR Rates page on any date of determination of the 3-Month LIBOR Rate (a “LIBOR Determination Date”), the 3-Month LIBOR Rate for such date of determination will be such rate. If on any LIBOR Determination Date such rate does not appear on the Bloomberg LIBOR Rates page, the Company and the Holders of the Notes will jointly request each of four major reference banks in the London interbank market, as selected jointly by the Company and the Holders of the Notes, to provide the Company with its offered quotation for United States dollar deposits for the upcoming three-month period, to prime banks in the London interbank market at approximately 4:00 p.m., London time on any such LIBOR Determination Date and in a principal amount that is representative for a single transaction in United States Dollars in such market at such time. If at least two reference banks provide the Company with offered quotations, 3-Month LIBOR Rate on such LIBOR Determination Date will be the arithmetic mean of all such quotations. If on such LIBOR Determination Date fewer than two of the reference banks provide the Company with offered quotations, 3-Month LIBOR Rate on such LIBOR Determination Date will be the arithmetic mean of the offered per annum rates that three major banks in New York City selected jointly by the Company and the Holders of the Notes quote at approximately 11:00 A.M. in New York City on such LIBOR Determination Date for three-month United States dollar loans to leading European banks, in a principal amount that is representative for a single transaction in United States dollars in such market at such time. If these New York City quotes are not available, then the 3-Month LIBOR Rate determined on such LIBOR Determination Date will continue to be 3-Month LIBOR Rate as then currently in effect on such LIBOR Determination Date.

(ii) “After-tax PV10” means, as of the date of any determination, the present value of estimated future revenues to be generated by the Company and its Subsidiaries, on a consolidated basis, from the production of their proved reserves (calculated in accordance with SEC guidelines and based on the most recent independent reserve report), net of estimated lease operating expenses, production taxes, federal income taxes and future development costs, using price and costs as of the date of determination without future escalation and without giving effect to non-property related expenses such as general and administrative expenses, debt service and depreciation, depletion and amortization, and discounted using an annual discount rate of 10% (as most recently disclosed by the Company on a Form 10-K, 10-Q or 8-K based on an independent reserve report that was current as of the date that the Company’s After-tax PV10 was disclosed in such Form 10-K, 10-Q or 8-K); provided that After-tax PV10 shall mean zero unless the Company has (A) publicly disclosed (either on a Form 10-K, 10-Q or 8-K) its After-tax PV10 as of a date within 100 days of such date of determination and (B) certified as of such date of determination that, to the Knowledge of the Company, After-tax PV10, if determined as of such date of determination, would not be materially lower than After-tax PV10 as most recently disclosed by the Company on a Form 10-K, 10-Q or 8-K.

(iii) “Aggregate Notes Balance” means, as of the date of any determination, the aggregate outstanding principal amount of all the Notes, together with all accrued but unpaid interest thereon.

(iv) “Allocation Percentage” means, with respect to each holder of Note as of the date of any determination, a fraction of which the numerator is the aggregate principal amount of the Notes originally purchased by such holder on the Initial Closing Date and any Additional Closing Dates occurring on or prior to such date of determination, and of which the denominator is the aggregate principal amount of the Notes purchased by all holders on the Initial Closing Date and such Additional Closing Dates.

(v) “Applicable Interest Rate” initially shall mean the per annum interest rate equal to the sum of (a) the 3-Month LIBOR Rate in effect on the Issuance Date, and (b) six and three-quarter percent (6.75%); provided, however, that on the first Business Day of each calendar quarter commencing after the Issuance Date (each, an “Interest Reset Date”), such rate shall be adjusted to the per annum interest rate equal to the sum of (a) the 3-Month LIBOR Rate in effect on such date, and (b) six and three-quarter percent (6.75%). Each Applicable Interest Rate will be applicable as of and after the Interest Reset Date to which it relates to, but not including, the next succeeding Interest Reset Date.

(vi) “Business Day” means any day other than Saturday, Sunday or other day on which commercial banks in the city of New York are authorized or required by law to remain closed.

(vii) “Common Stock” means (A) the Company’s common stock, $0.0001 par value per share, and (B) any capital stock resulting from a reclassification of such common stock.

(viii) “Company Alternative Redemption Rate” means at any time during a 12-month period beginning on and including a date set forth below, the rate, expressed as a percentage, set forth opposite such date below:

Issuance Date	105%
First Anniversary of the Issuance Date	104%
Second Anniversary of the Issuance Date	103%
Third Anniversary of the Issuance Date	102%

and, if there has been a Maturity Date Extension (as defined below), the Company Alternative Redemption Rate, at any time during the 12-month period beginning on and including the fourth anniversary of the Issuance Date, shall be 101%.

(ix) “Conversion Amount” means (A) the sum of (1) the principal amount of this Note to be converted, redeemed or otherwise with respect to which this determination is being made and (2) the Interest Amount with respect to the amount referred to in the immediately preceding clause (1), or (B) in the case of an Interest Conversion (as defined in Section 6), the Interest Amount to be converted.

(x) “Conversion Price” means, as of any Conversion Date or other date of determination, 95% of the Weighted Average Price of the Common Stock on the Trading Day immediately preceding the Conversion Date applicable to the conversion for which such determination is being made, subject to adjustment as provided herein.

(xi) “Dollars” or “$” means United States Dollars.

(xii) “Expected Trading Days” means, with respect to any Company Alternative Conversion Period (as defined in Section 8(a)), the number of regularly scheduled Business Days in such period on which the Principal Market is scheduled to be open for trading of the Common Stock.

(xiii) “Fixed Maturity Date” means [INSERT the fourth anniversary of the Issuance Date], or if there has been a Maturity Date Extension, [INSERT the fifth anniversary of the Issuance Date.]

(xiv) “Free Cash Flow Amount” means, as of the date of any determination, the sum of (I) the lesser of (A) the product of (1) the Free Cash Multiple, multiplied by (2) the Services Business Free Cash Flow and (B) the product of (x) 2, multiplied by (y) the Services Business Revenue, plus (II) the lesser of (1) 50% of the result of the immediately preceding clause (I), and (2) 30% of the Company’s After-tax PV10, plus (III) 10% of the Company’s After-tax PV10.

(xv) “Free Cash Flow Multiple” shall be the following number: 10 for any determination of the Free Cash Flow Amount on December 31, 2004, 9.5 for any determination of the Free Cash Flow Amount on March 31, 2005, 9.0 for any determination of the Free Cash Flow Amount on June 30, 2005, 8.5 for any determination of the Free Cash Flow Amount on September 30, 2005, and 8.0 for any determination of the Free Cash Flow Amount after September 30, 2005.

(xvi) “Free Cash Flow Test Failure” means that, as of the date of any determination, the Free Cash Flow Amount is less than or equal to the Aggregate Notes Balance.

(xvii) “Free Cash Flow Test Failure Amount” means that, in the event that there is a Free Cash Flow Test Failure as of the date of any determination, an amount equal to the product of (A) a fraction, of which the numerator is the outstanding principal amount of this Note, together with all accrued but unpaid Interest thereon as of such date, and of which the denominator is the outstanding principal amount of all Notes of the same Series as this Note, together with all accrued but unpaid interest thereon as of such date, multiplied by (B) an amount equal to the result of (x) the Aggregate Notes Balance as of such date of determination, minus (y) the Priority Notes Balance as of such date of determination, minus (z) the Free Cash Flow Amount; provided that, for purposes of this calculation of “Free Cash Flow Test Failure Amount,” if the result of (x)-(y)-(z) above is less than zero, then the amount used for (B) in the above calculation shall be zero; and provided, further, that the Free Cash Flow Test Failure Amount, as defined and determined under this Note, shall not exceed the Principal of this Note together with all accrued but unpaid Interest thereon.

(xviii) “Interest Amount” means, with respect to any Principal, all accrued and unpaid Interest (including any Default Interest as defined in Section 6) on such Principal through and including such date of determination.

(xix) “Interest Payment Date” means the first Business Day of each calendar quarter, beginning with the calendar quarter that commences on April 1, 2005; through and including the last calendar quarter that commences prior to the Maturity Date.

(xx) “Issuance Date” means the original date of issuance of this Note pursuant to the Securities Purchase Agreement, regardless of any exchange or replacement hereof.

(xxi) “Lien” means, with respect to any asset, any mortgage, lien, pledge, hypothecation, charge, security interest, encumbrance or adverse claim of any kind and any restrictive covenant, condition, restriction or exception of any kind that has the practical effect of creating a mortgage, lien, pledge, hypothecation, charge, security interest, encumbrance or adverse claim of any kind (including any of the foregoing created by, arising under or evidenced by any conditional sale or other title retention agreement, the interest of a lessor with respect to a Capital Lease Obligation, or any financing lease having substantially the same economic effect as any of the foregoing).

(xxii) “Mandatory Compliance Amount” means, as of the date of any determination, (A) the Free Cash Flow Test Failure Amount, minus (B) any Principal as to which a notice has been given to the Holder by the Company for conversion or redemption in accordance herewith, but which has not been converted or paid prior to the date of such determination, provided the Company is in compliance with Sections 7 and 8 in connection therewith (such amount in this clause (B) being referred to as the “Excluded Amount”).

(xxiii) “Maturity Date” means the earliest to occur of (A) the Fixed Maturity Date, (B) the date of a Maturity Date Triggering Event, (C) such date as all amounts due under this Note have been fully paid.

(xxiv) “Maturity Date Extension” means the holders of Notes representing at least two-thirds (2/3) of the aggregate principal amount of the then outstanding Notes that are of the same Series as this Note, have (A) received a notice from the Company no earlier than sixty (60) days, and no later than thirty (30) days prior to [INSERT the third anniversary of the Issuance Date] (which notice the Company may deliver on only one occasion with respect to such Series of Notes), requesting the holders of such Series of Notes to extend the Fixed Maturity Date by twelve (12) months and (B) within ten (10) Business Days of receipt of the notice described in clause (A) (such 10-Business-Day Period, the “Response Period”), agreed in writing to extend the Maturity Date of all the Notes of such Series by twelve (12) months, (provided that, for the avoidance of doubt, if the Company does not receive such written agreement within the Response Period from the requisite holders of the Notes of such Series, such requested extension shall be deemed denied and the Fixed Maturity Date shall not be extended).

(xxv) “Maturity Date Triggering Event” means any principal amount of the 7% Notes is outstanding on the Business Day immediately preceding the scheduled maturity date of the 7% Notes, unless the Free Cash Flow Amount as of the end of the quarterly or annual period covered by the quarterly report on Form 10-Q or annual report on Form 10-K most recently filed, or required to be filed, by the Company with the SEC exceeds 150% of the Aggregate Notes Balance as of the Business Day immediately preceding the scheduled maturity of the 7% Notes.

(xxvi) “Other Notes” means all of the senior secured notes, other than this Note, that have been issued by the Company pursuant to the Securities Purchase Agreement and all notes issued in exchange therefor or replacement thereof.

(xxvii) “Permitted Lien” means (a) Liens created by the Security Documents; (b) Liens existing on the date of this Agreement not otherwise described in any other clause of this definition and set forth on Schedule 3(bb); (c) Liens for taxes or other governmental charges not at the time due and payable so long as the Company and its Subsidiaries maintain adequate reserves in accordance with United States generally accepted accounting principles (“GAAP”) in respect of such taxes and charges; (d) Liens arising in the ordinary course of business in favor of carriers, warehousemen, mechanics and materialmen, or other similar Liens imposed by law, which remain payable without penalty or which are being contested in good faith by appropriate proceedings diligently prosecuted, which proceedings have the effect of preventing the forfeiture or sale of the property subject thereto, and in each case for which adequate reserves in accordance with GAAP are being maintained; (e) Liens arising in the ordinary course of business in connection with worker’s compensation, unemployment compensation and other types of social security (excluding Liens arising under ERISA) or Liens consisting of cash collateral securing the Company’s or any of its Active Subsidiaries’ performance of surety bonds, bids, performance bonds and similar obligations (exclusive of obligations for the payment of borrowed money) permitted pursuant to clause (a)(IV) of Section 12 and, in each case, for which the Company maintains adequate reserves; (f) attachments, appeal bonds (and cash collateral securing such bonds), judgments and other similar Liens, for sums not exceeding $500,000 in the aggregate for Company and its Subsidiaries, arising in connection with court proceedings, provided that the execution or other enforcement of such Liens is effectively stayed; (g) easements, rights of way, restrictions, minor defects or irregularities in title and other similar Liens arising in the ordinary course of business and not materially detracting from the value of the property subject thereto and not interfering in any material respect with the ordinary conduct of the business of the Company or any Subsidiary; (h) Liens in favor of U.S. Bank and LaSalle in respect of the Duke LC Account and the Returned Items Account (each as defined in the Security Agreement) to the extent such accounts are maintained and permitted to exist in accordance with the terms of the Security Agreement; (i) Liens consisting of cash collateral securing the Company’s and its Active Subsidiaries’ reimbursement obligations under letters of credit permitted by clauses (a)(VI) and (a)(VII) of Section 12, provided that the aggregate amount of cash collateral securing such Indebtedness does not exceed the undrawn face amount of all such letters of credit outstanding at any one time; (j) Liens securing Indebtedness listed on Schedule 4(u) of the Securities Purchase Agreement for up to thirty (30) days following the Initial Closing Date; (k) Liens on equipment subject to Capital Lease Obligations permitted to be incurred pursuant to clause (a)(V) of Section 12, to the extent such Liens secure such Capital Lease Obligations; and (l) Liens in favor of Schlumberger Technology Corporation and Red Oak Capital Management LP (collectively, the “Service Par-

ties”), granted pursuant to the Joint Value Enhancement Agreement, dated December 3, 2003, among Infinity Oil & Gas of Wyoming, Inc. (“IOGW”) and the Service Parties (as in effect on the date hereof, the “JVEA”), on the three (3) Project Wells (as such term is defined in the JVEA) described on Exhibit C to Schedule VIII of the Security Agreement, to the extent such Liens secure the obligations of IOGW to the Service Parties under the JVEA.

(xxviii) “Person” means an individual, a limited liability company, a partnership, a joint venture, a corporation, a trust, an unincorporated organization or a government or any department or agency thereof or any other legal entity.

(xxix) “Principal” means the outstanding principal amount of this Note as of any date of determination.

(xxx) “Priority Notes Balance” means, as of the date of any determination, the aggregate outstanding principal amount of all the Notes that have a Fixed Maturity Date that is later than the Fixed Maturity Date of this Note, together with all accrued but unpaid interest thereon.

(xxxi) “Principal Market” means, with respect to the Common Stock or any other security, the NASDAQ National Market or if the Common Stock or such other security, as the case may be, is not traded on the NASDAQ National Market, then the principal securities exchange or trading market for the Common Stock or such other security.

(xxxii) “Registrable Securities” for purposes of this Note means Shares issued or issuable upon conversion of this Note, and any shares of capital stock issued or issuable with respect to such Shares as a result of any stock split, stock dividend, recapitalization, exchange or similar event or otherwise, without regard to any limitations on conversions of this Note.

(xxxiii) “Registration Rights Agreement” means that certain registration rights agreement, dated as of January 13, 2005, among the Company and the initial holders of the Notes relating to the filing of registration statements covering, among other things, the resale of Registrable Securities, as such agreement may be amended from time to time as provided in such agreement.

(xxxiv) “Registration Statement” means a registration statement or registration statements filed under the 1933 Act pursuant to the Registration Rights Agreement covering the resale of Registrable Securities.

(xxxv) “SEC” means the United States Securities and Exchange Commission, or any successor thereto.

(xxxvi) “Security Agreement” means that certain security agreement among the Company, its Active Subsidiaries and the initial holders of the Notes relating to the granting by the Company and the Subsidiaries of a first-priority security interest in all the assets of the Company and its Active Subsidiaries, as such agreement may be amended from time to time as provided in such agreement.

(xxxvii) “Security Documents” means any agreement, document or instrument executed concurrently herewith or at any time hereafter pursuant to which the Company, its Active Subsidiaries or any other Person either (i) guarantees payment or performance of all or any portion of the obligations hereunder or under any other instruments delivered in connection with the transactions contemplated hereby and by the Securities Purchase Agreement, and/or (ii) provides, as security for all or any portion of such obligations, a Lien on any of its assets in favor of the Holder, as any or all of the same may be amended, supplemented, restated or otherwise modified from time to time.

(xxxviii) “Series Allocation Percentage” means, with respect to each holder of Notes of the same Series as this Note, a fraction of which the numerator is the aggregate principal amount of Notes of such Series initially purchased by such holder on the Issuance Date and of which the denominator is the aggregate principal amount of Notes of such Series purchased by all holders on the Issuance Date.

(xxxix) “Services Business Free Cash Flow” means, as of the date of any determination, the result of (A) the consolidated net operating income before interest, taxes, depreciation and amortization of the oil field services segment of the operations of the Company and its Subsidiaries (as such segment is described in the Company’s annual report on Form 10-K for the year ended December 31, 2003), excluding net operating income derived from the Company and its affiliates, for the 12-month period ended on such date of determination, plus (B) the aggregate amount of interest, service charges and fees paid by the Company in connection with the LaSalle Facility and the mortgage Indebtedness of Consolidated Oil Well Services, Inc. listed on Schedule 4(u) to the Securities Purchase Agreement prior to December 31, 2004 but during the 12-month period ended on such date of determination, minus (C) all capital expenditures not funded solely out of the proceeds of Permitted Subordinate Debt or issuances of non-redeemable capital stock of the Company, interest and income taxes, in each case, of such segment for such 12-month period, all as determined in accordance with GAAP applied on a consistent basis and disclosed in the Company’s most recently filed quarterly report on Form 10-Q and/or annual report on Form 10-K, as applicable.

(xxxx) “Services Business Revenue” means, as of the date of any determination, the consolidated revenue from the oil field services segment of the operations of the Company and its Subsidiaries (as such segment is described in the Company’s annual report on Form 10-K for the year ended December 31, 2003) excluding net revenue derived from the Company and its affiliates, for the 12-month period ended on such date of determination, determined in accordance with GAAP applied on a consistent basis and disclosed in the Company’s most recently filed quarterly report on Form 10-Q and/or annual report on Form 10-K, as applicable.

(xli) “Shares” means shares of Common Stock.

(xlii) “Trading Day” means any day on which the Common Stock is traded on its Principal Market; provided that “Trading Day” shall not include any day on which the Principal Market is open for trading for less than 4.5 hours.

(xliii) “Warrants” means the warrants issued to the holders of the Notes pursuant to the Securities Purchase Agreement, and all warrants issued in exchange or substitution therefor or replacement thereof pursuant to the terms of such warrants or the Securities Purchase Agreement.

(xliv) “Weighted Average Price” means, for any security as of any date, the dollar volume-weighted average price for such security on its Principal Market during the period beginning at 9:30 a.m. New York City time (or such other time as its Principal Market publicly announces is the official open of trading) and ending at 4:00 p.m. New York City time (or such other time as its Principal Market publicly announces is the official close of trading) as reported by Bloomberg through its “Volume at Price” functions, or if the foregoing does not apply, the dollar volume-weighted average price of such security in the over-the-counter market on the electronic bulletin board for such security during the period beginning at 9:30 a.m. New York City time (or such other time as such over-the-counter market publicly announces is the official open of trading), and ending at 4:00 p.m. New York City time (or such other time as such over-the-counter market publicly announces is the official close of trading) as reported by Bloomberg, or, if no dollar volume-weighted average price is reported for such security by Bloomberg for such hours, the average of the highest closing bid price and the lowest closing ask price of any of the market makers for such security as reported in the “pink sheets” by the National Quotation Bureau, Inc. If the Weighted Average Price cannot be calculated for such security on such date on any of the foregoing bases, the Weighted Average Price of such security on such date shall be the fair market value as mutually determined by the Company and the holders of Notes representing at least two-thirds (2/3) of the aggregate principal amount of the Notes then outstanding as to which such determination is being made. If the Company and the holders of the Notes representing at least two-thirds (2/3) of the aggregate principal amount of the Notes then outstanding as to which such determination is being made are unable to agree upon the fair market value of the Common Stock, then such dispute shall be resolved pursuant to Section 2(d)(iii) below with the term “Weighted Average Price” being substituted for the term “Conversion Price.” All such determinations shall be appropriately adjusted for any stock dividend, stock split, stock combination or other similar transaction during any period during which the Weighted Average Price is being determined.

(b) Holder’s Conversion Right; Mandatory Redemption at Maturity. Subject to the provisions of Section 5, at any time or times on or after the Issuance Date, the Holder shall be entitled to convert all or any part of the Principal (and the Interest Amount relating thereto) into fully paid and nonassessable Shares in accordance with Section 2(d), at the Conversion Rate (as defined in Section 2(c)). The Company shall not issue any fraction of a Share upon any conversion. If the issuance would result in the issuance of a fraction of a Share, then the Company shall round such fraction of a Share up or down to the nearest whole share (with 0.5 rounded up). If any Principal remains outstanding on the Maturity Date, then all such Principal (and the Interest Amount relating thereto) shall be redeemed as of such date in accordance with Section 2(d)(vii).

(c) Conversion Rate. The number of Shares issuable upon conversion of any portion of this Note pursuant to Section 2 shall be determined according to the following formula (the “Conversion Rate”):
Conversion Amount
Conversion Price

(d) Mechanics of Conversion. The conversion of this Note shall be conducted in the following manner:

(i) Holder’s Delivery Requirements. To convert a Conversion Amount into Shares on any date (the “Conversion Date”), the Holder shall (A) transmit by facsimile (or otherwise deliver), for receipt on or prior to 11:59 p.m. New York City time on such date, a copy of an executed conversion notice in the form attached hereto as Exhibit I (the “Conversion Notice”) to the Company, and (B) if required by Section 2(d)(viii), surrender to a common carrier for delivery to the Company, no later than three (3) Business Days after the Conversion Date, the original Note being converted (or an indemnification undertaking reasonably acceptable to the Company with respect to this Note in the case of its loss, theft or destruction).

(ii) Company’s Response. Upon receipt or deemed receipt by the Company of a copy of a Conversion Notice, the Company (I) shall immediately send, via facsimile, a confirmation of receipt of such Conversion Notice to the Holder and the Company’s designated transfer agent (the “Transfer Agent”), which confirmation shall constitute an instruction to the Transfer Agent to process such Conversion Notice in accordance with the terms herein and (II) on or before the second (2nd) Business Day following the date of receipt or deemed receipt by the Company of such Conversion Notice (the “Share Delivery Date”) (A) provided that the Transfer Agent is participating in The Depository Trust Company (“DTC”) Fast Automated Securities Transfer Program and provided that the Holder is eligible to receive Shares through DTC, credit such aggregate number of Shares to which the Holder shall be entitled to the Holder’s or its designee’s balance account with DTC through its Deposit Withdrawal Agent Commission system, or (B) if the foregoing shall not apply, issue and deliver to the address as specified in the Conversion Notice, a certificate, registered in the name of the Holder or its designee, for the number of Shares to which the Holder shall be entitled. If this Note is submitted for conversion, as may be required by Section 2(d)(viii), and the Principal represented by this Note is greater than the Principal being converted, then the Company shall, as soon as practicable and in no event later than three (3) Business Days after receipt of this Note (the “Note Delivery Date”) and at its own expense, issue and deliver to the Holder a new Note representing the Principal not converted.

(iii) Dispute Resolution. In the case of a dispute as to the determination of the Conversion Price or the arithmetic calculation of the Conversion Rate, the Company shall instruct the Transfer Agent to issue to the Holder the Shares representing the number of Shares that is not disputed and shall transmit an explanation of the disputed determinations or arithmetic calculations to the Holder via facsimile within two (2) Business Day of receipt or deemed receipt of the Holder’s Conversion Notice or other date of determination. If the Holder and the Company are unable to agree upon the determination of the Conversion Price or arithmetic calculation of the Conversion Rate within one (1) Business Day of such disputed determination or arithmetic calculation being transmitted to the Holder, then the Company shall promptly (and in any event within two (2) Business Days) submit via facsimile (A) the disputed determination of the Conversion Price to an independent, reputable investment banking firm agreed to by the Company and the holders of the Notes representing at least two-thirds (2/3) of the aggregate principal amounts of the Notes then outstanding as to which such determination is being made, or (B) the disputed arithmetic calculation of the Conversion Rate to the Company’s independent, outside accountant, as the case may be. The Company shall direct the investment bank or the accountant, as the case may be, to perform the determinations or calculations and notify the Company and the Holder of the results no later than two (2) Business Days from the time it receives the disputed determinations or calculations. Such investment bank’s or accountant’s determination or calculation, as the case may be, shall be binding upon all parties absent demonstrable error.

(iv) Record Holder. The person or persons entitled to receive the Shares issuable upon a conversion of this Note shall be treated for all purposes as the legal and record holder or holders of such Shares on the Conversion Date.

(v) Company’s Failure to Timely Convert.

(A) Cash Damages. If within three (3) Business Days after the Company’s receipt of the facsimile copy of a Conversion Notice or deemed receipt of a Conversion Notice the Company shall fail to issue and deliver a certificate to the Holder for, or credit the Holder’s or its designee’s balance account with DTC with, the number of Shares to which the Holder is entitled upon the Holder’s conversion of any Conversion Amount, or if the Company fails to issue and deliver a new Note representing the Principal to which such Holder is entitled on or before the Note Delivery Date pursuant to Section 2(d)(ii), then in addition to all other available remedies that the Holder may pursue hereunder and under the Securities Purchase Agreement (including indemnification pursuant to Section 8 thereof or at law or in equity), the Company shall pay additional damages to the Holder for each day after the Share Delivery Date such conversion is not timely effected and/or each day after the Note Delivery Date such Note is not delivered in an amount equal to 0.5% of the sum of (a) the product of (I) the number of Shares not issued to the Holder or its designee on or prior to the Share Delivery Date and to which the Holder is entitled and (II) the Weighted Average Price of the Common Stock on the Share Delivery Date (such product is referred to herein as the “Share Product Amount”), and (b) in the event the Company has failed to deliver a Note to the Holder on or prior to the Note Delivery Date, the product of (y) the number of Shares issuable upon conversion of the Principal represented by the Note as of the Note Delivery Date and (z) the Weighted Average Price of the Common Stock on the Note Delivery Date; provided that in no event shall cash damages accrue pursuant to this Section 2(d)(v)(A) with respect to the Share Product Amount during the period, if any, in which the Conversion Price or the arithmetic calculation of the Conversion Rate is subject to a bona fide dispute that is subject to and being resolved pursuant to, and in compliance with the time periods and other provisions of, the dispute resolution provisions of Section 2(d)(iii), provided that the Shares are delivered to the Holder within two (2) Business Days of the resolution of such bona fide dispute. Alternatively, subject to Section 2(d)(iii), at the election of the Holder made in the Holder’s sole discretion, the Company shall pay to the Holder, in lieu of the additional damages referred to in the preceding sentence (but in addition to all other available remedies that the Holder may pursue hereunder and under the Securities Purchase Agreement (including indemnification pursuant to Section 8 thereof or at law or in equity)), 110% of the amount by which (A) the Holder’s total purchase price (including brokerage commissions, if any) for the Shares purchased to make delivery in satisfaction of a sale by the Holder of the Shares to which the Holder is entitled but has not received upon a conversion exceeds (B) the net proceeds received by the Holder from the sale of the Shares to which the Holder is entitled but has not received upon such conversion. If the Company fails to pay the additional damages set forth in this Section 2(d)(v)(A) within five (5) Business Days of the date incurred, then the Holder entitled to such payments shall have the right at any time, so long as the Company continues to fail to make such payments, to require the Company, upon written notice, to immediately issue, in lieu of such cash damages, the number of Shares equal to the quotient of (X) the aggregate amount of the damages payments described herein divided by (Y) the Conversion Price in effect on such Conversion Date as specified by the Holder in the Conversion Notice.

(B) Void Conversion Notice; Adjustment to Conversion Price. If for any reason the Holder has not received all of the Shares prior to the tenth (10th) Business Day after the Share Delivery Date with respect to a conversion of this Note, other than due to the limitation contained in Section 5(b) or to the pendency of a dispute being resolved in accordance with Section 2(d)(iii) (a “Conversion Failure”), then the Holder, upon written notice to the Company (a “Void Conversion Notice”), may void its Conversion Notice with respect to, and retain or have returned, as the case may be, any portion of this Note that has not been converted pursuant to the Holder’s Conversion Notice; provided that the voiding of the Holder’s Conversion Notice shall not affect the Company’s obligations to make any payments that have accrued prior to the date of such notice pursuant to Section 2(d)(v)(A) or otherwise.

(C) Redemption. In the event of a Conversion Failure, the Holder, upon written notice to the Company, may require that the Company redeem, in accordance with Section 3, all of the Principal, including the Principal previously submitted for conversion and with respect to which the Company has not delivered shares of Common Stock; provided that the Holder shall not be entitled to require redemption of any Principal pursuant to this clause (C) solely as a result of a Conversion Failure caused by any Principal being the subject of a bona fide dispute that is subject to and being resolved pursuant to, and in compliance with the time periods and other provisions of, the dispute resolution provisions of Section 2(d)(iii), provided the Shares are delivered to the Holder within two (2) Business Days of the resolution of such bona fide dispute.

(vi) Pro Rata Conversion. In the event the Company receives a Conversion Notice from more than one holder of the Notes for the same Conversion Date and the Company can convert some, but not all, of such Notes, then, subject to Section 5(c), the Company shall convert from each holder of the Notes electing to have Notes converted at such time a pro rata amount of such holder’s Note submitted for conversion based on the principal amount of the Note submitted for conversion on such date by such holder relative to the principal amount of the Notes submitted for conversion on such date.

(vii) Mechanics of Mandatory Redemption. If any Principal remains outstanding on the Maturity Date, then the Holder shall surrender this Note, duly endorsed for cancellation, to the Company, and such Principal shall be redeemed by the Company as of the Maturity Date by payment on the Maturity Date to the Holder of an amount equal to the sum of (A) 100% of such Principal plus (B) the Interest Amount with respect to such Principal.

(viii) Book-Entry. Notwithstanding anything to the contrary set forth herein, upon conversion of this Note in accordance with the terms hereof, the Holder shall not be required to physically surrender this Note to the Company unless all of the Principal is being converted. The Holder and the Company shall maintain records showing the Principal converted or redeemed and the dates of such conversions or redemptions or shall use such other method, reasonably satisfactory to the Holder and the Company, so as not to require physical surrender of this Note upon each such conversion or redemption. In the event of any dispute or discrepancy, such records of the Company establishing the

Principal to which the Holder is entitled shall be controlling and determinative in the absence of demonstrable error. Notwithstanding the foregoing, if this Note is converted or redeemed as aforesaid, the Holder may not transfer this Note unless the Holder first physically surrenders this Note to the Company, whereupon the Company will forthwith issue and deliver upon the order of the Holder a new Note of like tenor, registered as the Holder may request, representing in the aggregate the remaining Principal represented by this Note. The Holder and any assignee, by acceptance of this Note, acknowledge and agree that, by reason of the provisions of this paragraph, following conversion or redemption of any portion of this Note, the Principal of this Note may be less than the principal amount stated on the face hereof.

(e) Taxes. The Company shall pay any and all taxes (excluding income taxes, franchise taxes or other taxes levied on gross earnings, profits or the like of the Holder) that may be payable with respect to the issuance and delivery of Shares upon the conversion of this Note.
      (3) Redemption at Option of the Holder.

(a) Redemption Option Upon Triggering Event. In addition to all other rights of the Holder contained herein, after a Triggering Event (as defined in Section 3(b)), the Holder shall have the right, at the Holder’s option, to require the Company to redeem all or a portion of the Principal at a price (“Redemption Price”) equal to the sum of (i) 120% of such Principal plus (ii) the Interest Amount with respect to such Principal.

(b) Triggering Event. A “Triggering Event” shall be deemed to have occurred at such time as any of the following events:

(i) the failure of any Note Registration Statement (as defined in the Registration Rights Agreement) required to be filed pursuant to Section 2(a)(iii) or Section 2(e)(iii) of the Registration Rights Agreement to be declared effective by the SEC on or prior to the date that is 45 days after the applicable Effectiveness Deadline (as defined in the Registration Rights Agreement);

(ii) while a Note Registration Statement filed pursuant to Section 2(a)(iii), Section 2(a)(iv) or Section 2(e)(iii) of the Registration Rights Agreement is required to be maintained effective pursuant to the terms of the Registration Rights Agreement, the effectiveness of such Note Registration Statement lapses for any reason (including the issuance of a stop order) or is unavailable to the Holder for sale of Note Registrable Securities (as defined in the Registration Rights Agreement) in accordance with the terms of the Registration Rights Agreement, and such lapse or unavailability continues for a period of five (5) consecutive Trading Days or for more than an aggregate of ten (10) Trading Days in any 365-day period (other than days during an Allowable Grace Period (as defined in the Registration Rights Agreement));

(iii) the suspension from trading or failure of the Common Stock to be listed on the NASDAQ National Market or the New York Stock Exchange for a period of five (5) consecutive Trading Days or for more than an aggregate of ten (10) Trading Days in any 365-day period;

(iv) the Company’s or the Transfer Agent’s notice to any holder of the Notes, including by way of public announcement, at any time, of its intention not to comply with a request for conversion of any Notes into Shares that is tendered in accordance with the provisions of the Notes (excluding, however, a notice that relates solely to a bona fide dispute that is subject to and being resolved pursuant to, and in compliance with the time periods and other provisions of, the dispute resolution provisions of Section 2(d)(iii), provided neither such dispute nor such notice is publicly disclosed);

(v) a Conversion Failure (as defined in Section 2(d)(v)(B));

(vi) upon the Company’s receipt or deemed receipt of a Conversion Notice, the Company not being obligated to issue Shares upon such conversion due to the provisions of Section 5(c).

(vii) the Company or any of its Subsidiaries breaches any representation, warranty, covenant or other term or condition of the Securities Purchase Agreement, the Registration Rights Agreement, the Warrants, this Note, the Security Documents or any other agreement, document, certificate or other instrument delivered in connection with the transactions contemplated thereby and hereby, except to the extent that such breach would not have a Material Adverse Effect (as defined in Section 3(a) of the Securities Purchase Agreement) and except, in the case of a breach of a covenant or other term that is curable, only if such breach continues for a period of at least ten (10) days after any “officer” (as such term is defined in Rule 16a-1 under the 1934 Act) of the Company, or the principal financial officer of any of the Company’s Active Subsidiaries, knew or reasonably should have known of such breach; or

(viii) the Company does not comply with the provisions of Section 6, 7, 12 or 13 hereof or Section 4(l), 4(n), 4(o), 4(p), 4(q), 4(r), 4(s), 4(t) or 4(v) or the last sentence of Section 4(w) of the Securities Purchase Agreement.

(c) Mechanics of Redemption at Option of Holder. Within one (1) Business Day after the occurrence of a Triggering Event, the Company shall deliver written notice thereof via facsimile and overnight courier (“Notice of Triggering Event”) to the Holder and each holder of the Other Notes. At any time after the earlier of the Holder’s receipt of a Notice of Triggering Event and the Holder’s becoming aware of a Triggering Event, the Holder may require the Company to redeem up to all of the Principal by delivering written notice thereof via facsimile and overnight courier (“Notice of Redemption at Option of Holder”) to the Company, which Notice of Redemption at Option of Holder shall indicate (i) the Principal that the Holder is electing to have the Company redeem from it and (ii) the applicable Redemption Price, as calculated pursuant to Section 3(a) above; provided that a Notice of Redemption at Option of Holder may only be sent during the period beginning on and including the date of the Triggering Event and ending on and including the date which is twenty (20) Business Days after the date on which the Holder receives a Notice of Triggering Event from the Company with respect to such Triggering Event.

(d) Payment of Redemption Price. Upon the Company’s receipt of a Notice(s) of Redemption at Option of the Holder from any holder of the Other Notes, the Company shall promptly notify the Holder by facsimile of the Company’s receipt of such notice(s). Each holder that has sent such a notice shall, if required pursuant to Section 2(d)(viii), promptly submit to the Company such holder’s Note that such holder has elected to have redeemed. The Company shall deliver the applicable Redemption Price to the Holder within five (5) Business Days after the Company’s receipt of a Notice of Redemption at Option of Holder, provided that the Holder’s Note shall have been so delivered to the Company. If the Company is unable to redeem all of the Notes submitted for redemption, the Company shall (i) redeem a pro rata amount from each holder of the Notes based on the principal amount of the Notes submitted for redemption by such holder relative to the aggregate principal amount of the Notes submitted for redemption by all holders of the Notes, and (ii) in addition to any remedy the Holder may have under this Note, the Securities Purchase Agreement and the Security Documents, pay to the Holder interest at the rate of the lesser of 1.5% per month (prorated for partial months) or the highest lawful maximum interest rate in respect of the unredeemed Principal until paid in full.

(e) Void Redemption. In the event that the Company does not pay the Redemption Price within the time period set forth in Section 3(d), at any time thereafter and until the Company pays such unpaid Redemption Price in full, the Holder shall have the option (the “Void Optional Redemption Option”) to, in lieu of redemption, require the Company to promptly return to the Holder any or all of the Notes or any portion thereof representing the Principal that was submitted for redemption by the Holder under this Section 3 and for which the Redemption Price (together with any interest thereon) has not been paid, by sending written notice thereof to the Company via facsimile (the “Void Optional Redemption Notice”). Upon the Company’s receipt of such Void Optional Redemption Notice, (i) the Notice of Redemption at Option of Holder shall be null and void with respect to the Principal subject to the Void Optional Redemption Notice, and (ii) the Company shall immediately return to the Holder any Note subject to the Void Optional Redemption Notice.

(f) Disputes; Miscellaneous. In the event of a bona fide dispute as to the determination of the arithmetic calculation of the Redemption Price, such dispute shall be resolved pursuant to Section 2(d)(iii) above, with the term “Redemption Price” being substituted for the term “Conversion Rate.” A holder’s delivery of a Void Optional Redemption Notice and exercise of its rights following such notice shall not affect the Company’s obligations to make any payments that have accrued prior to the date of such notice. In the event of a redemption pursuant to this Section 3 of less than all of the Principal, the Company shall promptly cause to be issued and delivered to the Holder a Note representing the remaining Principal that has not been redeemed, if necessary.
      (4) Other Rights of the Holders.

(a) Reorganization, Reclassification, Consolidation, Merger or Sale. Any recapitalization, reorganization, reclassification, consolidation, merger, sale of all or substantially all of the Company’s assets to another Person or other transaction that is effected in such a way that holders of Common Stock are entitled to receive (either directly or upon subsequent liquidation) stock, securities or assets with respect to or in exchange for Common Stock is referred to herein as “Organic Change.” Prior to the consummation of any (i) sale of all or substantially all of the Company’s assets to an acquiring Person (including, for the avoidance of doubt, the sale of all or substantially all of the assets of the Company’s Subsidiaries in the aggregate) or (ii) other Organic Change following which the Company is not a surviving entity, the Company will secure from the Person purchasing such assets or the successor resulting from such Organic Change (in each case, the “Acquiring Entity”) a written agreement, in form and substance satisfactory to the holders representing at least two-thirds (2/3) of the aggregate principal amount of the Notes then outstanding, to deliver to the Holder in exchange for this Note, a security of the Acquiring Entity evidenced by a written instrument substantially similar in form and substance to this Note and satisfactory to the holders representing at least two-thirds (2/3) of the aggregate principal amount of the Notes then outstanding. Prior to the consummation of any other Organic Change, the Company shall make appropriate provision (in form and substance satisfactory to the holders representing at least two-thirds (2/3) of the aggregate principal amount of the Notes then outstanding) to ensure that the Holder will thereafter have the right to acquire and receive in lieu of or in addition to (as the case may be) the Shares immediately theretofore acquirable and receivable upon the conversion of this Note (without regard to any limitations or restrictions on conversion) such shares of stock, securities or assets that would have been issued or payable in such Organic Change with respect to or in exchange for the number of Shares that would have been acquirable and receivable upon the conversion of this Note as of the date of such Organic Change (without taking into account any limitations or restrictions on the conversion of this Note).

(b) Optional Redemption Upon Change of Control. In addition to the rights of the Holder under Section 4(a), upon a Change of Control (as defined below) of the Company the Holder shall have the right, at the Holder’s option, to require the Company to redeem all or a portion of the Principal at a price equal to 105% (or 115% in the case of an event satisfying the definition of Change of Control pursuant to subsection (iii) below) of the Principal plus the Interest Amount with respect to such Principal (the “Change of Control Redemption Price”). No sooner than thirty (30) nor later than twenty (20) Business Days prior to the consummation of a Change of Control, but not prior to the public announcement of such Change of Control, the Company shall deliver written notice thereof via facsimile and overnight courier (a “Notice of Change of Control”) to the Holder. At any time during the period beginning after receipt of a Notice of Change of Control (or, in the event a Notice of Change of Control is not delivered at least twenty (20) Business Days prior to a Change of Control, at any time on or after the date which is twenty (20) Business Days prior to a Change of Control) and ending on the date of such Change of Control, the Holder may require the Company to redeem all or a portion of the Principal by delivering written notice thereof via facsimile and overnight courier (a “Notice of Redemption Upon Change of Control”) to the Company, which Notice of Redemption Upon Change of Control shall be irrevocable (provided that the Company complies with its obligations under this Section 4(b)) and shall indicate (i) the Principal that the Holder is submitting for redemption, and (ii) the applicable Change of Control Redemption Price, as calculated pursuant to this Section 4(b). Upon the Company’s receipt of a

Notice(s) of Redemption Upon Change of Control from any holder of the Other Notes, the Company shall promptly, but in no event later than one (1) Business Day following such receipt, notify the Holder by facsimile of the Company’s receipt of such Notice(s) of Redemption Upon Change of Control. The Company shall deliver the Change of Control Redemption Price simultaneously with the consummation of the Change of Control; provided that, if required by Section 2(d)(viii), this Note shall have been so delivered to the Company. The Company shall not enter into any binding agreement or other arrangement with respect to a Change of Control unless the Company provides that the payments provided for in this Section 4(b) shall have priority to payments to stockholders in connection with such Change of Control and the Company complies with such provision. For purposes of this Section 4(b), “Change of Control” means (i) the consolidation, merger or other business combination of the Company with or into another Person (other than (A) a consolidation, merger or other business combination in which holders of the Company’s voting power immediately prior to the transaction continue after the transaction to hold, directly or indirectly, a majority of the combined voting power of the surviving entity or entities entitled to vote generally for the election of a majority of the members of the board of directors (or their equivalent if other than a corporation) of such entity or entities, or (B) pursuant to a migratory merger effected solely for the purpose of changing the jurisdiction of incorporation of the Company), (ii) the sale or transfer of all or substantially all of the Company’s assets (including, for the avoidance of doubt, the sale of all or substantially all of the assets of the Company’s Subsidiaries in the aggregate) or (iii) the consummation of a purchase, tender or exchange offer made to and accepted by the holders of more than the 50% of the outstanding Shares.

      (5) Limitations on Conversion.

(a) Permitted Conversions. The Holder shall not have the right to convert this Note except (i) at any time after the Holder delivers a Void Optional Redemption Notice pursuant to Section 3(e), (ii) at any time after the Holder delivers a Void Acceleration Notice pursuant to Section 11(c), (iii) at any time after an Event of Default (as defined in Section 11(a)) arising from an event described in clause (v) or (vi) of Section 11(a), and (iv) in connection with a Company Alternative Conversion pursuant to Section 8, including in connection with an Interest Conversion pursuant to Section 6 or a Mandatory Compliance Conversion pursuant to Section 13.

(b) 4.99% Limitation. The Company shall not effect any conversion of this Note and the Holder shall not have the right to convert Principal or any Interest Amount in excess of that portion of the Principal Amount or any Interest Amount that, upon giving effect to such conversion, would cause the aggregate number of Shares beneficially owned by the Holder and its affiliates to exceed 4.99% of the total outstanding Shares following such conversion or issuance of Interest Shares. For purposes of the foregoing proviso, the aggregate number of Shares beneficially owned by the Holder and its affiliates shall include the Shares issuable upon conversion of this Note, with respect to which the determination of such proviso is being made, but shall exclude the Shares that would be issuable upon (i) conversion of the remaining, unconverted Principal and any Interest Amount with respect thereto beneficially owned by the Holder and its affiliates and (ii) exercise, conversion or exchange of the unexercised, unconverted or unexchanged portion of any other securities of the Company (including any warrants or convertible preferred stock) subject to a limitation on conversion, exercise or exchange analogous to the limitation contained herein beneficially owned by the Holder and its affiliates. Except as set forth in the preceding sentence, for purposes of this Section 5, beneficial ownership shall be calculated in accordance with Section 13(d) of the Securities Exchange Act of 1934, as amended (the “1934 Act”). For purposes of this Section 5(b), in determining the number of outstanding Shares the Holder may rely on the number of outstanding Shares as reflected in (1) the Company’s most recent quarterly report on Form 10-Q, or annual report on Form 10-K, as the case may be, (2) a more recent public announcement by the Company or (3) any other notice by the Company or the transfer agent for the common stock setting forth the number of Shares outstanding. Upon the written request of the Holder, the Company shall promptly, but in no event later than two (2) Business Days following the receipt of such request, confirm in writing to the Holder the number of Shares then outstanding. In any case, the number of outstanding Shares shall be determined after giving effect to the conversion, exercise or exchange of securities of the

Company, including the Notes and the Warrants, by the Holder and its affiliates since the date as of which such number of outstanding Shares was reported. For purposes of determining the maximum number of Shares that the Company may issue to the Holder pursuant to Section 5(b) upon conversion of this Note on a particular Conversion Date, Holder’s delivery of a Conversion Notice with respect to such conversion shall constitute a representation (on which the Company may rely without investigation) by the Holder that, upon the issuance of the Shares to be issued to it on such Conversion Date, the shares of Common Stock beneficially owned by the Holder and its affiliates shall not exceed 4.99% of the total outstanding Shares immediately after giving effect to such conversion, as determined in accordance with this Section 5(b).

(c) Limitation on Number of Shares Issuable Hereunder. The Company shall not be obligated to issue any Shares upon conversion of this Note if the issuance of such Shares would exceed that number of Shares which the Company may issue upon conversion of the Notes and upon exercise of the Warrants (the “Exchange Cap”) without breaching the Company’s obligations under the rules or regulations of the Principal Market, except that such limitation shall not apply in the event that the Company (a) obtains Shareholder Approval or (b) obtains a written opinion from outside counsel to the Company that such approval is not required, which opinion shall be reasonably satisfactory to the Holders representing at least two-thirds (2/3) of the aggregate principal amount of the Notes then outstanding. Until Shareholder Approval or such written opinion is obtained, no purchaser of Notes pursuant to the Securities Purchase Agreement (the “Purchasers”) shall be issued, upon conversion of, or as interest on, this Note, a number of Shares greater than the product of (i) the difference of (x) the Exchange Cap, minus (y) the sum of (A) the aggregate number of Shares that have been issued upon exercise of any Warrants or upon conversion of any Notes prior to the date of such determination and (B) 120% of the Shares issuable as of the date of such determination upon exercise of all Warrants then outstanding, multiplied by (ii) such Purchaser’s Allocation Percentage (the “Cap Allocation Amount”). In the event that any Purchaser shall sell or otherwise transfer any of such Purchaser’s Notes, the transferee shall be allocated a pro rata portion of such Purchaser’s Cap Allocation Amount. In the event that any holder of Notes shall convert all of such holder’s Notes and exercise all of such holder’s Warrants into a number of Shares in an amount which, in the aggregate, is less than such holder’s Cap Allocation Amount, then the difference between such holder’s Cap Allocation Amount and the number of Shares actually issued to such holder upon conversion of such holder’s Notes and exercise of such holder’s Warrants shall be allocated to the respective Cap Allocation Amounts of the remaining holders of Notes and Warrants on a pro rata basis in proportion to the aggregate number of Shares issuable upon conversion of the Notes and exercise of the Warrants then held by each such Holder.

      (6) Interest. Interest shall be payable on each Interest Payment Date, to the record holder of this Note on such Interest Payment Date, in cash or, as permitted by the provisions of Section 8, by electing to convert such Interest by giving a Company Alternative Conversion Notice (as defined below) at least five (5) Business Days prior to such Interest Payment Date (each an “Interest Conversion Election”) for a Company Alternative Conversion with respect to an Interest Amount equal to the entire amount of such Interest (the “Interest Conversion Amount”) in accordance with, and subject to the conditions and requirements of, Section 8 (an “Interest Conversion”). If the Company does not make an Interest Conversion Election with respect to such Interest, such Interest shall be paid in cash. The Company may only make an Interest Conversion Election if it makes the same election with respect to all the Notes of the same Series. An Interest Conversion Election shall be irrevocable by the Company. Upon delivery of an Alternative Conversion Notice with respect to an Interest Conversion Amount, the Company shall comply with the provisions of Sections 8. Any accrued and unpaid Interest which is not paid within five (5) Business Days of such accrued and unpaid Interest’s Interest Payment Date shall bear interest at the rate of the lesser of 1.5% per month (prorated for partial months) or the highest lawful maximum interest rate per annum from such Interest Payment Date until the same is paid in full (the “Default Interest”). The Company shall pay any and all taxes (excluding income taxes, franchise taxes or other taxes levied on gross earnings, profits or the like of the Holder) that may be payable with respect to the issuance and delivery of Interest Shares.
      (7) Company Alternative Redemption.

(a) General. At any time after Issuance Date, the Company shall have the right to redeem some or all of the Principal (a “Company Alternative Redemption”) (excluding Principal that is part of a Pro Rata Conversion Amount relating to a Company Alternative Conversion Notice Date occurring prior to the Company Alternative Redemption Notice Date) for an amount in cash equal to the product of (A) the applicable Company Alternative Redemption Rate and (B) the sum of (i) the Principal being redeemed pursuant to this Section 7 and (ii) the Interest Amount with respect to such Principal as of the Company Alternative Redemption Date (as defined below) (the “Company Alternative Redemption Price”); provided that the Conditions to Company Alternative Redemption (as set forth in Section 7(c)) and the conditions of this Section 7(a) and Section 7(b) are satisfied (or waived in writing by the Holder). The Company may exercise its right to Company Alternative Redemption by delivering to the Holder written notice (the “Company Alternative Redemption Notice”) at least five (5) Business Days prior to the date of consummation of such redemption (“Company Alternative Redemption Date”). The date on which the Holder receives the Company Alternative Redemption Notice is referred to as the “Company Alternative Redemption Notice Date.” A Company Alternative Redemption Notice shall be irrevocable by the Company. If the Company elects a Company Alternative Redemption pursuant to this Section 7(a), then it must simultaneously take the same action with respect to all of the Other Notes of the same Series as this Note. If the Company elects a Company Alternative Redemption (and similar action under Other Notes of the same Series) with respect to less than all of the aggregate principal amount of Notes of such Series then outstanding, then the Company shall elect to redeem a principal amount (together with the related Interest Amount) from each of the holders of Notes of such Series equal to the product of (I) the aggregate principal amount of the Notes of such Series that the Company has elected to redeem pursuant to this Section 7 (or the similar provisions of such Other Notes), multiplied by (II) the Holder’s Series Allocation Percentage (such amount with respect to each holder of the Notes is referred to as its “Pro Rata Redemption Amount” and with respect to the Holder is referred to as the Pro Rata Redemption Amount). In the event that the initial holder of any Notes of such Series shall sell or otherwise transfer any of such holder’s Notes, the transferee shall be allocated a pro rata portion of such holder’s Series Allocation Percentage. The Company Alternative Redemption Notice shall state (i) the date selected by the Company for the Company Alternative Redemption Date in accordance with this Section 7(a), (ii) the aggregate principal amount of Notes of such Series that the Company has elected to redeem from all of the holders of Notes of such Series pursuant to this Section 7 and (iii) each holder’s Pro Rata Redemption Amount of the principal amount of Notes of such Series the Company has elected to redeem pursuant to this Section 7(a).

(b) Mechanics of Company Alternative Redemption. If the Company has exercised its right to Company Alternative Redemption in accordance with Section 7(a) and the conditions of this Section 7 are satisfied on the Company Alternative Redemption Date (including the Conditions to Company Alternative Redemption as set forth in Section 7(c)) (or waived in writing by the Holder), then the Holder’s Pro Rata Redemption Amount, if any, that remains outstanding on the Company Alternative Redemption Date shall be redeemed by the Company on such Company Alternative Redemption Date by the payment by the Company to the Holder on such Company Alternative Redemption Date, by wire transfer of immediately available funds, of an amount equal to the Company Alternative Redemption Price for the Holder’s Pro Rata Redemption Amount. Notwithstanding anything contained herein to the contrary, no notice delivered by the Company to any Holder regarding a Condition to Company Alternative Redemption shall contain any material non-public information.

(c) Conditions to Company Alternative Redemption. For purposes of this Section 7, “Conditions to Company Alternative Redemption” means the following conditions: (i) during the period beginning on and including the Issuance Date and ending on and including the applicable Company Alternative Redemption Date, there shall not have occurred either (x) the public announcement of a pending, proposed or intended Change of Control that has not been abandoned, terminated or consummated and publicly disclosed as such at least ten (10) Trading Days prior to the Company Alternative Redemption Notice Date or (y) a Triggering Event or an Event of Default, or an event that with the passage of time or the giving of notice and without being cured would constitute a Triggering Event or an Event of Default; and (ii) on each day during the period beginning 90 days prior to the Company Alternative

Redemption Notice Date and ending on and including the applicable Company Alternative Redemption Date, the Company and its Subsidiaries otherwise shall have been in compliance with in all material respects and shall not have breached or been in breach in any material respect of any provision or covenant of the Securities Purchase Agreement or any of the other Transaction Documents.

(d) Remedies. In the event that the Company does not pay the Company Alternative Redemption Price in full for the Holder’s Pro Rata Redemption Amount on the Company Alternative Redemption Date and the Conditions to Company Alternative Redemption were satisfied, or to the extent not satisfied, were waived by the Holder, then in addition to any remedy the Holder may have under this Note and the Securities Purchase Agreement (including indemnification pursuant to Section 8 thereof or at law or in equity), the Company Alternative Redemption Price payable in respect of such unredeemed Pro Rata Redemption Amount shall bear interest at the rate of the lesser of 1.5% per month (prorated for partial months) and the highest lawful maximum interest rate.

      (8) Company Alternative Conversion.

(a) General. After the date that is ten (10) Trading Days after the Registration Statement has been declared effective by the SEC, the Company shall have the right, in accordance with the terms and subject to the conditions of this Section 8 (and, in the case of any Interest Conversion Amount, Section 6, and, in the case of any Mandatory Compliance Amount, Section 13) and provided that the Conditions to Company Alternative Conversion (as set forth below) are satisfied, to require that all or any portion of the Principal (together with the Interest Amount with respect thereto) or any Interest payable on any Interest Payment Date be converted at the applicable Conversion Price (a “Company Alternative Conversion”). The Company may exercise its right to elect a Company Alternative Conversion by delivering to the Holder written notice thereof (a “Company Alternative Conversion Notice”) at least five (5) Business Days prior to the first Trading Day of the Company Alternative Conversion Period (as defined below). The date on which the Holder receives the Company Alternative Conversion Notice, as applicable is referred to as the “Company Alternative Conversion Notice Date”). If the Company elects a Company Alternative Conversion (including an Interest Conversion pursuant to Section 6 or a Mandatory Compliance Conversion pursuant to Section 13) pursuant to this Section 8, then it must simultaneously take the same action with respect to all of the Other Notes of the same Series. The Company shall require conversion of a Conversion Amount from each holder of Notes of such Series equal to (x) the product of (I) the aggregate principal amount of Notes of such Series that the Company has elected to convert pursuant to this Section 8 (or the similar provisions of such Other Notes), together with the Interest Amount thereon, multiplied by (II) such holder’s Series Allocation Percentage or (y) in the case of an Interest Conversion, the Interest Conversion Amount (such Conversion Amount with respect to each such holder is referred to as its “Pro Rata Conversion Amount”). The Company Alternative Conversion Notice shall indicate the number of consecutive Trading Days selected by the Company during which the Holder must convert its Pro Rata Conversion Amount (the “Company Alternative Conversion Period”) and the date of the first day of the Company Alternative Conversion Period, which date must be at least five (5) Business Days after the Company Alternative Conversion Notice Date, provided that (I) the Company Alternative Conversion Period shall be at least ten (10) Trading Days and no more than thirty (30) Trading Days, (II) in the case of a Company Alternative Conversion that is a Mandatory Compliance Conversion under Section 13 or an Interest Conversion under Section 6, the Company Alternative Conversion Period shall be the twenty (20) consecutive Trading Days commencing five (5) Business Days after such Company Alternative Conversion Notice Date, and (III) any Company Alternative Conversion Period set forth in any Company Alternative Conversion Notice given pursuant to any Other Notes on the same day shall be the same as the Company Alternative Conversion Period set forth in the Company Alternative Conversion Notice given pursuant to this Note. The Company Alternative Conversion Notice shall also indicate the date selected by the Company for the last Trading Day of the Company Alternative Conversion Period, which is the last date by which the Holder must convert its Pro Rata Conversion Amount (the “Final Company Alternative Conversion Date”), (x) the aggregate principal amount (or Interest in the case of an Interest Conversion Election) of the Series of Notes that the Company has elected to convert from all the holders of Notes of such Series pursuant to this Section 8 (or other similar provisions in such Other Notes), and (y) each holder’s Pro Rata Conversion Amount.

(b) Mechanics of Company Alternative Conversion. If the Company has exercised its right to Company Alternative Conversion in accordance with Section 8(a) and Section 6 or 13, as applicable, and the conditions of this Section 8 are satisfied (or waived in writing by the Holder) on the Company Alternative Conversion Notice Date and at each time the Holder delivers a Conversion Notice or is deemed to have delivered a Conversion Notice with respect to any portion of the Pro Rata Conversion Amount (a “Company Alternative Conversion Date”) (including the Conditions to Company Alternative Conversion as set forth in Section 8(c)), then, subject to Sections 5 and 8(d), the Holder shall convert the Pro Rata Conversion Amount, together with any Interest Amount with respect to the allocable portion of principal represented by such Pro Rata Conversion Amount accruing through and including the applicable Conversion Date, in whole or in part and at such time or times as the Holder, in its sole discretion determines, during the Company Alternative Conversion Period; provided, however, that the Holder shall not be permitted to convert during the Company Alternative Conversion Period, any portion of the Conversion Amount that exceeds the product of (i) the Holder’s Series Allocation Percentage and (ii) twenty percent (20%) of the sum of the daily dollar trading volume (as reported by Bloomberg) of the Common Stock on its Principal Market on each of the Trading Days during the Company Alternative Conversion Period (such limitation, the “Volume Conversion Restriction Amount”). In the event any Pro Rata Conversion Amount has not been converted by the Holder prior to the Final Company Alternative Conversion Date, then, subject to the limitations set forth in Sections 5 and 8(e), the remaining Pro Rata Conversion Amount shall be converted as of the Final Company Alternative Conversion Date, as if the Holder had delivered a Conversion Notice pursuant to Section 2 with respect to such Pro Rata Conversion Amount on the Final Company Alternative Conversion Date but without the Holder being required to actually deliver such Conversion Notice, provided that the Conditions to Company Alternative Conversion are satisfied (or waived in writing by the Holder) on the Final Company Alternative Conversion Date. In the event that the Conditions to Company Alternative Conversion are not satisfied on the Final Company Alternative Conversion Date (and, for the avoidance of doubt, on each day during the Company Alternative Conversion Period), then the Company Alternative Conversion shall be null and void with respect to all or any part designated by the Holder of the unconverted Pro Rata Conversion Amount and the Holder shall be entitled to all the rights of a holder of this Note with respect to such amount of the Pro Rata Conversion Amount and, accordingly, shall be subject to all the other provisions of this Note, including that if such amount remains outstanding on the Maturity Date, then the Company shall redeem the Principal represented by such amount in accordance with Section 2(d)(vii), unless such Pro Rata Conversion Amount is an Interest Conversion Amount, a Mandatory Compliance Amount or an Excluded Amount, in which the case Company shall be deemed to have given a Company Alternative Redemption Notice with respect to such unconverted Pro Rata Conversion Amount (and, for purposes of Section 7(a), shall be entitled to give such Company Alternative Redemption Notice), and such amount shall be redeemed or paid by the Company within five (5) Business Days in accordance with Section 7. Notwithstanding the foregoing, at any time during a Company Alternative Conversion Period that does not relate to an Interest Conversion or a Mandatory Compliance Conversion, the Company may give written notice to the Holder of termination of such Company Alternative Conversion Period, provided that the Company gives the same notice to all holders of Notes of this Series, and in such case, such Company Alternative Conversion Period shall terminate at the end of the first Business Day following the Holder’s receipt of such notice of termination, the Company Alternative Conversion shall be null and void with respect to any part of the Pro Rata Conversion Amount that has not been converted as of such termination of the Company Alternative Conversion Period (by delivering a Conversion Notice on or prior to the first Business Day following the Holder’s receipt of such notice of termination), and the Holder shall be entitled to all the rights of a holder of the Note with respect to such amount of the Pro Rata Conversion Amount and, accordingly, shall be subject to all the other provisions of this Note, including that if such amount remains outstanding on the Maturity Date, then the Company shall redeem the Principal represented by such amount in accordance with Section 2(d)(vii). Notwithstanding anything contained herein to the contrary, no notice delivered by the Company to any Holder regarding a Condition to Company Alternative Conversion shall contain any material non-public information.

(c) Conditions to Company Alternative Conversion. “Conditions to Company Alternative Conversion” means the following conditions: (i) except in the case of an Interest Conversion or Mandatory Compliance Conversion, the aggregate principal amount of the Notes of any Series selected for conversion by the Company as reflected in the Company Alternative Conversion Notice is at least $500,000 (or, if less, the aggregate principal amount of the Notes of such Series then outstanding); (ii) none of the Expected Trading Days during the Company Alternative Conversion Period to which the Company Alternative Conversion Notice relates shall be Expected Trading Days in any Company Alternative Conversion Period as to which another Company Alternative Conversion Notice has been given pursuant to this Note or any Other Notes; (iii) the aggregate Conversion Amount of the Notes selected for conversion by the Company as reflected in the Company Alternative Conversion Notice shall not exceed fifteen percent (15%) of the product of (I) the arithmetic average of the daily dollar trading volume (as reported by Bloomberg) of the Common Stock on its Principal Market over the twenty (20) consecutive Trading Days ending on and including the date that is immediately preceding the Company Alternative Conversion Notice Date multiplied by (II) the number of Expected Trading Days during the Company Alternative Conversion Period to which the Company Alternative Conversion Notice relates; (iv) the Company shall not have delivered the Company Alternative Conversion Notice during any other Company Alternative Conversion Period nor, except in the case of a Company Alternative Conversion being effected for purposes of a Mandatory Compliance Conversion under Section 13, within twenty (20) Trading Days after the previous Final Company Alternative Conversion Date; (v) during the period beginning on and including the Issuance Date and ending on and including the Company Alternative Conversion Date, there shall not have occurred either (x) the public announcement of a pending, proposed or intended Change of Control that has not been abandoned, terminated or consummated and publicly disclosed as such at least ten (10) Trading Days prior to the Company Alternative Conversion Date or (y) a Triggering Event or an Event of Default (as defined in Section 11); (v) during the period beginning on the Issuance Date and ending on and including the Company Alternative Conversion Date, the Company shall have delivered Shares upon conversion of the Notes and upon exercise of the Warrants on a timely basis as set forth in Section 2(d)(ii) of the Notes and Section 2(a) of the Warrants, respectively; (vi) on each day during the period beginning on and including the date that is forty-five (45) days prior to the Company Alternative Conversion Notice Date and ending on and including the applicable Company Alternative Conversion Date, the Common Stock is listed on the NASDAQ National Market or the New York Stock Exchange and the Common Stock has not been suspended from trading on the NASDAQ National Market or the New York Stock Exchange nor shall delisting or suspension by the NASDAQ National Market or the New York Stock Exchange have been threatened either (A) in writing by the NASDAQ National Market or the New York Stock Exchange or (B) by falling below the minimum listing maintenance requirements of the NASDAQ National Market or the New York Stock Exchange; (vii) on each day during the period beginning on and including the date that is ten (10) days prior to the Company Alternative Conversion Notice Date and ending on and including the Company Alternative Conversion Date, a Registration Statement shall be effective and available for the sale of not less 150% of the Registrable Securities issuable upon conversion as of the Company Alternative Conversion Notice Date of the aggregate Conversion Amount selected for conversion by the Company as reflected in the Company Alternative Conversion Notice, in accordance with the Registration Rights Agreement, and there shall not have been any Grace Period applicable to such Registration Statement (as defined in the Registration Rights Agreement); (viii) on each day during the period beginning ninety (90) days prior to the Company Alternative Conversion Notice Date, the Company and its Subsidiaries otherwise shall have been in compliance with in all respects and shall not have breached or been in breach of any provision or covenant of the Notes or any other Transaction Documents; and (ix) the Company shall have obtained all requisite approvals of its stockholders for the issuance of the Shares to the holders of the Notes.

(d) Company Alternative Conversion Floor. If the Weighted Average Price of the Common Stock during the applicable Company Alternative Conversion Period falls below $4.00 (subject to adjustment for stock splits, stock dividends, stock combinations and other similar events after the date of the Securities Purchase Agreement) or such higher price (which shall not exceed 85% of the lesser of (i) the arithmetic average of the Weighted Average Price of the Common Stock on each of the five (5) Trading Days immediately preceding the Company Alternative Conversion Notice Date and (ii) the Weighted Average Price on the Trading Day immediately preceding the Company Alternative Conversion Notice Date) as provided by the Company in the applicable Company Alternative Conversion Notice (the “Company Alternative Conversion Trigger Price”), then any Company Alternative Conversion pursuant to Section 8(b) shall automatically terminate with respect to any Pro Rata Conversion Amount that is not subject to a Conversion Notice delivered to the Company on or prior to the Company Alternative Conversion Floor Trigger Date (as defined below), in accordance with this Section 8(d). The Company Alternative Conversion Trigger Price shall be subject to adjustment for any stock dividend, stock split, stock combination or other similar transaction. The first Trading Day, if any, during the applicable Company Alternative Conversion Period on which the Weighted Average Price of the Common Stock is less than the Company Alternative Conversion Trigger Price shall constitute a “Company Alternative Conversion Floor Trigger Date” with respect to such Company Alternative Conversion Period. On the first day immediately following the Company Alternative Conversion Floor Trigger Date the Company Alternative Conversion shall be null and void with respect any portion of the Pro Rata Conversion Amount that the Holder has not converted on or prior to the Company Alternative Conversion Floor Trigger Date (by delivering a Conversion Notice on or prior to the Company Alternative Conversion Floor Trigger Date), and the holder shall be entitled to all the rights of a holder of this Note with respect to such amount of the Pro Rata Conversion Amount and, accordingly, shall be subject to all the other provisions of this Note, including that if such amount remains outstanding on the Maturity Date, then the Company shall redeem the Principal represented by such amount in accordance with Section 2(d)(vii), unless such Pro Rata Conversion Amount is an Interest Conversion Amount, a Mandatory Compliance Amount or an Excluded Amount, in which case the Company shall be deemed to have given a Company Alternative Redemption Notice with respect to such unconverted Pro Rata Conversion Amount (and, for purposes of Section 7(a) shall be entitled to give such Company Alternative Conversion Notice), and such amount shall be redeemed or paid by the Company within two (2) Business Days of the Company Alternative Conversion Floor Trigger Date in accordance with Section 7.

(e) Company Alternative Conversion Period Volume Limitations. Notwithstanding anything contained in this Section 8 to the contrary, on the applicable Final Company Alternative Conversion Date, (i) the Holder shall not be required (but shall be permitted subject to clause (ii) of this Section 8(e)) to convert (and shall not be deemed, solely as a result of Section 8(b), to have converted) any portion of the Pro Rata Conversion Amount on the applicable Final Company Alternative Conversion Date in excess of the difference between (A) the product of (I) the Holder’s Series Allocation Percentage and (II) ten percent (10%) of the sum of the daily dollar trading volume (as reported by Bloomberg) of the Common Stock on its Principal Market on each of the Trading Days during the Company Alternative Conversion Period, minus (B) any Pro Rata Conversion Amount converted by the Holder during the Company Alternative Conversion Period and (ii) the Holder shall neither be required nor permitted to convert (and shall not be deemed, solely as a result of Section 8(b) to have converted) any portion of the Pro Rata Conversion Amount on the applicable Final Company Alternative Conversion Date in excess of the difference between (A) the applicable Volume Conversion Restriction Amount, minus (B) any Pro Rata Conversion Amount converted by the Holder during the Company Alternative Conversion Period. Following the Final Company Alternative Conversion Date, the Company Alternative Conversion shall be null and void with respect to the unconverted Pro Rata Conversion Amount, and the Holder shall be entitled to all the rights of a holder of this Note with respect to such amount of the Pro Rata Conversion Amount, and, accordingly, shall be subject to all the other provisions of this Note, including that if such amount remains outstanding on the Maturity Date, then the Company shall redeem the Principal represented by such amount in accordance with Section 2(d)(vii), unless such Pro Rata Conversion Amount is an Interest Conversion Amount, a Mandatory Compliance Amount or an Excluded Amount, in which case the Company shall be deemed to have given a Company Alternative

Redemption Notice with respect to such unconverted Pro Rata Conversion Amount (and, for purposes of Section 7(a), shall be entitled to give such Company Alternative Redemption Notice), and such amount shall be redeemed or paid by the Company within five (5) Business Days in accordance with Section 7.

      (9) Reservation of Shares.

(a) Reservation. The Company shall, so long as any of the Notes are outstanding, take all action necessary to reserve and keep available out of its authorized and unissued Common Stock, solely for the purpose of effecting the conversion of the Notes, such number of Shares as shall from time to time be sufficient to effect the conversion of all of the principal amount then outstanding under the Notes (together with accrued and unpaid Interest thereon); provided that the number of Shares so reserved shall at no time be less than 100% of the number of Shares for which the Notes are at any time convertible (without regard to any limitations on conversions) (the “Required Reserve Amount”). The initial number of Shares reserved for conversions of the Notes and each increase in the number of Shares so reserved shall be allocated pro rata among the holders of the Notes based on the principal amount of the Notes held by each holder at the time of issuance of the Notes or increase in the number of reserved Shares, as the case may be. In the event the Holder shall sell or otherwise transfer any portion of the Holder’s Notes, each transferee shall be allocated a pro rata portion of the number of Shares reserved for such transferor. Any Shares reserved and allocated to any Person that ceases to hold any Notes shall be allocated to the remaining holders of the Notes, pro rata based on the principal amount of the Notes then held by such holders.

(b) Insufficient Authorized Shares. If at any time while any of the Notes remain outstanding the Company does not have a sufficient number of authorized and unreserved Shares to satisfy its obligation to reserve for issuance upon conversion of the Notes at least a number of Shares equal to the Required Reserve Amount, then the Company shall immediately take all action necessary to increase the Company’s authorized Shares to an amount sufficient to allow the Company to reserve the Required Reserve Amount for the Notes then outstanding.
      (10) Voting Rights. The Holders of the Notes shall have no voting rights, except as required by law and as expressly provided in this Note.
      (11) Defaults and Remedies.

(a) Events of Default. An “Event of Default” is (i) default in payment of any Principal of this Note, any Company Alternative Redemption Price, or any Change of Control Redemption Price, when and as due; (ii) default in payment of any Interest on this Note that is not included in an amount described in the immediately preceding clause (i) that is not cured within two (2) Business Days from the date such Interest was due; (iii) failure by the Company for ten (10) days after notice to it to comply with any other provision of this Note in all material respects; (iv) any default in payment of at least $300,000, individually or in the aggregate, under or acceleration prior to maturity of, or any event or circumstances arising such that, any person is entitled, or could, with the giving of notice and/or lapse of time and/or the fulfillment of any condition and/or the making of any determination, become entitled, to require repayment before its stated maturity of, or to take any step to enforce any security for, any mortgage, indenture or instrument under which there may be issued or by which there may be secured or evidenced any indebtedness for money borrowed of at least $300,000 by the Company or any of its Subsidiaries or for money borrowed the repayment of at least $300,000 of which is guaranteed by the Company or any of its Subsidiaries, whether such indebtedness or guarantee now exists or shall be created hereafter; (v) if the Company or any of its Subsidiaries pursuant to or within the meaning of any Bankruptcy Law (as defined below); (A) commences a voluntary case; (B) consents to the entry of an order for relief against it in an involuntary case; (C) consents to the appointment of a Custodian of it or any of its Subsidiaries for all or substantially all of its property; (D) makes a general assignment for the benefit of its creditors; or (E) admits in writing that it is generally unable to pay its debts as the same become due; (vi) a court of competent jurisdiction enters an order or decree under any Bankruptcy Law that (1) is for relief against the Company in an involuntary case; (2) appoints a Custodian (as defined below) of the Company or any Subsidiary for all or substantially all of its property; or (3) orders the liquidation of the Company or any Subsidiary; (vii) the Company fails to file, or is determined to have failed to file, in a timely manner any report required to be filed with the SEC pursuant to the 1934 Act, provided that any filing made within the time period permitted by Rule 12b-25 under the 1934 Act and pursuant to a timely filed Form 12b-25 shall, for purposes of this clause (vii), be deemed to be timely filed; (viii) the Company or any of its Subsidiaries breaches any representation, warranty, covenant or other term or condition of the Security Documents that adversely affects the security interest of the Holder (or any agent or representative thereof on their behalf) in any material portion of the Collateral (as defined in the Security Agreement) or the perfection or priority thereof; or (ix) one or more judgments, non-interlocutory orders or decrees shall be entered by a U.S. state or federal or a foreign court or administrative agency of competent jurisdiction against any the Company or any of its Subsidiaries involving in the aggregate a liability (to the extent not covered by independent third-party insurance) as to any single or related series of transactions, incidents or conditions, of $300,000 or more, and the same shall remain unsatisfied, unvacated, unbonded or unstayed pending appeal for a period of thirty (30) days after the entry thereof. The term “Bankruptcy Law” means Title 11, U.S. Code, or any similar federal or state law for the relief of debtors. The term “Custodian” means any receiver, trustee, assignee, liquidator or similar official under any Bankruptcy Law. Within five (5) Business Days after the occurrence of any Event of Default set forth in clause (iv), (v), (vi), (viii) or (ix) above, the Company shall deliver written notice thereof to the Holder.

(b) Remedies. If an Event of Default occurs and is continuing, the Holder of this Note may declare all of this Note, including all amounts due hereunder (the “Acceleration Amount”), to be due and payable immediately, except that in the case of an Event of Default arising from events described in clauses (v) and (vi) of Section 11(a), this Note shall immediately become due and payable without further action or notice. In addition to any remedy the Holder may have under this Note and the Securities Purchase Agreement, such unpaid amount shall bear interest at the rate of the lesser of 1.5% per month (prorated for partial months) or the highest lawful maximum interest rate until paid in full. Nothing in this Section 11 shall limit any other rights the Holder may have under this Note, the Security Documents or the Securities Purchase Agreement, including Sections 2 and 3 of this Note.

(c) Void Acceleration. In the event that the Company does not pay the Acceleration Amount within five (5) Business Days of this Note becoming due under Section 11(b), at any time thereafter and until the Company pays such unpaid Acceleration Amount in full, the Holder shall have the option to, in lieu of redemption, require the Company to promptly return this Note (to the extent this Note has been previously delivered to the Company), in whole or any portion thereof, to the Holder, by sending written notice thereof to the Company via facsimile (the “Void Acceleration Notice”). Upon the Company’s receipt of such Void Acceleration Notice, (i) the acceleration pursuant to Section 11(b) shall be null and void with respect to the portion of this Note subject to such Void Acceleration Notice, and (ii) the Company shall promptly return the portion of this Note (to the extent this Note has been previously delivered to the Company) subject to such Void Acceleration Notice.

      (12) Other Indebtedness. Payments of principal and other payments due under this Note shall not be subordinated to any obligations of the Company. The Holder of this Note is entitled to the benefits of the Security Documents, and in the event of a transfer of this Note in accordance with the terms hereof and the Securities Purchase Agreement, the Holder shall be deemed to have assigned its rights under the Security Documents. For so long as this Note is outstanding, the Company shall not, and shall not permit any of its Subsidiaries to, (a) issue, incur, assume or extend the term of any Indebtedness (as defined below) except for (I) Indebtedness under the Notes, (II) Indebtedness, (A) the holders of which agree in writing to be subordinate to the Notes on terms and conditions acceptable to the Buyers, including with regard to interest payments and repayment of principal, (B) which does not mature or otherwise require or permit redemption or repayment prior to or on the Maturity Date of any Notes then outstanding; and (C) which is not secured by any assets of the Company or any of its Subsidiaries, (III) Indebtedness solely between the Company and/or one of its domestic Active Subsidiaries, on the one hand, and the Company and/or one of its domestic Active Subsidiaries, on the other, provided that in each case a majority of the equity of any such domestic Active Subsidiary is directly or indirectly owned by the Company, such domestic Active Subsidiary is controlled by the Company and such domestic Active Subsidiary is a party to the Guaranty Agreement and the Security Agreement, (IV) surety bonds, bids, performance bond, and similar obligations (exclusive of obligations for the payment of borrowed money) obtained by the Company and its Subsidiaries in the ordinary course of business for the purpose of satisfying federal, state and/or local legal requirements for owning and operating their oil and gas properties or operating the Services Business, (V) Capital Lease Obligations incurred in connection with acquiring equipment for the Company’s oil and gas exploration and production business in amounts not exceeding individually, the fair market value of the equipment subject to such Capital Lease Obligations and in an aggregate outstanding amount not exceeding 7.5% of After-tax PV10 at any one time, (VI) reimbursement obligations in respect of letters of credit issued by one or more financial institutions for the account of the Company or any of its Active Subsidiaries in connection with the Company’s establishment and maintenance of a Hedged position with respect to, at any time, a maximum of 2/3 of the Company’s estimate of its oil and gas production for the succeeding 12 calendar months on a rolling 12-calendar month basis, (VII) reimbursement obligations in respect of letters of credit issued for the account of the Company or any of its Active Subsidiaries for the purpose of securing performance obligations of the Company or its Active Subsidiaries incurred in the ordinary course of business (and not issued in connection with the Company’s establishment and maintenance of a Hedged position) so long as the aggregate face amount of all such letters of credit do not exceed $1,000,000 at any one time, (VIII) Indebtedness under that certain unsecured promissory note, dated January 27, 2003, in the name of Dobber Aviation, L.L.C., in a principal amount not exceeding $2,500,000 (less any payments of principal thereon or other reductions to principal made from time to time with respect thereto), and (IX) that certain unsecured obligation of the Company to Premium Assignment Corporation existing as of the date of this Agreement in an amount not to exceed $159,623.86 (less any payments of such obligation or other reductions to such obligation made from time to time with respect thereto); (b) issue, incur, assume, or extend the term of any Indebtedness in a principal amount in excess of $2,000,000 where the proceeds of such Indebtedness are to be used to develop, or in connection with the development of, assets located outside the United States in which the holders of the Notes do not have a valid, perfected first priority security interest; (c) issue any capital stock of the Company or any Subsidiary redeemable prior to the Maturity Date; (d) directly or indirectly, create, assume or suffer to exist any Lien, other than a Permitted Lien, on any asset now owned or hereafter acquired by the Company or any of its Subsidiaries; or (e) except as required or expressly permitted by Section 4(d), 4(q), 4(r) or 4(u) of the Securities Purchase Agreement, redeem, or otherwise repay in cash any principal of, any Indebtedness (other than Indebtedness under the Notes). For purposes of this Note: (x) “Indebtedness” of any Person means, without duplication (A) all indebtedness for borrowed money, (B) all obligations issued, undertaken or assumed as the deferred purchase price of property or services (other than unsecured account trade payables that are (i) entered into or incurred in the ordinary course of the Company’s and its Subsidiaries’ business, (ii) on terms that require full payment within 90 days, (iii) not unpaid in excess of 90 days beyond invoice due date or are being contested in good faith and as to which such reserve as is required by GAAP has been made and (iv) not exceeding at any one time an aggregate among the Company and its Subsidiaries of $5,000,000 in the oil and gas production segment of the Company’s business (as such segment is described in the Company’s annual report on Form 10-K for the year ended December 31, 2003) or $1,000,000 in all other segments of the Company’s business, collectively, (C) all reimbursement or payment obligations with respect to letters of credit, surety bonds and other similar instruments, (D) all obligations evidenced by notes, bonds, debentures, redeemable capital stock or similar instruments, including obligations so evidenced incurred in connection with the acquisition of property, assets or businesses, (E) all indebtedness created or arising under any conditional sale or other title retention agreement, or incurred as financing, in either case with respect to any property or assets acquired with the proceeds of such indebtedness (even though the rights and remedies of the seller or bank under such agreement in the event of default are limited to repossession or sale of such property), (F) all Capital Lease Obligations, (G) all indebtedness referred to in clauses (A) through (F) above secured by (or for which the holder of such Indebtedness has an existing right, contingent or otherwise, to be secured by) any mortgage, Lien, pledge, change, security interest or other encumbrance upon or in any property or assets (including accounts and contract rights) owned by any Person, even though the Person that owns such assets or property has not assumed or become liable for the payment of such indebtedness, and (H) all Contingent Obligations in respect of indebtedness or obligations of others of the kinds referred to in clauses (A) through (G) above; (y) “Capital Lease Obligation” means, as to any Person, any obligation that is required to be classified and accounted for as a capital lease on a balance sheet of such Person prepared in accordance with GAAP, and the amount of such obligation shall be the capitalized amount thereof, determined in accordance with GAAP; and (z) “Contingent Obligation” means, as to any Person, any direct or indirect liability, contingent or otherwise, of that Person with respect to any indebtedness, lease, dividend or other obligation of another Person if the primary purpose or intent of the Person incurring such liability, or the primary effect thereof, is to provide assurance to the obligee of such liability that such liability will be paid or discharged, or that any agreements relating thereto will be complied with, or that the holders of such liability will be protected (in whole or in part) against loss with respect thereto.
      (13) Free Cash Flow Amount and Mandatory Compliance Conversion or Redemption. On the first Business Day following each date that the Company files or is required to file an annual report on Form 10-K or a quarterly report on Form 10-Q (which in each case shall disclose the Free Cash Flow Amount as of the end of the period covered by such report and details of the calculation thereof, and the components thereof), the Company shall deliver to the Holder a certificate executed by its principal financial officer (an “Officer’s Certificate”) certifying as to whether or not as of the end of the period covered by such report, there is a Free Cash Flow Test Failure and the related calculations with respect thereto. Notwithstanding anything contained herein to the contrary, no Officer’s Certificate delivered by the Company to any Holder regarding a Free Cash Flow Test Failure shall contain any material non-public information. Upon each occurrence of a Free Cash Flow Test Failure, the Company shall provide the Holder, by the third (3rd) Business Day following the delivery of the Officer’s Certificate either (i) if permitted by the provisions of Section 8, a Company Alternative Conversion Notice for a Company Alternative Conversion of Principal of this Note equal to the applicable Mandatory Compliance Amount, and any Interest Amount related thereto, in accordance with, and subject to the conditions and requirements of, Section 8 (a “Mandatory Compliance Conversion”), (ii) a Company Alternative Redemption Notice for a Company Alternative Redemption of the Principal of this Note equal to the applicable Mandatory Compliance Amount, and any Interest Amount related thereto, in accordance with Section 7 (a “Mandatory Compliance Redemption”) or (iii) a combination of the immediately preceding clauses (i) and (ii); provided that all of the outstanding applicable Mandatory Compliance Amount, and any Interest Amount related thereto, must be converted or redeemed by the Company, subject to the provisions of Section 7 and/or 8, as applicable; provided further that the Company may elect more than one of the Mandatory Compliance Conversion and the Mandatory Compliance Redemption, if each such election is with respect to at least 20% of the Mandatory Compliance Amount and if such election is the same for all Notes of the same Series. If the Company has not satisfied the conditions required to make a Mandatory Compliance Conversion election with respect to one or more Series of Notes, subject to satisfaction of the conditions of Section 8, the Company may still make a Mandatory Compliance Conversion election with respect to those Series of Notes for which it can satisfy the conditions for delivery of a Mandatory Compliance Conversion election. Upon delivery of a Company Alternative Redemption Notice or Company Alternative Conversion Notice pursuant to the preceding sentence, the Company is required to comply with the provisions of Sections 7 and 8, respectively. If a Company Alternative Conversion Notice does not cover the entire applicable Mandatory Compliance Amount or no Company Alternative Conversion Notice is given with respect to an applicable Mandatory Compliance Amount, the Company will be deemed to have elected a Mandatory Compliance Redemption hereunder with respect to the remaining Mandatory Compliance Amount not covered by a Company Alternative Conversion Notice (and, for purposes of Section 7(a), shall be entitled to elect such Mandatory Compliance Redemption).
      (14) Participation; Restrictions. While this Note is outstanding, the Company shall not, and shall not permit any of its Subsidiaries to: (i) declare, set aside or pay any dividends on or make any other distributions (whether in cash, stock, equity securities or property) in respect of any capital stock or split, combine or reclassify any capital stock or issue or authorize the issuance of any other securities in respect of, in lieu of or in substitution for any capital stock; provided however, that any Subsidiary may declare, set aside or pay any dividends on or make any other distributions (whether in cash, stock, equity securities or property) in respect of any of its capital stock that is held solely by the Company or by a domestic Active Subsidiary, provided that a majority of the equity of such domestic Active Subsidiary is directly or indirectly owned by the Company, such domestic Active Subsidiary is controlled by the Company and such domestic Active Subsidiary is a party to the Guaranty Agreement and the Security Agreement, (ii) purchase, redeem or otherwise acquire, directly or indirectly, any shares of its capital stock or the capital stock of any of its Subsidiaries, direct or indirect, except repurchases of unvested shares at cost in connection with the termination of the employment relationship with any employee pursuant to stock option or purchase agreements in effect on the date hereof and set forth on Schedule 3(c) of the Securities Purchase Agreement, or (iii) grant, issue or sell any Options, Convertible Securities or rights to purchase stock, warrants, securities or other property pro rata to the record holders of any class of its capital stock. While this Note is outstanding, the Company and its Subsidiaries shall not enter into any agreement which would limit or restrict the Company’s or any of its Subsidiaries’ ability to perform under, or take any other voluntary action to avoid or seek to avoid the observance or performance of any of the terms to be observed or performed by it under, this Note, the Securities Purchase Agreement, the Registration Rights Agreement, the Warrants and the Security Documents.
      (15) Notices.

(a) The Company will give written notice to the Holder at least ten (10) Business Days prior to the date on which the Company closes its books or takes a record (I) with respect to any dividend or distribution upon the Common Stock, (II) with respect to any pro rata subscription offer to holders of Common Stock or (III) for determining rights to vote with respect to any Organic Change (as defined in Section 4(a)), dissolution or liquidation, provided that such information shall be made known to the public prior to or in conjunction with such notice being provided to the Holder.

(b) The Company will also give written notice to the Holder at least ten (10) Business Days prior to the date on which any Organic Change (as defined in Section 4(a)), dissolution or liquidation will take place, provided that such information shall be made known to the public prior to or in conjunction with such notice being provided to the Holder.
      (16) Vote to Change the Terms of the Notes. The written consent of the Company and the holders representing at least two-thirds (2/3) of the principal amount then outstanding under the Notes of the same Series shall be required for any change that relates only to such Series of Notes (including this Note) and upon receipt of such consent, each such Note of the such Series shall be deemed amended thereby. The written consent of the Company and the holders representing at least two-thirds (2/3) of the principal amount then outstanding under the all of the Notes shall be required for any change that relates to all of the Notes (including this Note), and upon receipt of such consent, each Note shall be deemed amended thereby.
      (17) Lost or Stolen Notes. Upon receipt by the Company of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Note, and, in the case of loss, theft or destruction, of an indemnification undertaking by the Holder to the Company in customary form and reasonably satisfactory to the Company and, in the case of mutilation, upon surrender and cancellation of this Note, the Company shall execute and deliver a new Note of like tenor and date; provided, however, the Company shall not be obligated to re-issue a Note if the Holder contemporaneously requests the Company to convert this Note in its entirety into Shares as permitted hereunder.
      (18) Remedies, Characterizations, Other Obligations, Breaches and Injunctive Relief. The remedies provided in this Note shall be cumulative and in addition to all other remedies available under this Note, at law or in equity (including a decree of specific performance and/or other injunctive relief), no remedy contained herein shall be deemed a waiver of compliance with the provisions giving rise to such remedy, and nothing herein shall limit the Holder’s right to pursue actual damages for any failure by the Company to comply with the terms of this Note. The Company covenants to the Holder that there shall be no characterization concerning this instrument other than as expressly provided herein. Amounts set forth or provided for herein with respect to payments, conversion and the like (and the computation thereof) shall be the amounts to be received by the Holder thereof and shall not, except as expressly provided herein, be subject to any other obligation of the Company (or the performance thereof). The Company acknowledges that a breach by it of its obligations hereunder will cause irreparable harm to the Holder and that the remedy at law for any such breach may be inadequate. The Company therefore agrees that, in the event of any such breach or threatened breach, the Holder shall be entitled, in addition to all other available remedies, to an injunction restraining any breach, without the necessity of showing economic loss and without any bond or other security being required.

      (19) Specific Shall Not Limit General; Construction. No specific provision contained in this Note shall limit or modify any more general provision contained herein. This Note shall be deemed to be jointly drafted by the Company and all Purchasers and shall not be construed against any person as the drafter hereof.
      (20) Failure or Indulgence Not Waiver. No failure or delay on the part of the Holder in the exercise of any power, right or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such power, right or privilege preclude other or further exercise thereof or of any other right, power or privilege.
      (21) Notice. Whenever notice is required to be given under this Note, unless otherwise provided herein, such notice shall be given in accordance with Section 9(f) of the Securities Purchase Agreement.
      (22) Transfer of this Note. The Holder may assign or transfer some or all of its rights hereunder, subject to compliance with the 1933 Act and the provisions of Section 2(f) of the Securities Purchase Agreement without the consent of the Company, provided that any transfer of this Note to a Person that is not an affiliate of the Holder of this Note of less than all of the Principal represented hereby, shall be in Principal amount of not less than $2,000,000.
      (23) Payment of Collection, Enforcement and Other Costs. If (a) this Note is placed in the hands of an attorney for collection or enforcement or is collected or enforced through any legal proceeding; or (b) an attorney is retained to represent the Holder in any bankruptcy, reorganization, receivership of the Company or other proceedings affecting Company creditors’ rights and involving a claim under this Note, then the Company shall pay the costs incurred by the Holder for such collection, enforcement or action, including reasonable attorneys’ fees and disbursements.
      (24) Cancellation. After all principal and other amounts at any time owed under this Note have been paid in full or converted into Shares in accordance with the terms hereof, this Note shall automatically be deemed canceled, shall be surrendered to the Company for cancellation and shall not be reissued.
      (25) Note Exchangeable for Different Denominations. Subject to Section 2(d)(viii), in the event of a conversion or redemption pursuant to this Note of less than all of the Principal, the Company shall promptly cause to be issued and delivered to the Holder, upon tender by the Holder of this Note, a new Note of like tenor representing the remaining Principal that has not been so converted or redeemed. This Note is exchangeable, upon the surrender hereof by the Holder at the principal office of the Company, for a new Note or Notes containing the same terms and conditions and representing in the aggregate the Principal, and each such new Note will represent such portion of such Principal as is designated by the Holder at the time of such surrender. The date the Company issued this Note shall be the “Issuance Date” hereof regardless of the number of times a new Note shall be issued.
      (26) Waiver of Notice. To the extent permitted by law, the Company hereby waives demand, notice, protest and all other demands and notices in connection with the delivery, acceptance, performance, default or enforcement of this Note, the Security Documents and the Securities Purchase Agreement.
      (27) Governing Law. This Note shall be construed and enforced in accordance with, and all questions concerning the construction, validity, interpretation and performance of this Note shall be governed by, the internal laws of the State of New York, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of New York or any other country or jurisdiction) that would cause the application of the laws of any jurisdiction or country other than the State of New York. Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in the City of New York, borough of Manhattan, for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address for such notices to it under this Note and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. EACH PARTY HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION HEREWITH OR ARISING OUT OF THIS NOTE OR ANY TRANSACTION CONTEMPLATED HEREBY.
      (28) Effect of Redemption or Conversion; No Prepayment. Upon payment of the Redemption Price, the Change of Control Redemption Price, the Company Alternative Redemption Price or the amount provided for in Section 2(d)(vii), each in accordance with the terms hereof with respect to any portion of the Principal of this Note, or delivery of Shares upon conversion of any portion of the Principal in accordance with the terms hereof, such portion of the Principal of this Note shall be deemed paid in full and shall no longer be deemed outstanding for any purpose. Except as specifically set forth in this Note, including Section 2, the Company does not have any right, option, or obligation, to pay any portion of the Principal at any time prior to the Maturity Date.
      (29) Payment Set Aside. To the extent that the Company makes a payment or payments to the Holder hereunder or the Holder enforces or exercises its rights hereunder, and such payment or payments or the proceeds of such enforcement or exercise or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside, recovered from, disgorged by or are required to be refunded, repaid or otherwise restored to the Company, by a trustee, receiver or any other person under any law (including any bankruptcy law, U.S. state or federal law, common law or equitable cause of action), then to the extent of any such restoration the obligation or part thereof originally intended to be satisfied shall be revived and continued in full force and effect as if such payment had not been made or such enforcement or setoff had not occurred.
      (30) Interpretative Matters. Unless the context otherwise requires, (a) all references to Sections, Schedules or Exhibits are to Sections, Schedules or Exhibits contained in or attached to this Note, (b) each accounting term not otherwise defined in this Note has the meaning assigned to it in accordance with GAAP, (c) words in the singular or plural include the singular and plural and pronouns stated in either the masculine, the feminine or neuter gender shall include the masculine, feminine and neuter and (d) the use of the word “including” in this Note shall be by way of example rather than limitation. If a stock split, stock dividend, stock combination or other similar event occurs during any period over which an average price is being determined, then an appropriate adjustment will be made to such average to reflect such event.
* * * * * *

      IN WITNESS WHEREOF, the Company has caused this Note to be signed by                               , its                               , as of the            day of                      200     .

INFINITY, INC.

By:

Name:

Title:

EXHIBIT I
INFINITY, INC.
CONVERSION NOTICE
      Reference is made to the Convertible Note (the “Note”) of Infinity, Inc., a Colorado corporation (the “Company”). In accordance with and pursuant to the Note, the undersigned hereby elects to convert the Conversion Amount (as defined in the Note) of the Note indicated below into Shares of Common Stock, par value $0.0001 per share (the “Common Stock”), of the Company, as of the date specified below.

Date of Conversion:

Aggregate Conversion Amount to be converted, other than pursuant to Section 6:

Principal, applicable thereto, to be converted:

Interest Conversion Amount to be converted pursuant to Section 6:
Please confirm the following information:

Conversion Price:

Number of shares of Common Stock to be issued:

Please issue the Common Stock into which the Note is being converted in the following name and to the following address:

Issue to:

Facsimile Number:

Authorization:

By:
Title:

Dated:

DTC Participant Number and Name (if electronic book entry transfer):

Account Number (if electronic book entry transfer):

ACKNOWLEDGMENT
      The Company hereby acknowledges this Conversion Notice and hereby directs [TRANSFER AGENT] to issue the above indicated number of shares of Common Stock in accordance with the Transfer Agent Instructions dated                     , 200      from the Company and acknowledged and agreed to by [TRANSFER AGENT].

INFINITY, INC.

By:

Name:

Title:

APPENDIX C
FORM OF ADDITIONAL NOTE
THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS. THE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED (I) IN THE ABSENCE OF (A) AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS OR (B) AN OPINION OF COUNSEL, IN A GENERALLY ACCEPTABLE FORM, THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT OR APPLICABLE STATE SECURITIES LAWS OR (II) UNLESS SOLD PURSUANT TO RULE 144 UNDER SAID ACT. NOTWITHSTANDING THE FOREGOING, THE SECURITIES MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN OR FINANCING ARRANGEMENT SECURED BY THE SECURITIES. ANY TRANSFEREE OF THIS NOTE SHOULD CAREFULLY REVIEW THE TERMS OF THIS NOTE, INCLUDING SECTION 2(d)(viii) HEREOF. THE PRINCIPAL AMOUNT REPRESENTED BY THIS NOTE MAY BE LESS THAN THE AMOUNTS SET FORTH ON THE FACE HEREOF PURSUANT TO SECTION 2(d)(viii) HEREOF.
SENIOR SECURED NOTE

, 200	$
      FOR VALUE RECEIVED, INFINITY, INC., a Colorado corporation (the “Company”), hereby promises to pay to the order of                                                    or registered assigns (the “Holder”) the principal amount of                                                    United States Dollars ($                              ) when due, whether upon maturity, acceleration, redemption or otherwise, and to pay interest (“Interest”) on the unpaid principal balance hereof on each Interest Payment Date (as defined in Section 2(a)(xix)) and upon maturity, or earlier upon conversion, acceleration or redemption pursuant to the terms hereof, at the Applicable Interest Rate. Interest on this Note payable on each Interest Payment Date and upon maturity, or earlier upon conversion, acceleration or redemption pursuant to the terms hereof, shall accrue from the Issuance Date and shall be computed on the basis of a 365-day year and actual days elapsed.
      (1) Payments of Principal. All payments of principal of this Note (to the extent such principal is not converted into Shares (as defined in Section 2(a)(xli) in accordance with the terms hereof) shall be made in lawful money of the United States of America by wire transfer of immediately available funds to such account as the Holder may from time to time designate by written notice in accordance with the provisions of this Note. Except as provided in Section 7, the Company has no right, but under certain circumstances may have an obligation, to make payments of principal of this Note in cash prior to the Maturity Date (as defined in Section 2(a)(xxiii)). Whenever any amount expressed to be due by the terms of this Note is due on any day that is not a Business Day (as defined in Section 2(a)(vi)), the same shall instead be due on the next succeeding day that is a Business Day. Each capitalized term used herein, and not otherwise defined, shall have the meaning ascribed thereto in the Securities Purchase Agreement, dated as of January 13, 2005, pursuant to which this Note and the Other Notes (as defined below) were originally issued (as such agreement may be amended from time to time as provided in such agreement, the “Securities Purchase Agreement”). This Note and all Other Notes issued by the Company pursuant to the Securities Purchase Agreement on the Initial Closing Date and any Additional Closing Dates and all notes issued in exchange therefor or replacement thereof are collectively referred to in this Note as the “Notes.” This Note and each of the Other Notes originally issued by the Company on the same Closing Date shall be deemed to be of the same “Series.”

(2) Conversion of this Note. This Note shall be converted into Shares on the terms and conditions set forth in this Section 2.

(a) Certain Defined Terms. For purposes of this Note, the following terms shall have the following meanings:

(i) “3-Month LIBOR Rate” means the London Interbank Offered Rate of LIBOR with respect to a three-month period for deposits of United States Dollars as reported by Bloomberg Financial Markets (or any successor thereto, “Bloomberg”) at approximately 10:00 a.m. (New York time) through its “LIBOR Rates” function (accessed by typing “LR” [GO] on a Bloomberg terminal, and looking at the row entitled “3 MONTH” and under the column entitled “DOLLAR LIBOR”) (or such other page as may replace that page on that service, or such other service as may be selected jointly by the Company and the Holders of the Notes). If such rate appears on the Bloomberg LIBOR Rates page on any date of determination of the 3-Month LIBOR Rate (a “LIBOR Determination Date”), the 3-Month LIBOR Rate for such date of determination will be such rate. If on any LIBOR Determination Date such rate does not appear on the Bloomberg LIBOR Rates page, the Company and the Holders of the Notes will jointly request each of four major reference banks in the London interbank market, as selected jointly by the Company and the Holders of the Notes, to provide the Company with its offered quotation for United States dollar deposits for the upcoming three-month period, to prime banks in the London interbank market at approximately 4:00 p.m., London time on any such LIBOR Determination Date and in a principal amount that is representative for a single transaction in United States Dollars in such market at such time. If at least two reference banks provide the Company with offered quotations, 3-Month LIBOR Rate on such LIBOR Determination Date will be the arithmetic mean of all such quotations. If on such LIBOR Determination Date fewer than two of the reference banks provide the Company with offered quotations, 3-Month LIBOR Rate on such LIBOR Determination Date will be the arithmetic mean of the offered per annum rates that three major banks in New York City selected jointly by the Company and the Holders of the Notes quote at approximately 11:00 A.M. in New York City on such LIBOR Determination Date for three-month United States dollar loans to leading European banks, in a principal amount that is representative for a single transaction in United States dollars in such market at such time. If these New York City quotes are not available, then the 3-Month LIBOR Rate determined on such LIBOR Determination Date will continue to be 3-Month LIBOR Rate as then currently in effect on such LIBOR Determination Date.

(ii) “After-tax PV10” means, as of the date of any determination, the present value of estimated future revenues to be generated by the Company and its Subsidiaries, on a consolidated basis, from the production of their proved reserves (calculated in accordance with SEC guidelines and based on the most recent independent reserve report), net of estimated lease operating expenses, production taxes, federal income taxes and future development costs, using price and costs as of the date of determination without future escalation and without giving effect to non-property related expenses such as general and administrative expenses, debt service and depreciation, depletion and amortization, and discounted using an annual discount rate of 10% (as most recently disclosed by the Company on a Form 10-K, 10-Q or 8-K based on an independent reserve report that was current as of the date that the Company’s After-tax PV10 was disclosed in such Form 10-K, 10-Q or 8-K); provided that After-tax PV10 shall mean zero unless the Company has (A) publicly disclosed (either on a Form 10-K, 10-Q or 8-K) its After-tax PV10 as of a date within 100 days of such date of determination and (B) certified as of such date of determination that, to the Knowledge of the Company, After-tax PV10, if determined as of such date of determination, would not be materially lower than After-tax PV10 as most recently disclosed by the Company on a Form 10-K, 10-Q or 8-K.

(iii) “Aggregate Notes Balance” means, as of the date of any determination, the aggregate outstanding principal amount of all the Notes, together with all accrued but unpaid interest thereon.

(iv) “Allocation Percentage” means, with respect to each holder of Note as of the date of any determination, a fraction of which the numerator is the aggregate principal amount of the Notes originally purchased by such holder on the Initial Closing Date and any Additional Closing Dates occurring on or prior to such date of determination, and of which the denominator is the aggregate principal amount of the Notes purchased by all holders on the Initial Closing Date and such Additional Closing Dates.

(v) “Applicable Interest Rate” initially shall mean the per annum interest rate equal to the sum of (a) the 3-Month LIBOR Rate in effect on the Issuance Date, and (b) six and three-quarter percent (6.75%); provided, however, that on the first Business Day of each calendar quarter commencing after the Issuance Date (each, an “Interest Reset Date”), such rate shall be adjusted to the per annum interest rate equal to the sum of (a) the 3-Month LIBOR Rate in effect on such date, and (b) six and three-quarter percent (6.75%). Each Applicable Interest Rate will be applicable as of and after the Interest Reset Date to which it relates to, but not including, the next succeeding Interest Reset Date.

(vi) “Business Day” means any day other than Saturday, Sunday or other day on which commercial banks in the city of New York are authorized or required by law to remain closed.

(vii) “Common Stock” means (A) the Company’s common stock, $0.0001 par value per share, and (B) any capital stock resulting from a reclassification of such common stock.

(viii) “Company Alternative Redemption Rate” means at any time during a 12-month period beginning on and including a date set forth below, the rate, expressed as a percentage, set forth opposite such date below:

Issuance Date	105%
First Anniversary of the Issuance Date	104%
Second Anniversary of the Issuance Date	103%
Third Anniversary of the Issuance Date	102%

and, if there has been a Maturity Date Extension (as defined below), the Company Alternative Redemption Rate, at any time during the 12-month period beginning on and including the fourth anniversary of the Issuance Date, shall be 101%.

(ix) “Conversion Amount” means (A) the sum of (1) the principal amount of this Note to be converted, redeemed or otherwise with respect to which this determination is being made and (2) the Interest Amount with respect to the amount referred to in the immediately preceding clause (1), or (B) in the case of an Interest Conversion (as defined in Section 6), the Interest Amount to be converted.

(x) “Conversion Price” means, as of any Conversion Date or other date of determination, 95% of the Weighted Average Price of the Common Stock on the Trading Day immediately preceding the Conversion Date applicable to the conversion for which such determination is being made, subject to adjustment as provided herein.

(xi) “Dollars” or “$” means United States Dollars.

(xii) “Expected Trading Days” means, with respect to any Company Alternative Conversion Period (as defined in Section 8(a)), the number of regularly scheduled Business Days in such period on which the Principal Market is scheduled to be open for trading of the Common Stock.

(xiii) “Fixed Maturity Date” means [INSERT the date that is 42 months after the Issuance Date], or if there has been a Maturity Date Extension, [INSERT the date that is fifty-four (54) months after the Issuance Date.]

(xiv) “Free Cash Flow Amount” means, as of the date of any determination, the sum of (I) the lesser of (A) the product of (1) the Free Cash Multiple, multiplied by (2) the Services Business Free Cash Flow and (B) the product of (x) 2, multiplied by (y) the Services Business Revenue, plus (II) the lesser of (1) 50% of the result of the immediately preceding clause (I), and (2) 30% of the Company’s After-tax PV10, plus (III) 10% of the Company’s After-tax PV10.

(xv) “Free Cash Flow Multiple” shall be the following number: 10 for any determination of the Free Cash Flow Amount on December 31, 2004, 9.5 for any determination of the Free Cash Flow Amount on March 31, 2005, 9.0 for any determination of the Free Cash Flow Amount on June 30, 2005, 8.5 for any determination of the Free Cash Flow Amount on September 30, 2005, and 8.0 for any determination of the Free Cash Flow Amount after September 30, 2005.

(xvi) “Free Cash Flow Test Failure” means that, as of the date of any determination, the Free Cash Flow Amount is less than or equal to the Aggregate Notes Balance.

(xvii) “Free Cash Flow Test Failure Amount” means that, in the event that there is a Free Cash Flow Test Failure as of the date of any determination, an amount equal to the product of (A) a fraction, of which the numerator is the outstanding principal amount of this Note, together with all accrued but unpaid Interest thereon as of such date, and of which the denominator is the outstanding principal amount of all Notes of the same Series as this Note, together with all accrued but unpaid interest thereon as of such date, multiplied by (B) an amount equal to the result of (x) the Aggregate Notes Balance as of such date of determination, minus (y) the Priority Notes Balance as of such date of determination, minus (z) the Free Cash Flow Amount; provided that, for purposes of this calculation of “Free Cash Flow Test Failure Amount,” if the result of (x)-(y)-(z) above is less than zero, then the amount used for (B) in the above calculation shall be zero; and provided, further, that the Free Cash Flow Test Failure Amount, as defined and determined under this Note, shall not exceed the Principal of this Note together with all accrued but unpaid Interest thereon.

(xviii) “Interest Amount” means, with respect to any Principal, all accrued and unpaid Interest (including any Default Interest as defined in Section 6) on such Principal through and including such date of determination.

(xix) “Interest Payment Date” means the first Business Day of each calendar quarter, beginning with the calendar quarter that commences on [INSERT the first day of the first calendar quarter commencing after the Issuance Date] through and including the last calendar quarter that commences prior to the Maturity Date.

(xx) “Issuance Date” means the original date of issuance of this Note pursuant to the Securities Purchase Agreement, regardless of any exchange or replacement hereof.

(xxi) “Lien” means, with respect to any asset, any mortgage, lien, pledge, hypothecation, charge, security interest, encumbrance or adverse claim of any kind and any restrictive covenant, condition, restriction or exception of any kind that has the practical effect of creating a mortgage, lien, pledge, hypothecation, charge, security interest, encumbrance or adverse claim of any kind (including any of the foregoing created by, arising under or evidenced by any conditional sale or other title retention agreement, the interest of a lessor with respect to a Capital Lease Obligation, or any financing lease having substantially the same economic effect as any of the foregoing).

(xxii) “Mandatory Compliance Amount” means, as of the date of any determination, (A) the Free Cash Flow Test Failure Amount, minus (B) any Principal as to which a notice has been given to the Holder by the Company for conversion or redemption in accordance herewith, but which has not been converted or paid prior to the date of such determination, provided the Company is in compliance with Sections 7 and 8 in connection therewith (such amount in this clause (B) being referred to as the “Excluded Amount”).

(xxiii) “Maturity Date” means the earliest to occur of (A) the Fixed Maturity Date, (B) the date of a Maturity Date Triggering Event, (C) such date as all amounts due under this Note have been fully paid.

(xxiv) “Maturity Date Extension” means the holders of Notes representing at least two-thirds (2/3) of the aggregate principal amount of the then outstanding Notes that are of the same Series as this Note, have (A) received a notice from the Company no earlier than sixty (60) days, and no later than thirty (30) days prior to [INSERT the date that is 30 months after the Issuance Date] (which notice the Company may deliver on only one occasion with respect to such Series of Notes), requesting the holders of such Series of Notes to extend the Fixed Maturity Date by twelve (12) months and (B) within ten (10) Business Days of receipt of the notice described in clause (A) (such 10-Business-Day Period, the “Response Period”), agreed in writing to extend the Maturity Date of all the Notes of such Series by twelve (12) months, (provided that, for the avoidance of doubt, if the Company does not receive such written agreement within the Response Period from the requisite holders of the Notes of such Series, such requested extension shall be deemed denied and the Fixed Maturity Date shall not be extended).

(xxv) “Maturity Date Triggering Event” means any principal amount of the 7% Notes is outstanding on the Business Day immediately preceding the scheduled maturity date of the 7% Notes, unless the Free Cash Flow Amount as of the end of the quarterly or annual period covered by the quarterly report on Form 10-Q or annual report on Form 10-K most recently filed, or required to be filed, by the Company with the SEC exceeds 150% of the Aggregate Notes Balance as of the Business Day immediately preceding the scheduled maturity of the 7% Notes.

(xxvi) “Other Notes” means all of the senior secured notes, other than this Note, that have been issued by the Company pursuant to the Securities Purchase Agreement and all notes issued in exchange therefor or replacement thereof.

(xxvii) “Permitted Lien” means (a) Liens created by the Security Documents; (b) Liens existing on the date of this Agreement not otherwise described in any other clause of this definition and set forth on Schedule 3(bb); (c) Liens for taxes or other governmental charges not at the time due and payable so long as the Company and its Subsidiaries maintain adequate reserves in accordance with United States generally accepted accounting principles (“GAAP”) in respect of such taxes and charges; (d) Liens arising in the ordinary course of business in favor of carriers, warehousemen, mechanics and materialmen, or other similar Liens imposed by law, which remain payable without penalty or which are being contested in good faith by appropriate proceedings diligently prosecuted, which proceedings have the effect of preventing the forfeiture or sale of the property subject thereto, and in each case for which adequate reserves in accordance with GAAP are being maintained; (e) Liens arising in the ordinary course of business in connection with worker’s compensation, unemployment compensation and other types of social security (excluding Liens arising under ERISA) or Liens consisting of cash collateral securing the Company’s or any of its Active Subsidiaries’ performance of surety bonds, bids, performance bonds and similar obligations (exclusive of obligations for the payment of borrowed money) permitted pursuant to clause (a)(IV) of Section 12 and, in each case, for which the Company maintains adequate reserves; (f) attachments, appeal bonds (and cash collateral securing such bonds), judgments and other similar Liens, for sums not exceeding $500,000 in the aggregate for Company and its Subsidiaries, arising in connection with court proceedings, provided that the execution or other enforcement of such Liens is effectively stayed; (g) easements, rights of way, restrictions, minor defects or irregularities in title and other similar Liens arising in the ordinary course of business and not materially detracting from the value of the property subject thereto and not interfering in any material respect with the ordinary conduct of the business of the Company or any Subsidiary; (h) Liens in favor of U.S. Bank and LaSalle in respect of the Duke LC Account and the Returned Items Account (each as defined in the Security Agreement) to the extent such accounts are maintained and permitted to exist in accordance with the terms of the Security Agreement; (i) Liens consisting of cash collateral securing the Company’s and its Active Subsidiaries’ reimbursement obligations under letters of credit permitted by clauses (a)(VI) and (a)(VII) of Section 12, provided that the aggregate amount of cash collateral securing such Indebtedness does not exceed the undrawn face amount of all such letters of credit outstanding at any one time; (j) Liens securing Indebtedness listed on Schedule 4(u) of the Securities Purchase Agreement for up to thirty (30) days following the Initial Closing Date; (k) Liens on equipment subject to Capital Lease Obligations permitted to be incurred pursuant to clause (a)(V) of Section 12, to the extent such Liens secure such Capital Lease Obligations; and (l) Liens in favor of Schlumberger Technology Corporation and Red Oak Capital Management LP (collectively, the “Service Parties”), granted pursuant to the Joint Value Enhancement Agreement, dated December 3, 2003, among Infinity Oil & Gas of Wyoming, Inc. (“IOGW”) and the Service Parties (as in effect on the date hereof, the “JVEA”), on the three (3) Project Wells (as such term is defined in the JVEA) described on Exhibit C to Schedule VIII of the Security Agreement, to the extent such Liens secure the obligations of IOGW to the Service Parties under the JVEA.

(xxviii) “Person” means an individual, a limited liability company, a partnership, a joint venture, a corporation, a trust, an unincorporated organization or a government or any department or agency thereof or any other legal entity.

(xxix) “Principal” means the outstanding principal amount of this Note as of any date of determination.

(xxx) “Priority Notes Balance” means, as of the date of any determination, the aggregate outstanding principal amount of all the Notes that have a Fixed Maturity Date that is later than the Fixed Maturity Date of this Note, together with all accrued but unpaid interest thereon.

(xxxi) “Principal Market” means, with respect to the Common Stock or any other security, the NASDAQ National Market or if the Common Stock or such other security, as the case may be, is not traded on the NASDAQ National Market, then the principal securities exchange or trading market for the Common Stock or such other security.

(xxxii) “Registrable Securities” for purposes of this Note means Shares issued or issuable upon conversion of this Note, and any shares of capital stock issued or issuable with respect to such Shares as a result of any stock split, stock dividend, recapitalization, exchange or similar event or otherwise, without regard to any limitations on conversions of this Note.

(xxxiii) “Registration Rights Agreement” means that certain registration rights agreement, dated as of January 13, 2005, among the Company and the initial holders of the Notes relating to the filing of registration statements covering, among other things, the resale of Registrable Securities, as such agreement may be amended from time to time as provided in such agreement.

(xxxiv) “Registration Statement” means a registration statement or registration statements filed under the 1933 Act pursuant to the Registration Rights Agreement covering the resale of Registrable Securities.

(xxxv) “SEC” means the United States Securities and Exchange Commission, or any successor thereto.

(xxxvi) “Security Agreement” means that certain security agreement among the Company, its Active Subsidiaries and the initial holders of the Notes relating to the granting by the

Company and the Subsidiaries of a first-priority security interest in all the assets of the Company and its Active Subsidiaries, as such agreement may be amended from time to time as provided in such agreement.

(xxxvii) “Security Documents” means any agreement, document or instrument executed concurrently herewith or at any time hereafter pursuant to which the Company, its Active Subsidiaries or any other Person either (i) guarantees payment or performance of all or any portion of the obligations hereunder or under any other instruments delivered in connection with the transactions contemplated hereby and by the Securities Purchase Agreement, and/or (ii) provides, as security for all or any portion of such obligations, a Lien on any of its assets in favor of the Holder, as any or all of the same may be amended, supplemented, restated or otherwise modified from time to time.

(xxxviii) “Series Allocation Percentage” means, with respect to each holder of Notes of the same Series as this Note, a fraction of which the numerator is the aggregate principal amount of Notes of such Series initially purchased by such holder on the Issuance Date and of which the denominator is the aggregate principal amount of Notes of such Series purchased by all holders on the Issuance Date.

(xxxix) “Services Business Free Cash Flow” means, as of the date of any determination, the result of (A) the consolidated net operating income before interest, taxes, depreciation and amortization of the oil field services segment of the operations of the Company and its Subsidiaries (as such segment is described in the Company’s annual report on Form 10-K for the year ended December 31, 2003), excluding net operating income derived from the Company and its affiliates, for the 12-month period ended on such date of determination, plus (B) the aggregate amount of interest, service charges and fees paid by the Company in connection with the LaSalle Facility and the mortgage Indebtedness of Consolidated Oil Well Services, Inc. listed on Schedule 4(u) to the Securities Purchase Agreement prior to December 31, 2004 but during the 12-month period ended on such date of determination, minus (C) all capital expenditures not funded solely out of the proceeds of Permitted Subordinate Debt or issuances of non-redeemable capital stock of the Company, interest and income taxes, in each case, of such segment for such 12-month period, all as determined in accordance with GAAP applied on a consistent basis and disclosed in the Company’s most recently filed quarterly report on Form 10-Q and/or annual report on Form 10-K, as applicable.

(xxxx) “Services Business Revenue” means, as of the date of any determination, the consolidated revenue from the oil field services segment of the operations of the Company and its Subsidiaries (as such segment is described in the Company’s annual report on Form 10-K for the year ended December 31, 2003) excluding net revenue derived from the Company and its affiliates, for the 12-month period ended on such date of determination, determined in accordance with GAAP applied on a consistent basis and disclosed in the Company’s most recently filed quarterly report on Form 10-Q and/or annual report on Form 10-K, as applicable.

(xli) “Shares” means shares of Common Stock.

(xlii) “Trading Day” means any day on which the Common Stock is traded on its Principal Market; provided that “Trading Day” shall not include any day on which the Principal Market is open for trading for less than 4.5 hours.

(xliii) “Warrants” means the warrants issued to the holders of the Notes pursuant to the Securities Purchase Agreement, and all warrants issued in exchange or substitution therefor or replacement thereof pursuant to the terms of such warrants or the Securities Purchase Agreement.

(xliv) “Weighted Average Price” means, for any security as of any date, the dollar volume-weighted average price for such security on its Principal Market during the period beginning at 9:30 a.m. New York City time (or such other time as its Principal Market publicly announces is the official open of trading) and ending at 4:00 p.m. New York City time (or such other time as its Principal Market publicly announces is the official close of trading) as reported by Bloomberg through its “Volume at Price” functions, or if the foregoing does not apply, the dollar volume-weighted average price of such security in the over-the-counter market on the electronic bulletin board for such security during the period beginning at 9:30 a.m. New York City time (or such other time as such over-the-counter market publicly announces is the official open of trading), and ending at 4:00 p.m. New York City time (or such other time as such over-the-counter market publicly announces is the official close of trading) as reported by Bloomberg, or, if no dollar volume-weighted average price is reported for such security by Bloomberg for such hours, the average of the highest closing bid price and the lowest closing ask price of any of the market makers for such security as reported in the “pink sheets” by the National Quotation Bureau, Inc. If the Weighted Average Price cannot be calculated for such security on such date on any of the foregoing bases, the Weighted Average Price of such security on such date shall be the fair market value as mutually determined by the Company and the holders of Notes representing at least two-thirds (2/3) of the aggregate principal amount of the Notes then outstanding as to which such determination is being made. If the Company and the holders of the Notes representing at least two-thirds (2/3) of the aggregate principal amount of the Notes then outstanding as to which such determination is being made are unable to agree upon the fair market value of the Common Stock, then such dispute shall be resolved pursuant to Section 2(d)(iii) below with the term “Weighted Average Price” being substituted for the term “Conversion Price.” All such determinations shall be appropriately adjusted for any stock dividend, stock split, stock combination or other similar transaction during any period during which the Weighted Average Price is being determined.

(b) Holder’s Conversion Right; Mandatory Redemption at Maturity. Subject to the provisions of Section 5, at any time or times on or after the Issuance Date, the Holder shall be entitled to convert all or any part of the Principal (and the Interest Amount relating thereto) into fully paid and nonassessable Shares in accordance with Section 2(d), at the Conversion Rate (as defined in Section 2(c)). The Company shall not issue any fraction of a Share upon any conversion. If the issuance would result in the issuance of a fraction of a Share, then the Company shall round such fraction of a Share up or down to the nearest whole share (with 0.5 rounded up). If any Principal remains outstanding on the Maturity Date, then all such Principal (and the Interest Amount relating thereto) shall be redeemed as of such date in accordance with Section 2(d)(vii).

(c) Conversion Rate. The number of Shares issuable upon conversion of any portion of this Note pursuant to Section 2 shall be determined according to the following formula (the “Conversion Rate”):
Conversion Amount
Conversion Price

(d) Mechanics of Conversion. The conversion of this Note shall be conducted in the following manner:

(i) Holder’s Delivery Requirements. To convert a Conversion Amount into Shares on any date (the “Conversion Date”), the Holder shall (A) transmit by facsimile (or otherwise deliver), for receipt on or prior to 11:59 p.m. New York City time on such date, a copy of an executed conversion notice in the form attached hereto as Exhibit I (the “Conversion Notice”) to the Company, and (B) if required by Section 2(d)(viii), surrender to a common carrier for delivery to the Company, no later than three (3) Business Days after the Conversion Date, the original Note being converted (or an indemnification undertaking reasonably acceptable to the Company with respect to this Note in the case of its loss, theft or destruction).

(ii) Company’s Response. Upon receipt or deemed receipt by the Company of a copy of a Conversion Notice, the Company (I) shall immediately send, via facsimile, a confirmation of receipt of such Conversion Notice to the Holder and the Company’s designated transfer agent (the “Transfer Agent”), which confirmation shall constitute an instruction to the Transfer Agent to process such Conversion Notice in accordance with the terms herein and (II) on or before the second (2nd) Business Day following the date of receipt or deemed receipt by the Company of such Conversion Notice (the “Share Delivery Date”) (A) provided that the Transfer Agent is participating in The Depository Trust Company (“DTC”) Fast Automated Securities Transfer Program and provided that the Holder is eligible to receive Shares through DTC, credit such aggregate number of Shares to which the Holder shall be entitled to the Holder’s or its designee’s balance account with DTC through its Deposit Withdrawal Agent Commission system, or (B) if the foregoing shall not apply, issue and deliver to the address as specified in the Conversion Notice, a certificate, registered in the name of the Holder or its designee, for the number of Shares to which the Holder shall be entitled. If this Note is submitted for conversion, as may be required by Section 2(d)(viii), and the Principal represented by this Note is greater than the Principal being converted, then the Company shall, as soon as practicable and in no event later than three (3) Business Days after receipt of this Note (the “Note Delivery Date”) and at its own expense, issue and deliver to the Holder a new Note representing the Principal not converted.

(iii) Dispute Resolution. In the case of a dispute as to the determination of the Conversion Price or the arithmetic calculation of the Conversion Rate, the Company shall instruct the Transfer Agent to issue to the Holder the Shares representing the number of Shares that is not disputed and shall transmit an explanation of the disputed determinations or arithmetic calculations to the Holder via facsimile within two (2) Business Day of receipt or deemed receipt of the Holder’s Conversion Notice or other date of determination. If the Holder and the Company are unable to agree upon the determination of the Conversion Price or arithmetic calculation of the Conversion Rate within one (1) Business Day of such disputed determination or arithmetic calculation being transmitted to the Holder, then the Company shall promptly (and in any event within two (2) Business Days) submit via facsimile (A) the disputed determination of the Conversion Price to an independent, reputable investment banking firm agreed to by the Company and the holders of the Notes representing at least two-thirds (2/3) of the aggregate principal amounts of the Notes then outstanding as to which such determination is being made, or (B) the disputed arithmetic calculation of the Conversion Rate to the Company’s independent, outside accountant, as the case may be. The Company shall direct the investment bank or the accountant, as the case may be, to perform the determinations or calculations and notify the Company and the Holder of the results no later than two (2) Business Days from the time it receives the disputed determinations or calculations. Such investment bank’s or accountant’s determination or calculation, as the case may be, shall be binding upon all parties absent demonstrable error.

(iv) Record Holder. The person or persons entitled to receive the Shares issuable upon a conversion of this Note shall be treated for all purposes as the legal and record holder or holders of such Shares on the Conversion Date.

(v) Company’s Failure to Timely Convert.

(A) Cash Damages. If within three (3) Business Days after the Company’s receipt of the facsimile copy of a Conversion Notice or deemed receipt of a Conversion Notice the Company shall fail to issue and deliver a certificate to the Holder for, or credit the Holder’s or its designee’s balance account with DTC with, the number of Shares to which the Holder is entitled upon the Holder’s conversion of any Conversion Amount, or if the Company fails to issue and deliver a new Note representing the Principal to which such Holder is entitled on or before the Note Delivery Date pursuant to Section 2(d)(ii), then in addition to all other available remedies that the Holder may pursue hereunder and under the Securities Purchase Agreement (including indemnification pursuant to Section 8 thereof or at law or in equity), the Company shall pay additional damages to the Holder for each day after the Share Delivery Date such conversion is not timely effected and/or each day after the Note Delivery Date such Note is not delivered in an amount equal to 0.5% of the sum of (a) the product of (I) the number of Shares not issued to the Holder or its designee on or prior to the Share Delivery Date and to which the Holder is entitled and (II) the Weighted Average Price of the Common Stock on the Share Delivery Date (such product is referred to herein as the “Share Product Amount”), and (b) in the event the Company has failed to deliver a Note to the Holder on or prior to the Note Delivery Date, the product of (y) the number of Shares issuable upon conversion of the Principal represented by the Note as of the Note Delivery Date and (z) the Weighted Average Price of the Common Stock on the Note Delivery Date; provided that in no event shall cash damages accrue pursuant to this Section 2(d)(v)(A) with respect to the Share Product Amount during the period, if any, in which the Conversion Price or the arithmetic calculation of the Conversion Rate is subject to a bona fide dispute that is subject to and being resolved pursuant to, and in compliance with the time periods and other provisions of, the dispute resolution provisions of Section 2(d)(iii), provided that the Shares are delivered to the Holder within two (2) Business Days of the resolution of such bona fide dispute. Alternatively, subject to Section 2(d)(iii), at the election of the Holder made in the Holder’s sole discretion, the Company shall pay to the Holder, in lieu of the additional damages referred to in the preceding sentence (but in addition to all other available remedies that the Holder may pursue hereunder and under the Securities Purchase Agreement (including indemnification pursuant to Section 8 thereof or at law or in equity)), 110% of the amount by which (A) the Holder’s total purchase price (including brokerage commissions, if any) for the Shares purchased to make delivery in satisfaction of a sale by the Holder of the Shares to which the Holder is entitled but has not received upon a conversion exceeds (B) the net proceeds received by the Holder from the sale of the Shares to which the Holder is entitled but has not received upon such conversion. If the Company fails to pay the additional damages set forth in this Section 2(d)(v)(A) within five (5) Business Days of the date incurred, then the Holder entitled to such payments shall have the right at any time, so long as the Company continues to fail to make such payments, to require the Company, upon written notice, to immediately issue, in lieu of such cash damages, the number of Shares equal to the quotient of (X) the aggregate amount of the damages payments described herein divided by (Y) the Conversion Price in effect on such Conversion Date as specified by the Holder in the Conversion Notice.

(B) Void Conversion Notice; Adjustment to Conversion Price. If for any reason the Holder has not received all of the Shares prior to the tenth (10th) Business Day after the Share Delivery Date with respect to a conversion of this Note, other than due to the limitation contained in Section 5(b) or to the pendency of a dispute being resolved in accordance with Section 2(d)(iii) (a “Conversion Failure”), then the Holder, upon written notice to the Company (a “Void Conversion Notice”), may void its Conversion Notice with respect to, and retain or have returned, as the case may be, any portion of this Note that has not been converted pursuant to the Holder’s Conversion Notice; provided that the voiding of the Holder’s Conversion Notice shall not affect the Company’s obligations to make any payments that have accrued prior to the date of such notice pursuant to Section 2(d)(v)(A) or otherwise.

(C) Redemption. In the event of a Conversion Failure, the Holder, upon written notice to the Company, may require that the Company redeem, in accordance with Section 3, all of the Principal, including the Principal previously submitted for conversion and with respect to which the Company has not delivered shares of Common Stock; provided that the Holder shall not be entitled to require redemption of any Principal pursuant to this clause (C) solely as a result of a Conversion Failure caused by any Principal being the subject of a bona fide dispute that is subject to and being resolved pursuant to, and in compliance with the time periods and other provisions of, the dispute resolution provisions of Section 2(d)(iii), provided the Shares are delivered to the Holder within two (2) Business Days of the resolution of such bona fide dispute.

(vi) Pro Rata Conversion. In the event the Company receives a Conversion Notice from more than one holder of the Notes for the same Conversion Date and the Company can convert some, but not all, of such Notes, then, subject to Section 5(c), the Company shall convert from each holder of the Notes electing to have Notes converted at such time a pro rata amount of such holder’s Note submitted for conversion based on the principal amount of the Note submitted for conversion on such date by such holder relative to the principal amount of the Notes submitted for conversion on such date.

(vii) Mechanics of Mandatory Redemption. If any Principal remains outstanding on the Maturity Date, then the Holder shall surrender this Note, duly endorsed for cancellation, to the Company, and such Principal shall be redeemed by the Company as of the Maturity Date by payment on the Maturity Date to the Holder of an amount equal to the sum of (A) 100% of such Principal plus (B) the Interest Amount with respect to such Principal.

(viii) Book-Entry. Notwithstanding anything to the contrary set forth herein, upon conversion of this Note in accordance with the terms hereof, the Holder shall not be required to physically surrender this Note to the Company unless all of the Principal is being converted. The Holder and the Company shall maintain records showing the Principal converted or redeemed and the dates of such conversions or redemptions or shall use such other method, reasonably satisfactory to the Holder and the Company, so as not to require physical surrender of this Note upon each such conversion or redemption. In the event of any dispute or discrepancy, such records of the Company establishing the Principal to which the Holder is entitled shall be controlling and determinative in the absence of demonstrable error. Notwithstanding the foregoing, if this Note is converted or redeemed as aforesaid, the Holder may not transfer this Note unless the Holder first physically surrenders this Note to the Company, whereupon the Company will forthwith issue and deliver upon the order of the Holder a new Note of like tenor, registered as the Holder may request, representing in the aggregate the remaining Principal represented by this Note. The Holder and any assignee, by acceptance of this Note, acknowledge and agree that, by reason of the provisions of this paragraph, following conversion or redemption of any portion of this Note, the Principal of this Note may be less than the principal amount stated on the face hereof.

(e) Taxes. The Company shall pay any and all taxes (excluding income taxes, franchise taxes or other taxes levied on gross earnings, profits or the like of the Holder) that may be payable with respect to the issuance and delivery of Shares upon the conversion of this Note.

(3) Redemption at Option of the Holder.

(a) Redemption Option Upon Triggering Event. In addition to all other rights of the Holder contained herein, after a Triggering Event (as defined in Section 3(b)), the Holder shall have the right, at the Holder’s option, to require the Company to redeem all or a portion of the Principal at a price (“Redemption Price”) equal to the sum of (i) 120% of such Principal plus (ii) the Interest Amount with respect to such Principal.

(b) Triggering Event. A “Triggering Event” shall be deemed to have occurred at such time as any of the following events:

(i) the failure of any Note Registration Statement (as defined in the Registration Rights Agreement) required to be filed pursuant to Section 2(a)(iii) or Section 2(e)(iii) of the

Registration Rights Agreement to be declared effective by the SEC on or prior to the date that is 45 days after the applicable Effectiveness Deadline (as defined in the Registration Rights Agreement);

(ii) while a Note Registration Statement filed pursuant to Section 2(a)(iii), Section 2(a)(iv) or Section 2(e)(iii) of the Registration Rights Agreement is required to be maintained effective pursuant to the terms of the Registration Rights Agreement, the effectiveness of such Note Registration Statement lapses for any reason (including the issuance of a stop order) or is unavailable to the Holder for sale of Note Registrable Securities (as defined in the Registration Rights Agreement) in accordance with the terms of the Registration Rights Agreement, and such lapse or unavailability continues for a period of five (5) consecutive Trading Days or for more than an aggregate of ten (10) Trading Days in any 365-day period (other than days during an Allowable Grace Period (as defined in the Registration Rights Agreement));

(iii) the suspension from trading or failure of the Common Stock to be listed on the NASDAQ National Market or the New York Stock Exchange for a period of five (5) consecutive Trading Days or for more than an aggregate of ten (10) Trading Days in any 365-day period;

(iv) the Company’s or the Transfer Agent’s notice to any holder of the Notes, including by way of public announcement, at any time, of its intention not to comply with a request for conversion of any Notes into Shares that is tendered in accordance with the provisions of the Notes (excluding, however, a notice that relates solely to a bona fide dispute that is subject to and being resolved pursuant to, and in compliance with the time periods and other provisions of, the dispute resolution provisions of Section 2(d)(iii), provided neither such dispute nor such notice is publicly disclosed);

(v) a Conversion Failure (as defined in Section 2(d)(v)(B));

(vi) upon the Company’s receipt or deemed receipt of a Conversion Notice, the Company not being obligated to issue Shares upon such conversion due to the provisions of Section 5(c).

(vii) the Company or any of its Subsidiaries breaches any representation, warranty, covenant or other term or condition of the Securities Purchase Agreement, the Registration Rights Agreement, the Warrants, this Note, the Security Documents or any other agreement, document, certificate or other instrument delivered in connection with the transactions contemplated thereby and hereby, except to the extent that such breach would not have a Material Adverse Effect (as defined in Section 3(a) of the Securities Purchase Agreement) and except, in the case of a breach of a covenant or other term that is curable, only if such breach continues for a period of at least ten (10) days after any “officer” (as such term is defined in Rule 16a-1 under the 1934 Act) of the Company, or the principal financial officer of any of the Company’s Active Subsidiaries, knew or reasonably should have known of such breach; or

(viii) the Company does not comply with the provisions of Section 6, 7, 12 or 13 hereof or Section 4(l), 4(n), 4(o), 4(p), 4(q), 4(r), 4(s), 4(t) or 4(v) or the last sentence of Section 4(w) of the Securities Purchase Agreement.

(c) Mechanics of Redemption at Option of Holder. Within one (1) Business Day after the occurrence of a Triggering Event, the Company shall deliver written notice thereof via facsimile and overnight courier (“Notice of Triggering Event”) to the Holder and each holder of the Other Notes. At any time after the earlier of the Holder’s receipt of a Notice of Triggering Event and the Holder’s becoming aware of a Triggering Event, the Holder may require the Company to redeem up to all of the Principal by delivering written notice thereof via facsimile and overnight courier (“Notice of Redemption at Option of Holder”) to the Company, which Notice of Redemption at Option of Holder shall indicate (i) the Principal that the Holder is electing to have the Company redeem from it and (ii) the applicable Redemption Price, as calculated pursuant to Section 3(a) above; provided that a Notice of Redemption at Option of Holder may only be sent during the period beginning on and including the date of the Triggering Event and ending on and including the date which is twenty (20) Business Days after the date on which the Holder receives a Notice of Triggering Event from the Company with respect to such Triggering Event.

(d) Payment of Redemption Price. Upon the Company’s receipt of a Notice(s) of Redemption at Option of the Holder from any holder of the Other Notes, the Company shall promptly notify the Holder by facsimile of the Company’s receipt of such notice(s). Each holder that has sent such a notice shall, if required pursuant to Section 2(d)(viii), promptly submit to the Company such holder’s Note that such holder has elected to have redeemed. The Company shall deliver the applicable Redemption Price to the Holder within five (5) Business Days after the Company’s receipt of a Notice of Redemption at Option of Holder, provided that the Holder’s Note shall have been so delivered to the Company. If the Company is unable to redeem all of the Notes submitted for redemption, the Company shall (i) redeem a pro rata amount from each holder of the Notes based on the principal amount of the Notes submitted for redemption by such holder relative to the aggregate principal amount of the Notes submitted for redemption by all holders of the Notes, and (ii) in addition to any remedy the Holder may have under this Note, the Securities Purchase Agreement and the Security Documents, pay to the Holder interest at the rate of the lesser of 1.5% per month (prorated for partial months) or the highest lawful maximum interest rate in respect of the unredeemed Principal until paid in full.

(e) Void Redemption. In the event that the Company does not pay the Redemption Price within the time period set forth in Section 3(d), at any time thereafter and until the Company pays such unpaid Redemption Price in full, the Holder shall have the option (the “Void Optional Redemption Option”) to, in lieu of redemption, require the Company to promptly return to the Holder any or all of the Notes or any portion thereof representing the Principal that was submitted for redemption by the Holder under this Section 3 and for which the Redemption Price (together with any interest thereon) has not been paid, by sending written notice thereof to the Company via facsimile (the “Void Optional Redemption Notice”). Upon the Company’s receipt of such Void Optional Redemption Notice, (i) the Notice of Redemption at Option of Holder shall be null and void with respect to the Principal subject to the Void Optional Redemption Notice, and (ii) the Company shall immediately return to the Holder any Note subject to the Void Optional Redemption Notice.

(f) Disputes; Miscellaneous. In the event of a bona fide dispute as to the determination of the arithmetic calculation of the Redemption Price, such dispute shall be resolved pursuant to Section 2(d)(iii) above, with the term “Redemption Price” being substituted for the term “Conversion Rate.” A holder’s delivery of a Void Optional Redemption Notice and exercise of its rights following such notice shall not affect the Company’s obligations to make any payments that have accrued prior to the date of such notice. In the event of a redemption pursuant to this Section 3 of less than all of the Principal, the Company shall promptly cause to be issued and delivered to the Holder a Note representing the remaining Principal that has not been redeemed, if necessary.

(4) Other Rights of the Holders.

(a) Reorganization, Reclassification, Consolidation, Merger or Sale. Any recapitalization, reorganization, reclassification, consolidation, merger, sale of all or substantially all of the Company’s assets to another Person or other transaction that is effected in such a way that holders of Common Stock are entitled to receive (either directly or upon subsequent liquidation) stock, securities or assets with respect to or in exchange for Common Stock is referred to herein as “Organic Change.” Prior to the consummation of any (i) sale of all or substantially all of the Company’s assets to an acquiring Person (including, for the avoidance of doubt, the sale of all or substantially all of the assets of the Company’s Subsidiaries in the aggregate) or (ii) other Organic Change following which the Company is not a surviving entity, the Company will secure from the

Person purchasing such assets or the successor resulting from such Organic Change (in each case, the “Acquiring Entity”) a written agreement, in form and substance satisfactory to the holders representing at least two-thirds (2/3) of the aggregate principal amount of the Notes then outstanding, to deliver to the Holder in exchange for this Note, a security of the Acquiring Entity evidenced by a written instrument substantially similar in form and substance to this Note and satisfactory to the holders representing at least two-thirds (2/3) of the aggregate principal amount of the Notes then outstanding. Prior to the consummation of any other Organic Change, the Company shall make appropriate provision (in form and substance satisfactory to the holders representing at least two-thirds (2/3) of the aggregate principal amount of the Notes then outstanding) to ensure that the Holder will thereafter have the right to acquire and receive in lieu of or in addition to (as the case may be) the Shares immediately theretofore acquirable and receivable upon the conversion of this Note (without regard to any limitations or restrictions on conversion) such shares of stock, securities or assets that would have been issued or payable in such Organic Change with respect to or in exchange for the number of Shares that would have been acquirable and receivable upon the conversion of this Note as of the date of such Organic Change (without taking into account any limitations or restrictions on the conversion of this Note).

(b) Optional Redemption Upon Change of Control. In addition to the rights of the Holder under Section 4(a), upon a Change of Control (as defined below) of the Company the Holder shall have the right, at the Holder’s option, to require the Company to redeem all or a portion of the Principal at a price equal to 105% (or 115% in the case of an event satisfying the definition of Change of Control pursuant to subsection (iii) below) of the Principal plus the Interest Amount with respect to such Principal (the “Change of Control Redemption Price”). No sooner than thirty (30) nor later than twenty (20) Business Days prior to the consummation of a Change of Control, but not prior to the public announcement of such Change of Control, the Company shall deliver written notice thereof via facsimile and overnight courier (a “Notice of Change of Control”) to the Holder. At any time during the period beginning after receipt of a Notice of Change of Control (or, in the event a Notice of Change of Control is not delivered at least twenty (20) Business Days prior to a Change of Control, at any time on or after the date which is twenty (20) Business Days prior to a Change of Control) and ending on the date of such Change of Control, the Holder may require the Company to redeem all or a portion of the Principal by delivering written notice thereof via facsimile and overnight courier (a “Notice of Redemption Upon Change of Control”) to the Company, which Notice of Redemption Upon Change of Control shall be irrevocable (provided that the Company complies with its obligations under this Section 4(b)) and shall indicate (i) the Principal that the Holder is submitting for redemption, and (ii) the applicable Change of Control Redemption Price, as calculated pursuant to this Section 4(b). Upon the Company’s receipt of a Notice(s) of Redemption Upon Change of Control from any holder of the Other Notes, the Company shall promptly, but in no event later than one (1) Business Day following such receipt, notify the Holder by facsimile of the Company’s receipt of such Notice(s) of Redemption Upon Change of Control. The Company shall deliver the Change of Control Redemption Price simultaneously with the consummation of the Change of Control; provided that, if required by Section 2(d)(viii), this Note shall have been so delivered to the Company. The Company shall not enter into any binding agreement or other arrangement with respect to a Change of Control unless the Company provides that the payments provided for in this Section 4(b) shall have priority to payments to stockholders in connection with such Change of Control and the Company complies with such provision. For purposes of this Section 4(b), “Change of Control” means (i) the consolidation, merger or other business combination of the Company with or into another Person (other than (A) a consolidation, merger or other business combination in which holders of the Company’s voting power immediately prior to the transaction continue after the transaction to hold, directly or indirectly, a majority of the combined voting power of the surviving entity or entities entitled to vote generally for the election of a majority of the members of the board of directors (or their equivalent if other than a corporation) of such entity or entities, or (B) pursuant to a migratory merger effected solely for the purpose of changing the jurisdiction of incorporation of the Company), (ii) the sale or transfer of all or substantially all of the Company’s assets (including, for the avoidance of doubt, the sale of all or substantially all of the assets of the Company’s Subsidiaries in the aggregate) or (iii) the consummation of a purchase, tender or exchange offer made to and accepted by the holders of more than the 50% of the outstanding Shares.

(5) Limitations on Conversion.

(a) Permitted Conversions. The Holder shall not have the right to convert this Note except (i) at any time after the Holder delivers a Void Optional Redemption Notice pursuant to Section 3(e), (ii) at any time after the Holder delivers a Void Acceleration Notice pursuant to Section 11(c), (iii) at any time after an Event of Default (as defined in Section 11(a)) arising from an event described in clause (v) or (vi) of Section 11(a), and (iv) in connection with a Company Alternative Conversion pursuant to Section 8, including in connection with an Interest Conversion pursuant to Section 6 or a Mandatory Compliance Conversion pursuant to Section 13.

(b) 4.99% Limitation. The Company shall not effect any conversion of this Note and the Holder shall not have the right to convert Principal or any Interest Amount in excess of that portion of the Principal Amount or any Interest Amount that, upon giving effect to such conversion, would cause the aggregate number of Shares beneficially owned by the Holder and its affiliates to exceed 4.99% of the total outstanding Shares following such conversion or issuance of Interest Shares. For purposes of the foregoing proviso, the aggregate number of Shares beneficially owned by the Holder and its affiliates shall include the Shares issuable upon conversion of this Note, with respect to which the determination of such proviso is being made, but shall exclude the Shares that would be issuable upon (i) conversion of the remaining, unconverted Principal and any Interest Amount with respect thereto beneficially owned by the Holder and its affiliates and (ii) exercise, conversion or exchange of the unexercised, unconverted or unexchanged portion of any other securities of the Company (including any warrants or convertible preferred stock) subject to a limitation on conversion, exercise or exchange analogous to the limitation contained herein beneficially owned by the Holder and its affiliates. Except as set forth in the preceding sentence, for purposes of this Section 5, beneficial ownership shall be calculated in accordance with Section 13(d) of the Securities Exchange Act of 1934, as amended (the “1934 Act”). For purposes of this Section 5(b), in determining the number of outstanding Shares the Holder may rely on the number of outstanding Shares as reflected in (1) the Company’s most recent quarterly report on Form 10-Q, or annual report on Form 10-K, as the case may be, (2) a more recent public announcement by the Company or (3) any other notice by the Company or the transfer agent for the common stock setting forth the number of Shares outstanding. Upon the written request of the Holder, the Company shall promptly, but in no event later than two (2) Business Days following the receipt of such request, confirm in writing to the Holder the number of Shares then outstanding. In any case, the number of outstanding Shares shall be determined after giving effect to the conversion, exercise or exchange of securities of the Company, including the Notes and the Warrants, by the Holder and its affiliates since the date as of which such number of outstanding Shares was reported. For purposes of determining the maximum number of Shares that the Company may issue to the Holder pursuant to Section 5(b) upon conversion of this Note on a particular Conversion Date, Holder’s delivery of a Conversion Notice with respect to such conversion shall constitute a representation (on which the Company may rely without investigation) by the Holder that, upon the issuance of the Shares to be issued to it on such Conversion Date, the shares of Common Stock beneficially owned by the Holder and its affiliates shall not exceed 4.99% of the total outstanding Shares immediately after giving effect to such conversion, as determined in accordance with this Section 5(b).

(c) Limitation on Number of Shares Issuable Hereunder. The Company shall not be obligated to issue any Shares upon conversion of this Note if the issuance of such Shares would exceed that number of Shares which the Company may issue upon conversion of the Notes and upon exercise of the Warrants (the “Exchange Cap”) without breaching the Company’s obligations under the rules or regulations of the Principal Market, except that such limitation shall not apply in the event that the Company (a) obtains Shareholder Approval or (b) obtains a written opinion from outside counsel to the Company that such approval is not required, which opinion shall be reasonably satisfactory to the Holders representing at least two-thirds (2/3) of the aggregate principal amount of the Notes then outstanding. Until Shareholder Approval or such written opinion is obtained, no purchaser of Notes pursuant to the Securities Purchase Agreement (the “Purchasers”) shall be issued, upon conversion of, or as interest on, this Note, a number of Shares greater than the product of (i) the difference of (x) the Exchange Cap, minus (y) the sum of (A) the aggregate number of Shares that have been issued upon exercise of any Warrants or upon conversion of any Notes prior to the date of such determination and (B) 120% of the Shares issuable as of the date of such determination upon exercise of all Warrants then outstanding, multiplied by (ii) such Purchaser’s Allocation Percentage (the “Cap Allocation Amount”). In the event that any Purchaser shall sell or otherwise transfer any of such Purchaser’s Notes, the transferee shall be allocated a pro rata portion of such Purchaser’s Cap Allocation Amount. In the event that any holder of Notes shall convert all of such holder’s Notes and exercise all of such holder’s Warrants into a number of Shares in an amount which, in the aggregate, is less than such holder’s Cap Allocation Amount, then the difference between such holder’s Cap Allocation Amount and the number of Shares actually issued to such holder upon conversion of such holder’s Notes and exercise of such holder’s Warrants shall be allocated to the respective Cap Allocation Amounts of the remaining holders of Notes and Warrants on a pro rata basis in proportion to the aggregate number of Shares issuable upon conversion of the Notes and exercise of the Warrants then held by each such Holder.

(6) Interest. Interest shall be payable on each Interest Payment Date, to the record holder of this Note on such Interest Payment Date, in cash or, as permitted by the provisions of Section 8, by electing to convert such Interest by giving a Company Alternative Conversion Notice (as defined below) at least five (5) Business Days prior to such Interest Payment Date (each an “Interest Conversion Election”) for a Company Alternative Conversion with respect to an Interest Amount equal to the entire amount of such Interest (the “Interest Conversion Amount”) in accordance with, and subject to the conditions and requirements of, Section 8 (an “Interest Conversion”). If the Company does not make an Interest Conversion Election with respect to such Interest, such Interest shall be paid in cash. The Company may only make an Interest Conversion Election if it makes the same election with respect to all the Notes of the same Series. An Interest Conversion Election shall be irrevocable by the Company.

Upon delivery of an Alternative Conversion Notice with respect to an Interest Conversion Amount, the Company shall comply with the provisions of Sections 8. Any accrued and unpaid Interest which is not paid within five (5) Business Days of such accrued and unpaid Interest’s Interest Payment Date shall bear interest at the rate of the lesser of 1.5% per month (prorated for partial months) or the highest lawful maximum interest rate per annum from such Interest Payment Date until the same is paid in full (the “Default Interest”). The Company shall pay any and all taxes (excluding income taxes, franchise taxes or other taxes levied on gross earnings, profits or the like of the Holder) that may be payable with respect to the issuance and delivery of Interest Shares.

(7) Company Alternative Redemption.

(a) General. At any time after Issuance Date, the Company shall have the right to redeem some or all of the Principal (a “Company Alternative Redemption”) (excluding Principal that is part of a Pro Rata Conversion Amount relating to a Company Alternative Conversion Notice Date occurring prior to the Company Alternative Redemption Notice Date) for an amount in cash equal to the product of (A) the applicable Company Alternative Redemption Rate and (B) the sum of (i) the Principal being redeemed pursuant to this Section 7 and (ii) the Interest Amount with respect to such Principal as of the Company Alternative Redemption Date (as defined below) (the “Company Alternative Redemption Price”); provided that the Conditions to Company Alternative Redemption (as set forth in Section 7(c)) and the conditions of this Section 7(a) and Section 7(b) are satisfied (or waived in writing by the Holder). The Company may exercise its right to Company Alternative Redemption by delivering to the Holder written notice (the “Company Alternative Redemption Notice”) at least five (5) Business Days prior to the date of consummation of such redemption (“Company Alternative Redemption Date”). The date on which the Holder receives the

Company Alternative Redemption Notice is referred to as the “Company Alternative Redemption Notice Date.” A Company Alternative Redemption Notice shall be irrevocable by the Company. If the Company elects a Company Alternative Redemption pursuant to this Section 7(a), then it must simultaneously take the same action with respect to all of the Other Notes of the same Series as this Note. If the Company elects a Company Alternative Redemption (and similar action under Other Notes of the same Series) with respect to less than all of the aggregate principal amount of Notes of such Series then outstanding, then the Company shall elect to redeem a principal amount (together with the related Interest Amount) from each of the holders of Notes of such Series equal to the product of (I) the aggregate principal amount of the Notes of such Series that the Company has elected to redeem pursuant to this Section 7 (or the similar provisions of such Other Notes), multiplied by (II) the Holder’s Series Allocation Percentage (such amount with respect to each holder of the Notes is referred to as its “Pro Rata Redemption Amount” and with respect to the Holder is referred to as the Pro Rata Redemption Amount). In the event that the initial holder of any Notes of such Series shall sell or otherwise transfer any of such holder’s Notes, the transferee shall be allocated a pro rata portion of such holder’s Series Allocation Percentage. The Company Alternative Redemption Notice shall state (i) the date selected by the Company for the Company Alternative Redemption Date in accordance with this Section 7(a), (ii) the aggregate principal amount of Notes of such Series that the Company has elected to redeem from all of the holders of Notes of such Series pursuant to this Section 7 and (iii) each holder’s Pro Rata Redemption Amount of the principal amount of Notes of such Series the Company has elected to redeem pursuant to this Section 7(a).

(b) Mechanics of Company Alternative Redemption. If the Company has exercised its right to Company Alternative Redemption in accordance with Section 7(a) and the conditions of this Section 7 are satisfied on the Company Alternative Redemption Date (including the Conditions to Company Alternative Redemption as set forth in Section 7(c)) (or waived in writing by the Holder), then the Holder’s Pro Rata Redemption Amount, if any, that remains outstanding on the Company Alternative Redemption Date shall be redeemed by the Company on such Company Alternative Redemption Date by the payment by the Company to the Holder on such Company Alternative Redemption Date, by wire transfer of immediately available funds, of an amount equal to the Company Alternative Redemption Price for the Holder’s Pro Rata Redemption Amount. Notwithstanding anything contained herein to the contrary, no notice delivered by the Company to any Holder regarding a Condition to Company Alternative Redemption shall contain any material non-public information.

(c) Conditions to Company Alternative Redemption. For purposes of this Section 7, “Conditions to Company Alternative Redemption” means the following conditions: (i) during the period beginning on and including the Issuance Date and ending on and including the applicable Company Alternative Redemption Date, there shall not have occurred either (x) the public announcement of a pending, proposed or intended Change of Control that has not been abandoned, terminated or consummated and publicly disclosed as such at least ten (10) Trading Days prior to the Company Alternative Redemption Notice Date or (y) a Triggering Event or an Event of Default, or an event that with the passage of time or the giving of notice and without being cured would constitute a Triggering Event or an Event of Default; and (ii) on each day during the period beginning 90 days prior to the Company Alternative Redemption Notice Date and ending on and including the applicable Company Alternative Redemption Date, the Company and its Subsidiaries otherwise shall have been in compliance with in all material respects and shall not have breached or been in breach in any material respect of any provision or covenant of the Securities Purchase Agreement or any of the other Transaction Documents.

(d) Remedies. In the event that the Company does not pay the Company Alternative Redemption Price in full for the Holder’s Pro Rata Redemption Amount on the Company Alternative Redemption Date and the Conditions to Company Alternative Redemption were satisfied, or to the extent not satisfied, were waived by the Holder, then in addition to any remedy the Holder may have under this Note and the Securities Purchase Agreement (including indemnification pursuant to Section 8 thereof or at law or in equity), the Company Alternative Redemption Price payable in respect of such unredeemed Pro Rata Redemption Amount shall bear interest at the rate of the lesser of 1.5% per month (prorated for partial months) and the highest lawful maximum interest rate.

(8) Company Alternative Conversion.

(a) General. After the date that is ten (10) Trading Days after the Registration Statement has been declared effective by the SEC, the Company shall have the right, in accordance with the terms and subject to the conditions of this Section 8 (and, in the case of any Interest Conversion Amount, Section 6, and, in the case of any Mandatory Compliance Amount, Section 13) and provided that the Conditions to Company Alternative Conversion (as set forth below) are satisfied, to require that all or any portion of the Principal (together with the Interest Amount with respect thereto) or any Interest payable on any Interest Payment Date be converted at the applicable Conversion Price (a “Company Alternative Conversion”). The Company may exercise its right to elect a Company Alternative Conversion by delivering to the Holder written notice thereof (a “Company Alternative Conversion Notice”) at least five (5) Business Days prior to the first Trading Day of the Company Alternative Conversion Period (as defined below). The date on which the Holder receives the Company Alternative Conversion Notice, as applicable is referred to as the “Company Alternative Conversion Notice Date”). If the Company elects a Company Alternative Conversion (including an Interest Conversion pursuant to Section 6 or a Mandatory Compliance Conversion pursuant to Section 13) pursuant to this Section 8, then it must simultaneously take the same action with respect to all of the Other Notes of the same Series. The Company shall require conversion of a Conversion Amount from each holder of Notes of such Series equal to (x) the product of (I) the aggregate principal amount of Notes of such Series that the Company has elected to convert pursuant to this Section 8 (or the similar provisions of such Other Notes), together with the Interest Amount thereon, multiplied by (II) such holder’s Series Allocation Percentage or (y) in the case of an Interest Conversion, the Interest Conversion Amount (such Conversion Amount with respect to each such holder is referred to as its “Pro Rata Conversion Amount”). The Company Alternative Conversion Notice shall indicate the number of consecutive Trading Days selected by the Company during which the Holder must convert its Pro Rata Conversion Amount (the “Company Alternative Conversion Period”) and the date of the first day of the Company Alternative Conversion Period, which date must be at least five (5) Business Days after the Company Alternative Conversion Notice Date, provided that (I) the Company Alternative Conversion Period shall be at least ten (10) Trading Days and no more than thirty (30) Trading Days, (II) in the case of a Company Alternative Conversion that is a Mandatory Compliance Conversion under Section 13 or an Interest Conversion under Section 6, the Company Alternative Conversion Period shall be the twenty (20) consecutive Trading Days commencing five (5) Business Days after such Company Alternative Conversion Notice Date, and (III) any Company Alternative Conversion Period set forth in any Company Alternative Conversion Notice given pursuant to any Other Notes on the same day shall be the same as the Company Alternative Conversion Period set forth in the Company Alternative Conversion Notice given pursuant to this Note. The Company Alternative Conversion Notice shall also indicate the date selected by the Company for the last Trading Day of the Company Alternative Conversion Period, which is the last date by which the Holder must convert its Pro Rata Conversion Amount (the “Final Company Alternative Conversion Date”), (x) the aggregate principal amount (or Interest in the case of an Interest Conversion Election) of the Series of Notes that the Company has elected to convert from all the holders of Notes of such Series pursuant to this Section 8 (or other similar provisions in such Other Notes), and (y) each holder’s Pro Rata Conversion Amount.

(b) Mechanics of Company Alternative Conversion. If the Company has exercised its right to Company Alternative Conversion in accordance with Section 8(a) and Section 6 or 13, as applicable, and the conditions of this Section 8 are satisfied (or waived in writing by the Holder) on the Company Alternative Conversion Notice Date and at each time the Holder delivers a Conversion Notice or is deemed to have delivered a Conversion Notice with respect to any portion of the Pro Rata Conversion Amount (a “Company Alternative Conversion Date”) (including the Conditions to Company Alternative Conversion as set forth in Section 8(c)), then, subject to Sections 5 and 8(d), the Holder shall convert the Pro Rata Conversion Amount, together with any Interest Amount with respect to the allocable portion of principal represented by such Pro Rata Conversion Amount accruing through and including the applicable Conversion Date, in whole or in part and at such time or times as the Holder, in its sole discretion determines, during the Company Alternative Conversion Period; provided, however, that the Holder shall not be permitted to convert during the Company Alternative Conversion Period, any portion of the Conversion Amount that exceeds the product of (i) the Holder’s Series Allocation Percentage and (ii) twenty percent (20%) of the sum of the daily dollar trading volume (as reported by Bloomberg) of the Common Stock on its Principal Market on each of the Trading Days during the Company Alternative Conversion Period (such limitation, the “Volume Conversion Restriction Amount”). In the event any Pro Rata Conversion Amount has not been converted by the Holder prior to the Final Company Alternative Conversion Date, then, subject to the limitations set forth in Sections 5 and 8(e), the remaining Pro Rata Conversion Amount shall be converted as of the Final Company Alternative Conversion Date, as if the Holder had delivered a Conversion Notice pursuant to Section 2 with respect to such Pro Rata Conversion Amount on the Final Company Alternative Conversion Date but without the Holder being required to actually deliver such Conversion Notice, provided that the Conditions to Company Alternative Conversion are satisfied (or waived in writing by the Holder) on the Final Company Alternative Conversion Date. In the event that the Conditions to Company Alternative Conversion are not satisfied on the Final Company Alternative Conversion Date (and, for the avoidance of doubt, on each day during the Company Alternative Conversion Period), then the Company Alternative Conversion shall be null and void with respect to all or any part designated by the Holder of the unconverted Pro Rata Conversion Amount and the Holder shall be entitled to all the rights of a holder of this Note with respect to such amount of the Pro Rata Conversion Amount and, accordingly, shall be subject to all the other provisions of this Note, including that if such amount remains outstanding on the Maturity Date, then the Company shall redeem the Principal represented by such amount in accordance with Section 2(d)(vii), unless such Pro Rata Conversion Amount is an Interest Conversion Amount, a Mandatory Compliance Amount or an Excluded Amount, in which the case Company shall be deemed to have given a Company Alternative Redemption Notice with respect to such unconverted Pro Rata Conversion Amount (and, for purposes of Section 7(a), shall be entitled to give such Company Alternative Redemption Notice), and such amount shall be redeemed or paid by the Company within five (5) Business Days in accordance with Section 7. Notwithstanding the foregoing, at any time during a Company Alternative Conversion Period that does not relate to an Interest Conversion or a Mandatory Compliance Conversion, the Company may give written notice to the Holder of termination of such Company Alternative Conversion Period, provided that the Company gives the same notice to all holders of Notes of this Series, and in such case, such Company Alternative Conversion Period shall terminate at the end of the first Business Day following the Holder’s receipt of such notice of termination, the Company Alternative Conversion shall be null and void with respect to any part of the Pro Rata Conversion Amount that has not been converted as of such termination of the Company Alternative Conversion Period (by delivering a Conversion Notice on or prior to the first Business Day following the Holder’s receipt of such notice of termination), and the Holder shall be entitled to all the rights of a holder of the Note with respect to such amount of the Pro Rata Conversion Amount and, accordingly, shall be subject to all the other provisions of this Note, including that if such amount remains outstanding on the Maturity Date, then the Company shall redeem the Principal represented by such amount in accordance with Section 2(d)(vii). Notwithstanding anything contained herein to the contrary, no notice delivered by the Company to any Holder regarding a Condition to Company Alternative Conversion shall contain any material non-public information.

(c) Conditions to Company Alternative Conversion. “Conditions to Company Alternative Conversion” means the following conditions: (i) except in the case of an Interest Conversion or Mandatory Compliance Conversion, the aggregate principal amount of the Notes of any Series selected for conversion by the Company as reflected in the Company Alternative Conversion Notice is at least $500,000 (or, if less, the aggregate principal amount of the Notes of such Series then outstanding); (ii) none of the Expected Trading Days during the Company Alternative Conversion Period to which the Company Alternative Conversion Notice relates shall be Expected Trading Days in any Company Alternative Conversion Period as to which another Company Alternative Conversion Notice has been given pursuant to this Note or any Other Notes; (iii) the aggregate Conversion Amount of the Notes selected for conversion by the Company as reflected in the Company Alternative Conversion Notice shall not exceed fifteen percent (15%) of the product of (I) the arithmetic average of the daily dollar trading volume (as reported by Bloomberg) of the Common Stock on its Principal Market over the twenty (20) consecutive Trading Days ending on and including the date that is immediately preceding the Company Alternative Conversion Notice Date multiplied by (II) the number of Expected Trading Days during the Company Alternative Conversion Period to which the Company Alternative Conversion Notice relates; (iv) the Company shall not have delivered the Company Alternative Conversion Notice during any other Company Alternative Conversion Period nor, except in the case of a Company Alternative Conversion being effected for purposes of a Mandatory Compliance Conversion under Section 13, within twenty (20) Trading Days after the previous Final Company Alternative Conversion Date; (v) during the period beginning on and including the Issuance Date and ending on and including the Company Alternative Conversion Date, there shall not have occurred either (x) the public announcement of a pending, proposed or intended Change of Control that has not been abandoned, terminated or consummated and publicly disclosed as such at least ten (10) Trading Days prior to the Company Alternative Conversion Date or (y) a Triggering Event or an Event of Default (as defined in Section 11); (v) during the period beginning on the Issuance Date and ending on and including the Company Alternative Conversion Date, the Company shall have delivered Shares upon conversion of the Notes and upon exercise of the Warrants on a timely basis as set forth in Section 2(d)(ii) of the Notes and Section 2(a) of the Warrants, respectively; (vi) on each day during the period beginning on and including the date that is forty-five (45) days prior to the Company Alternative Conversion Notice Date and ending on and including the applicable Company Alternative Conversion Date, the Common Stock is listed on the NASDAQ National Market or the New York Stock Exchange and the Common Stock has not been suspended from trading on the NASDAQ National Market or the New York Stock Exchange nor shall delisting or suspension by the NASDAQ National Market or the New York Stock Exchange have been threatened either (A) in writing by the NASDAQ National Market or the New York Stock Exchange or (B) by falling below the minimum listing maintenance requirements of the NASDAQ National Market or the New York Stock Exchange; (vii) on each day during the period beginning on and including the date that is ten (10) days prior to the Company Alternative Conversion Notice Date and ending on and including the Company Alternative Conversion Date, a Registration Statement shall be effective and available for the sale of not less 150% of the Registrable Securities issuable upon conversion as of the Company Alternative Conversion Notice Date of the aggregate Conversion Amount selected for conversion by the Company as reflected in the Company Alternative Conversion Notice, in accordance with the Registration Rights Agreement, and there shall not have been any Grace Period applicable to such Registration Statement (as defined in the Registration Rights Agreement); (viii) on each day during the period beginning ninety (90) days prior to the Company Alternative Conversion Notice Date, the Company and its Subsidiaries otherwise shall have been in compliance with in all respects and shall not have breached or been in breach of any provision or covenant of the Notes or any other Transaction Documents; and (ix) the Company shall have obtained all requisite approvals of its stockholders for the issuance of the Shares to the holders of the Notes.

(d) Company Alternative Conversion Floor. If the Weighted Average Price of the Common Stock during the applicable Company Alternative Conversion Period falls below $4.00 (subject to adjustment for stock splits, stock dividends, stock combinations and other similar events after the date of the Securities Purchase Agreement) or such higher price (which shall not exceed 85% of the lesser of (i) the arithmetic average of the Weighted Average Price of the Common Stock on each of the five (5) Trading Days immediately preceding the Company Alternative Conversion Notice Date and (ii) the Weighted Average Price on the Trading Day immediately preceding the Company Alternative Conversion Notice Date) as provided by the Company in the applicable Company Alternative Conversion Notice (the “Company Alternative Conversion Trigger Price”), then any Company Alternative Conversion pursuant to Section 8(b) shall automatically terminate with respect to any Pro Rata Conversion Amount that is not subject to a Conversion Notice delivered to the Company on or prior to the Company Alternative Conversion Floor Trigger Date (as defined below), in accordance with this Section 8(d). The Company Alternative Conversion Trigger Price shall be subject to adjustment for any stock dividend, stock split, stock combination or other similar transaction. The first Trading Day, if any, during the applicable Company Alternative Conversion Period on which the Weighted Average Price of the Common Stock is less than the Company Alternative Conversion Trigger Price shall constitute a “Company Alternative Conversion Floor Trigger Date” with respect to such Company Alternative Conversion Period. On the first day immediately following the Company Alternative Conversion Floor Trigger Date the Company Alternative Conversion shall be null and void with respect any portion of the Pro Rata Conversion Amount that the Holder has not converted on or prior to the Company Alternative Conversion Floor Trigger Date (by delivering a Conversion Notice on or prior to the Company Alternative Conversion Floor Trigger Date), and the holder shall be entitled to all the rights of a holder of this Note with respect to such amount of the Pro Rata Conversion Amount and, accordingly, shall be subject to all the other provisions of this Note, including that if such amount remains outstanding on the Maturity Date, then the Company shall redeem the Principal represented by such amount in accordance with Section 2(d)(vii), unless such Pro Rata Conversion Amount is an Interest Conversion Amount, a Mandatory Compliance Amount or an Excluded Amount, in which case the Company shall be deemed to have given a Company Alternative Redemption Notice with respect to such unconverted Pro Rata Conversion Amount (and, for purposes of Section 7(a) shall be entitled to give such Company Alternative Conversion Notice), and such amount shall be redeemed or paid by the Company within two (2) Business Days of the Company Alternative Conversion Floor Trigger Date in accordance with Section 7.

(e) Company Alternative Conversion Period Volume Limitations. Notwithstanding anything contained in this Section 8 to the contrary, on the applicable Final Company Alternative Conversion Date, (i) the Holder shall not be required (but shall be permitted subject to clause (ii) of this Section 8(e)) to convert (and shall not be deemed, solely as a result of Section 8(b), to have converted) any portion of the Pro Rata Conversion Amount on the applicable Final Company Alternative Conversion Date in excess of the difference between (A) the product of (I) the Holder’s Series Allocation Percentage and (II) ten percent (10%) of the sum of the daily dollar trading volume (as reported by Bloomberg) of the Common Stock on its Principal Market on each of the Trading Days during the Company Alternative Conversion Period, minus (B) any Pro Rata Conversion Amount converted by the Holder during the Company Alternative Conversion Period and (ii) the Holder shall neither be required nor permitted to convert (and shall not be deemed, solely as a result of Section 8(b) to have converted) any portion of the Pro Rata Conversion Amount on the applicable Final Company Alternative Conversion Date in excess of the difference between (A) the applicable Volume Conversion Restriction Amount, minus (B) any Pro Rata Conversion Amount converted by the Holder during the Company Alternative Conversion Period. Following the Final Company Alternative Conversion Date, the Company Alternative Conversion shall be null and void with respect to the unconverted Pro Rata Conversion Amount, and the Holder shall be entitled to all the rights of a holder of this Note with respect to such amount of the Pro Rata Conversion Amount, and, accordingly, shall be subject to all the other provisions of this Note, including that if such amount remains outstanding on the Maturity Date, then the Company shall redeem the Principal represented by such amount in accordance with Section 2(d)(vii), unless such Pro Rata

Conversion Amount is an Interest Conversion Amount, a Mandatory Compliance Amount or an Excluded Amount, in which case the Company shall be deemed to have given a Company Alternative Redemption Notice with respect to such unconverted Pro Rata Conversion Amount (and, for purposes of Section 7(a), shall be entitled to give such Company Alternative Redemption Notice), and such amount shall be redeemed or paid by the Company within five (5) Business Days in accordance with Section 7.

(9) Reservation of Shares.

(a) Reservation. The Company shall, so long as any of the Notes are outstanding, take all action necessary to reserve and keep available out of its authorized and unissued Common Stock, solely for the purpose of effecting the conversion of the Notes, such number of Shares as shall from time to time be sufficient to effect the conversion of all of the principal amount then outstanding under the Notes (together with accrued and unpaid Interest thereon); provided that the number of Shares so reserved shall at no time be less than 100% of the number of Shares for which the Notes are at any time convertible (without regard to any limitations on conversions) (the “Required Reserve Amount”). The initial number of Shares reserved for conversions of the Notes and each increase in the number of Shares so reserved shall be allocated pro rata among the holders of the Notes based on the principal amount of the Notes held by each holder at the time of issuance of the Notes or increase in the number of reserved Shares, as the case may be. In the event the Holder shall sell or otherwise transfer any portion of the Holder’s Notes, each transferee shall be allocated a pro rata portion of the number of Shares reserved for such transferor. Any Shares reserved and allocated to any Person that ceases to hold any Notes shall be allocated to the remaining holders of the Notes, pro rata based on the principal amount of the Notes then held by such holders.

(b) Insufficient Authorized Shares. If at any time while any of the Notes remain outstanding the Company does not have a sufficient number of authorized and unreserved Shares to satisfy its obligation to reserve for issuance upon conversion of the Notes at least a number of Shares equal to the Required Reserve Amount, then the Company shall immediately take all action necessary to increase the Company’s authorized Shares to an amount sufficient to allow the Company to reserve the Required Reserve Amount for the Notes then outstanding.

(10) Voting Rights. The Holders of the Notes shall have no voting rights, except as required by law and as expressly provided in this Note.

(11) Defaults and Remedies.

(a) Events of Default. An “Event of Default” is (i) default in payment of any Principal of this Note, any Company Alternative Redemption Price, or any Change of Control Redemption Price, when and as due; (ii) default in payment of any Interest on this Note that is not included in an amount described in the immediately preceding clause (i) that is not cured within two (2) Business Days from the date such Interest was due; (iii) failure by the Company for ten (10) days after notice to it to comply with any other provision of this Note in all material respects; (iv) any default in payment of at least $300,000, individually or in the aggregate, under or acceleration prior to maturity of, or any event or circumstances arising such that, any person is entitled, or could, with the giving of notice and/or lapse of time and/or the fulfillment of any condition and/or the making of any determination, become entitled, to require repayment before its stated maturity of, or to take any step to enforce any security for, any mortgage, indenture or instrument under which there may be issued or by which there may be secured or evidenced any indebtedness for money borrowed of at least $300,000 by the Company or any of its Subsidiaries or for money borrowed the repayment of at least $300,000 of which is guaranteed by the Company or any of its Subsidiaries, whether such indebtedness or guarantee now exists or shall be created hereafter; (v) if the Company or any of its Subsidiaries pursuant to or within the meaning of any Bankruptcy Law (as defined below); (A) commences a voluntary case; (B) consents to the entry of an order for relief against it in an involuntary case; (C) consents to the appointment of a Custodian of it or any of its Subsidiaries for all or substantially all of its property; (D) makes a general assignment for the benefit of its creditors; or (E) admits in writing that it is generally unable to pay its debts as the same become due; (vi) a court of competent jurisdiction enters an order or decree under any Bankruptcy Law that (1) is for relief against the Company in an involuntary case; (2) appoints a Custodian (as defined below) of the Company or any Subsidiary for all or substantially all of its property; or (3) orders the liquidation of the Company or any Subsidiary; (vii) the Company fails to file, or is determined to have failed to file, in a timely manner any report required to be filed with the SEC pursuant to the 1934 Act, provided that any filing made within the time period permitted by Rule 12b-25 under the 1934 Act and pursuant to a timely filed Form 12b-25 shall, for purposes of this clause (vii), be deemed to be timely filed; (viii) the Company or any of its Subsidiaries breaches any representation, warranty, covenant or other term or condition of the Security Documents that adversely affects the security interest of the Holder (or any agent or representative thereof on their behalf) in any material portion of the Collateral (as defined in the Security Agreement) or the perfection or priority thereof; or (ix) one or more judgments, non-interlocutory orders or decrees shall be entered by a U.S. state or federal or a foreign court or administrative agency of competent jurisdiction against any the Company or any of its Subsidiaries involving in the aggregate a liability (to the extent not covered by independent third-party insurance) as to any single or related series of transactions, incidents or conditions, of $300,000 or more, and the same shall remain unsatisfied, unvacated, unbonded or unstayed pending appeal for a period of thirty (30) days after the entry thereof. The term “Bankruptcy Law” means Title 11, U.S. Code, or any similar federal or state law for the relief of debtors. The term “Custodian” means any receiver, trustee, assignee, liquidator or similar official under any Bankruptcy Law. Within five (5) Business Days after the occurrence of any Event of Default set forth in clause (iv), (v), (vi), (viii) or (ix) above, the Company shall deliver written notice thereof to the Holder.

(b) Remedies. If an Event of Default occurs and is continuing, the Holder of this Note may declare all of this Note, including all amounts due hereunder (the “Acceleration Amount”), to be due and payable immediately, except that in the case of an Event of Default arising from events described in clauses (v) and (vi) of Section 11(a), this Note shall immediately become due and payable without further action or notice. In addition to any remedy the Holder may have under this Note and the Securities Purchase Agreement, such unpaid amount shall bear interest at the rate of the lesser of 1.5% per month (prorated for partial months) or the highest lawful maximum interest rate until paid in full. Nothing in this Section 11 shall limit any other rights the Holder may have under this Note, the Security Documents or the Securities Purchase Agreement, including Sections 2 and 3 of this Note.

(c) Void Acceleration. In the event that the Company does not pay the Acceleration Amount within five (5) Business Days of this Note becoming due under Section 11(b), at any time thereafter and until the Company pays such unpaid Acceleration Amount in full, the Holder shall have the option to, in lieu of redemption, require the Company to promptly return this Note (to the extent this Note has been previously delivered to the Company), in whole or any portion thereof, to the Holder, by sending written notice thereof to the Company via facsimile (the “Void Acceleration Notice”). Upon the Company’s receipt of such Void Acceleration Notice, (i) the acceleration pursuant to Section 11(b) shall be null and void with respect to the portion of this Note subject to such Void Acceleration Notice, and (ii) the Company shall promptly return the portion of this Note (to the extent this Note has been previously delivered to the Company) subject to such Void Acceleration Notice.

(12) Other Indebtedness. Payments of principal and other payments due under this Note shall not be subordinated to any obligations of the Company. The Holder of this Note is entitled to the benefits of the Security Documents, and in the event of a transfer of this Note in accordance with the terms hereof and the Securities Purchase Agreement, the Holder shall be deemed to have assigned its rights under the Security Documents. For so long as this Note is outstanding, the Company shall not, and shall not permit any of its Subsidiaries to, (a) issue, incur, assume or extend the term of any Indebtedness (as defined below) except for (I) Indebtedness under the Notes, (II) Indebtedness, (A) the holders of which agree in writing to be subordinate to the Notes on terms and conditions acceptable to the Buyers, including with regard to interest payments and repayment of principal, (B) which does not mature or otherwise require or permit redemption or repayment prior to or on the Maturity Date of any Notes then outstanding; and (C) which is not secured by any assets of the Company or any of its Subsidiaries, (III) Indebtedness solely between the Company and/or one of its domestic Active Subsidiaries, on the one hand, and the Company and/or one of its domestic Active Subsidiaries, on the other, provided that in each case a majority of the equity of any such domestic Active Subsidiary is directly or indirectly owned by the Company, such domestic Active Subsidiary is controlled by the Company and such domestic Active Subsidiary is a party to the Guaranty Agreement and the Security Agreement, (IV) surety bonds, bids, performance bond, and similar obligations (exclusive of obligations for the payment of borrowed money) obtained by the Company and its Subsidiaries in the ordinary course of business for the purpose of satisfying federal, state and/or local legal requirements for owning and operating their oil and gas properties or operating the Services Business, (V) Capital Lease Obligations incurred in connection with acquiring equipment for the Company’s oil and gas exploration and production business in amounts not exceeding individually, the fair market value of the equipment subject to such Capital Lease Obligations and in an aggregate outstanding amount not exceeding 7.5% of After-tax PV10 at any one time, (VI) reimbursement obligations in respect of letters of credit issued by one or more financial institutions for the account of the Company or any of its Active Subsidiaries in connection with the Company’s establishment and maintenance of a Hedged position with respect to, at any time, a maximum of 2/3 of the Company’s estimate of its oil and gas production for the succeeding 12 calendar months on a rolling 12-calendar month basis, (VII) reimbursement obligations in respect of letters of credit issued for the account of the Company or any of its Active Subsidiaries for the purpose of securing performance obligations of the Company or its Active Subsidiaries incurred in the ordinary course of business (and not issued in connection with the Company’s establishment and maintenance of a Hedged position) so long as the aggregate face amount of all such letters of credit do not exceed $1,000,000 at any one time, (VIII) Indebtedness under that certain unsecured promissory note, dated January 27, 2003, in the name of Dobber Aviation, L.L.C., in a principal amount not exceeding $2,500,000 (less any payments of principal thereon or other reductions to principal made from time to time with respect thereto), and (IX) that certain unsecured obligation of the Company to Premium Assignment Corporation existing as of the date of this Agreement in an amount not to exceed $159,623.86 (less any payments of such obligation or other reductions to such obligation made from time to time with respect thereto); (b) issue, incur, assume, or extend the term of any Indebtedness in a principal amount in excess of $2,000,000 where the proceeds of such Indebtedness are to be used to develop, or in connection with the development of, assets located outside the United States in which the holders of the Notes do not have a valid, perfected first priority security interest; (c) issue any capital stock of the Company or any Subsidiary redeemable prior to the Maturity Date; (d) directly or indirectly, create, assume or suffer to exist any Lien, other than a Permitted Lien, on any asset now owned or hereafter acquired by the Company or any of its Subsidiaries; or (e) except as required or expressly permitted by Section 4(d), 4(q), 4(r) or 4(u) of the Securities Purchase Agreement, redeem, or otherwise repay in cash any principal of, any Indebtedness (other than Indebtedness under the Notes). For purposes of this Note: (x) “Indebtedness” of any Person means, without duplication (A) all indebtedness for borrowed money, (B) all obligations issued, undertaken or assumed as the deferred purchase price of property or services (other than unsecured account trade payables that are (i) entered into or incurred in the ordinary course of the Company’s and its Subsidiaries’ business, (ii) on terms that require full payment within 90 days, (iii) not unpaid in excess of 90 days beyond invoice due date or are being contested in good faith and as to which such reserve as is required by GAAP has been made and (iv) not exceeding at any one time an aggregate among the Company and its Subsidiaries of $5,000,000 in the oil and gas production segment of the Company’s business (as such segment is described in the Company’s annual report on Form 10-K for the year ended December 31, 2003) or $1,000,000 in all other segments of the Company’s business, collectively, (C) all reimbursement or payment obligations with respect to letters of credit, surety bonds and other similar instruments, (D) all obligations evidenced by notes, bonds, debentures, redeemable capital stock or similar instruments, including obligations so evidenced incurred in connection with the acquisition of property, assets or businesses, (E) all indebtedness created or arising under any conditional sale or other title retention agreement, or incurred as financing, in either case with respect to any property or assets acquired with the proceeds of such indebtedness (even though the rights and remedies of the seller or bank under such agreement in the event of default are limited to repossession or sale of such property), (F) all Capital Lease Obligations, (G) all indebtedness referred to in clauses (A) through (F) above secured by (or for which the holder of such Indebtedness has an existing right, contingent or otherwise, to be secured by) any mortgage, Lien, pledge, change, security interest or other encumbrance upon or in any property or assets (including accounts and contract rights) owned by any Person, even though the Person that owns such assets or property has not assumed or become liable for the payment of such indebtedness, and (H) all Contingent Obligations in respect of indebtedness or obligations of others of the kinds referred to in clauses (A) through (G) above; (y) “Capital Lease Obligation” means, as to any Person, any obligation that is required to be classified and accounted for as a capital lease on a balance sheet of such Person prepared in accordance with GAAP, and the amount of such obligation shall be the capitalized amount thereof, determined in accordance with GAAP; and (z) “Contingent Obligation” means, as to any Person, any direct or indirect liability, contingent or otherwise, of that Person with respect to any indebtedness, lease, dividend or other obligation of another Person if the primary purpose or intent of the Person incurring such liability, or the primary effect thereof, is to provide assurance to the obligee of such liability that such liability will be paid or discharged, or that any agreements relating thereto will be complied with, or that the holders of such liability will be protected (in whole or in part) against loss with respect thereto.

(13) Free Cash Flow Amount and Mandatory Compliance Conversion or Redemption. On the first Business Day following each date that the Company files or is required to file an annual report on Form 10-K or a quarterly report on Form 10-Q (which in each case shall disclose the Free Cash Flow Amount as of the end of the period covered by such report and details of the calculation thereof, and the components thereof), the Company shall deliver to the Holder a certificate executed by its principal financial officer (an “Officer’s Certificate”) certifying as to whether or not as of the end of the period covered by such report, there is a Free Cash Flow Test Failure and the related calculations with respect thereto. Notwithstanding anything contained herein to the contrary, no Officer’s Certificate delivered by the Company to any Holder regarding a Free Cash Flow Test Failure shall contain any material non-public information. Upon each occurrence of a Free Cash Flow Test Failure, the Company shall provide the Holder, by the third (3rd) Business Day following the delivery of the Officer’s Certificate either (i) if permitted by the provisions of Section 8, a Company Alternative Conversion Notice for a Company Alternative Conversion of Principal of this Note equal to the applicable Mandatory Compliance Amount, and any Interest Amount related thereto, in accordance with, and subject to the conditions and requirements of, Section 8 (a “Mandatory Compliance Conversion”), (ii) a Company Alternative Redemption Notice for a Company Alternative Redemption of the Principal of this Note equal to the applicable Mandatory Compliance Amount, and any Interest Amount related thereto, in accordance with Section 7 (a “Mandatory Compliance Redemption”) or (iii) a combination of the immediately preceding clauses (i) and (ii); provided that all of the outstanding applicable Mandatory Compliance Amount, and any Interest Amount related thereto, must be converted or redeemed by the Company, subject to the provisions of Section 7 and/or 8, as applicable; provided further that the Company may elect more than one of the Mandatory Compliance Conversion and the Mandatory Compliance Redemption, if each such election is with respect to at least 20% of the Mandatory Compliance Amount and if such election is the same for all Notes of the same Series. If the Company has not satisfied the conditions required to make a Mandatory Compliance Conversion election with respect to one or more Series of Notes, subject to satisfaction of the conditions of Section 8, the Company may still make a Mandatory Compliance Conversion election with respect to those Series of Notes for which it can satisfy the conditions for delivery of a Mandatory Compliance Conversion election. Upon delivery of a Company Alternative Redemption Notice or Company Alternative Conversion Notice pursuant to the preceding sentence, the Company is required to comply with the provisions of Sections 7 and 8, respectively. If a Company Alternative Conversion Notice does not cover the entire applicable Mandatory Compliance Amount or no Company Alternative Conversion Notice is given with respect to an applicable Mandatory Compliance Amount, the Company will be deemed to have elected a Mandatory Compliance Redemp-

tion hereunder with respect to the remaining Mandatory Compliance Amount not covered by a Company Alternative Conversion Notice (and, for purposes of Section 7(a), shall be entitled to elect such Mandatory Compliance Redemption).

(14) Participation; Restrictions. While this Note is outstanding, the Company shall not, and shall not permit any of its Subsidiaries to: (i) declare, set aside or pay any dividends on or make any other distributions (whether in cash, stock, equity securities or property) in respect of any capital stock or split, combine or reclassify any capital stock or issue or authorize the issuance of any other securities in respect of, in lieu of or in substitution for any capital stock; provided however, that any Subsidiary may declare, set aside or pay any dividends on or make any other distributions (whether in cash, stock, equity securities or property) in respect of any of its capital stock that is held solely by the Company or by a domestic Active Subsidiary, provided that a majority of the equity of such domestic Active Subsidiary is directly or indirectly owned by the Company, such domestic Active Subsidiary is controlled by the Company and such domestic Active Subsidiary is a party to the Guaranty Agreement and the Security Agreement, (ii) purchase, redeem or otherwise acquire, directly or indirectly, any shares of its capital stock or the capital stock of any of its Subsidiaries, direct or indirect, except repurchases of unvested shares at cost in connection with the termination of the employment relationship with any employee pursuant to stock option or purchase agreements in effect on the date hereof and set forth on Schedule 3(c) of the Securities Purchase Agreement, or (iii) grant, issue or sell any Options, Convertible Securities or rights to purchase stock, warrants, securities or other property pro rata to the record holders of any class of its capital stock. While this Note is outstanding, the Company and its Subsidiaries shall not enter into any agreement which would limit or restrict the Company’s or any of its Subsidiaries’ ability to perform under, or take any other voluntary action to avoid or seek to avoid the observance or performance of any of the terms to be observed or performed by it under, this Note, the Securities Purchase Agreement, the Registration Rights Agreement, the Warrants and the Security Documents.

(15) Notices.

(a) The Company will give written notice to the Holder at least ten (10) Business Days prior to the date on which the Company closes its books or takes a record (I) with respect to any dividend or distribution upon the Common Stock, (II) with respect to any pro rata subscription offer to holders of Common Stock or (III) for determining rights to vote with respect to any Organic Change (as defined in Section 4(a)), dissolution or liquidation, provided that such information shall be made known to the public prior to or in conjunction with such notice being provided to the Holder.

(b) The Company will also give written notice to the Holder at least ten (10) Business Days prior to the date on which any Organic Change (as defined in Section 4(a)), dissolution or liquidation will take place, provided that such information shall be made known to the public prior to or in conjunction with such notice being provided to the Holder.

(16) Vote to Change the Terms of the Notes. The written consent of the Company and the holders representing at least two-thirds (2/3) of the principal amount then outstanding under the Notes of the same Series shall be required for any change that relates only to such Series of Notes (including this Note) and upon receipt of such consent, each such Note of the such Series shall be deemed amended thereby. The written consent of the Company and the holders representing at least two-thirds (2/3) of the principal amount then outstanding under the all of the Notes shall be required for any change that relates to all of the Notes (including this Note), and upon receipt of such consent, each Note shall be deemed amended thereby.

(17) Lost or Stolen Notes. Upon receipt by the Company of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Note, and, in the case of loss, theft or destruction, of an indemnification undertaking by the Holder to the Company in customary form and reasonably satisfactory to the Company and, in the case of mutilation, upon surrender and cancellation of this Note, the Company shall execute and deliver a new Note of like tenor and date; provided, however, the Company shall not be obligated to re-issue a Note if the Holder contemporaneously requests the Company to convert this Note in its entirety into Shares as permitted hereunder.

(18) Remedies, Characterizations, Other Obligations, Breaches and Injunctive Relief. The remedies provided in this Note shall be cumulative and in addition to all other remedies available under this Note, at law or in equity (including a decree of specific performance and/or other injunctive relief), no remedy contained herein shall be deemed a waiver of compliance with the provisions giving rise to such remedy, and nothing herein shall limit the Holder’s right to pursue actual damages for any failure by the Company to comply with the terms of this Note. The Company covenants to the Holder that there shall be no characterization concerning this instrument other than as expressly provided herein. Amounts set forth or provided for herein with respect to payments, conversion and the like (and the computation thereof) shall be the amounts to be received by the Holder thereof and shall not, except as expressly provided herein, be subject to any other obligation of the Company (or the performance thereof). The Company acknowledges that a breach by it of its obligations hereunder will cause irreparable harm to the Holder and that the remedy at law for any such breach may be inadequate. The Company therefore agrees that, in the event of any such breach or threatened breach, the Holder shall be entitled, in addition to all other available remedies, to an injunction restraining any breach, without the necessity of showing economic loss and without any bond or other security being required.

(19) Specific Shall Not Limit General; Construction. No specific provision contained in this Note shall limit or modify any more general provision contained herein. This Note shall be deemed to be jointly drafted by the Company and all Purchasers and shall not be construed against any person as the drafter hereof.

(20) Failure or Indulgence Not Waiver. No failure or delay on the part of the Holder in the exercise of any power, right or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such power, right or privilege preclude other or further exercise thereof or of any other right, power or privilege.

(21) Notice. Whenever notice is required to be given under this Note, unless otherwise provided herein, such notice shall be given in accordance with Section 9(f) of the Securities Purchase Agreement.

(22) Transfer of this Note. The Holder may assign or transfer some or all of its rights hereunder, subject to compliance with the 1933 Act and the provisions of Section 2(f) of the Securities Purchase Agreement without the consent of the Company, provided that any transfer of this Note to a Person that is not an affiliate of the Holder of this Note of less than all of the Principal represented hereby, shall be in Principal amount of not less than $2,000,000.

(23) Payment of Collection, Enforcement and Other Costs. If (a) this Note is placed in the hands of an attorney for collection or enforcement or is collected or enforced through any legal proceeding; or (b) an attorney is retained to represent the Holder in any bankruptcy, reorganization, receivership of the Company or other proceedings affecting Company creditors’ rights and involving a claim under this Note, then the Company shall pay the costs incurred by the Holder for such collection, enforcement or action, including reasonable attorneys’ fees and disbursements.

(24) Cancellation. After all principal and other amounts at any time owed under this Note have been paid in full or converted into Shares in accordance with the terms hereof, this Note shall automatically be deemed canceled, shall be surrendered to the Company for cancellation and shall not be reissued.

(25) Note Exchangeable for Different Denominations. Subject to Section 2(d)(viii), in the event of a conversion or redemption pursuant to this Note of less than all of the Principal, the Company shall promptly cause to be issued and delivered to the Holder, upon tender by the Holder of this Note, a new Note of like tenor representing the remaining Principal that has not been so converted or redeemed. This Note is exchangeable, upon the surrender hereof by the Holder at the principal office of the Company, for a new Note or Notes containing the same terms and conditions and representing in the aggregate the Principal, and each such new Note will represent such portion of such Principal as is designated by the

Holder at the time of such surrender. The date the Company issued this Note shall be the “Issuance Date” hereof regardless of the number of times a new Note shall be issued.

(26) Waiver of Notice. To the extent permitted by law, the Company hereby waives demand, notice, protest and all other demands and notices in connection with the delivery, acceptance, performance, default or enforcement of this Note, the Security Documents and the Securities Purchase Agreement.

(27) Governing Law. This Note shall be construed and enforced in accordance with, and all questions concerning the construction, validity, interpretation and performance of this Note shall be governed by, the internal laws of the State of New York, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of New York or any other country or jurisdiction) that would cause the application of the laws of any jurisdiction or country other than the State of New York. Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in the City of New York, borough of Manhattan, for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address for such notices to it under this Note and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. EACH PARTY HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION HEREWITH OR ARISING OUT OF THIS NOTE OR ANY TRANSACTION CONTEMPLATED HEREBY.

(28) Effect of Redemption or Conversion; No Prepayment. Upon payment of the Redemption Price, the Change of Control Redemption Price, the Company Alternative Redemption Price or the amount provided for in Section 2(d)(vii), each in accordance with the terms hereof with respect to any portion of the Principal of this Note, or delivery of Shares upon conversion of any portion of the Principal in accordance with the terms hereof, such portion of the Principal of this Note shall be deemed paid in full and shall no longer be deemed outstanding for any purpose. Except as specifically set forth in this Note, including Section 2, the Company does not have any right, option, or obligation, to pay any portion of the Principal at any time prior to the Maturity Date.

(29) Payment Set Aside. To the extent that the Company makes a payment or payments to the Holder hereunder or the Holder enforces or exercises its rights hereunder, and such payment or payments or the proceeds of such enforcement or exercise or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside, recovered from, disgorged by or are required to be refunded, repaid or otherwise restored to the Company, by a trustee, receiver or any other person under any law (including any bankruptcy law, U.S. state or federal law, common law or equitable cause of action), then to the extent of any such restoration the obligation or part thereof originally intended to be satisfied shall be revived and continued in full force and effect as if such payment had not been made or such enforcement or setoff had not occurred.

(30) Interpretative Matters. Unless the context otherwise requires, (a) all references to Sections, Schedules or Exhibits are to Sections, Schedules or Exhibits contained in or attached to this Note, (b) each accounting term not otherwise defined in this Note has the meaning assigned to it in accordance with GAAP, (c) words in the singular or plural include the singular and plural and pronouns stated in either the masculine, the feminine or neuter gender shall include the masculine, feminine and neuter and (d) the use of the word “including” in this Note shall be by way of example rather than limitation. If a stock split, stock dividend, stock combination or other similar event occurs during any period over which an average price is being determined, then an appropriate adjustment will be made to such average to reflect such event.

* * * * *

      IN WITNESS WHEREOF, the Company has caused this Note to be signed by                     , its                     , as of the                      day of                      200     .

INFINITY, INC.

By:

Name:

Title:

EXHIBIT I
INFINITY, INC.
CONVERSION NOTICE
      Reference is made to the Convertible Note (the “Note”) of Infinity, Inc., a Colorado corporation (the “Company”). In accordance with and pursuant to the Note, the undersigned hereby elects to convert the Conversion Amount (as defined in the Note) of the Note indicated below into Shares of Common Stock, par value $0.0001 per share (the “Common Stock”), of the Company, as of the date specified below.

Date of Conversion:

Aggregate Conversion Amount to be converted, other than pursuant to Section 6:

Principal, applicable thereto, to be converted:

Interest Conversion Amount to be converted pursuant to Section 6:
Please confirm the following information:

Conversion Price:

Number of shares of Common Stock to be issued:

Please issue the Common Stock into which the Note is being converted in the following name and to the following address:

Issue to:

Facsimile Number:

Authorization:

By:
Title:

Dated:

DTC Participant Number and Name (if electronic book entry transfer):

Account Number (if electronic book entry transfer):

ACKNOWLEDGMENT
      The Company hereby acknowledges this Conversion Notice and hereby directs [TRANSFER AGENT] to issue the above indicated number of shares of Common Stock in accordance with the Transfer Agent Instructions dated                     , 200      from the Company and acknowledged and agreed to by [TRANSFER AGENT].

INFINITY, INC.

By:

Name:

Title:

APPENDIX D
FORM OF WARRANT
THE SECURITIES REPRESENTED BY THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS. THE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED (I) IN THE ABSENCE OF (A) AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS OR (B) AN OPINION OF COUNSEL, IN A GENERALLY ACCEPTABLE FORM, THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT OR APPLICABLE STATE SECURITIES LAWS OR (II) UNLESS SOLD PURSUANT TO RULE 144 UNDER SAID ACT. NOTWITHSTANDING THE FOREGOING, THE SECURITIES MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN OR FINANCING ARRANGEMENT SECURED BY THE SECURITIES. ANY TRANSFEREE OF THIS WARRANT SHOULD CAREFULLY REVIEW THE TERMS OF THIS WARRANT, INCLUDING SECTION 2(f) HEREOF. THE SECURITIES REPRESENTED BY THIS WARRANT MAY BE LESS THAN THE NUMBER SET FORTH ON THE FACE HEREOF PURSUANT TO SECTION 2(f) HEREOF.
Infinity, Inc.
Warrant To Purchase Common Stock

Warrant No.:	Number of Shares:
Date of Issuance:                     , 2005
      Infinity, Inc., a Colorado corporation (the “Company”), hereby certifies that, for Ten United States Dollars ($10.00) and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged,                     , the registered holder hereof or its permitted assigns, is entitled, subject to the terms set forth below, to purchase from the Company upon surrender of this Warrant (if required by Section 2(f)), at any time or times on or after the date hereof, but not after 11:59 P.M. New York Time on the Expiration Date (as defined herein)                      (          ) [INSERT <115% Warrants> the quotient of (i) 28% of the original principal amount of Notes purchased by the holder at the applicable Closing, divided by (ii) the Warrant Exercise Price as of the applicable Closing; <140% Warrants> the quotient of (i) 27% of the original principal amount of Notes purchased by the holder at the applicable Closing, divided by (ii) the Warrant Exercise Price as of the applicable Closing] fully paid nonassessable shares of Common Stock (as defined in Section 1(b)) of the Company (the “Warrant Shares”) at the Warrant Exercise Price (as defined in Section 1(b) below); provided, however, that in no event shall the holder be entitled or required to exercise this Warrant for a number of Warrant Shares in excess of that number of Warrant Shares that, upon giving effect to such exercise, would cause the aggregate number of shares of Common Stock beneficially owned by the holder and its affiliates to exceed 4.99% of the outstanding shares of the Common Stock following such exercise. For purposes of the foregoing proviso, the aggregate number of shares of Common Stock beneficially owned by the holder and its affiliates shall include the number of shares of Common Stock issuable upon exercise of this Warrant with respect to which the determination of such proviso is being made, but shall exclude shares of Common Stock that would be issuable upon (i) exercise of the remaining, unexercised SPA Warrants (as defined in Section 1(a)) beneficially owned by the holder and its affiliates and (ii) exercise, conversion or exchange of the unexercised, unconverted or unexchanged portion of any other securities of the Company beneficially owned by the holder and its affiliates (including the Notes (as defined below) and any other convertible notes or preferred stock) subject to a limitation on conversion, exercise or exchange analogous to the limitation contained herein. Except as set forth in the preceding sentence, for purposes of this paragraph, beneficial ownership shall be calculated in accordance with Section 13(d) of the Securities Exchange Act of 1934, as amended. For purposes of this Warrant, in determining the number of outstanding shares of Common Stock a holder may rely on the number of outstanding shares of Common Stock as reflected in (1) the Company’s most recent Form 10-Q or Form 10-K, as the case may be, (2) a more recent public announcement by the Company or (3) any other notice by the Company or its transfer agent setting forth the number of shares of Common Stock outstanding. Upon the written request of any holder, the Company shall promptly, but in no event later than one (1) Business Day following the receipt of such request, confirm in writing to any such holder the number of shares of Common Stock then outstanding. In any case, the number of outstanding shares of Common Stock shall be determined after giving effect to the conversion, exercise or exchange of securities of the Company, including the Notes, and the SPA Warrants by such holder and its affiliates, since the date as of which such number of outstanding shares of Common Stock was reported. For purposes of determining the maximum number of shares of Common Stock that the Company may issue to the holder of this Warrant upon exercise of this Warrant, such holder’s delivery of an Exercise Notice (as defined in Section 2(a)) with respect to such exercise shall constitute a representation (on which the Company may rely without investigation) by the holder of this Warrant that upon the issuance of the shares of Common Stock to be issued to such holder, the shares of Common Stock beneficially owned by such holder and its affiliates shall not exceed 4.99% of the total outstanding shares of Common Stock of the Company immediately after giving effect to such exercise as determined in accordance with this paragraph.
      Section 1.
      (a) Securities Purchase Agreement. This Warrant is one of the warrants issued pursuant to Section 1 of that certain Securities Purchase Agreement dated as of January 13, 2005, among the Company and the Persons (as defined below) referred to therein (as such agreement may be amended from time to time as provided in such agreement, the “Securities Purchase Agreement”) or of any warrants issued in exchange or substitution therefor or replacement thereof (all such warrants being collectively referred to as the “SPA Warrants”). Each capitalized term used, and not otherwise defined herein, shall have the meaning ascribed thereto in the Securities Purchase Agreement.
      (b) Definitions. The following words and terms as used in this Warrant shall have the following meanings:

(i) “Approved Stock Plan” means any employee benefit plan that has been approved by the Board of Directors and shareholders of the Company, pursuant to which the Company’s securities may be issued to any consultant, employee, officer or director for services provided to the Company.

(ii) “Business Day” means any day other than Saturday, Sunday or other day on which commercial banks in the City of New York are authorized or required by law to remain closed.

(iii) “Common Stock” means (i) the Company’s common stock, $0.0001 par value per share, and (ii) any capital stock into which such Common Stock shall have been changed or any capital stock resulting from a reclassification of such Common Stock.

(iv) <140% Warrants> “Common Stock Deemed Outstanding” means, at any given time, the number of shares of Common Stock actually outstanding at such time, plus the number of shares of Common Stock deemed to be outstanding pursuant to Sections 8(b)(i) and 8(b)(ii) hereof regardless of whether the Options or Convertible Securities are actually exercisable or convertible at such time, but excluding any shares of Common Stock owned or held by or for the account of the Company or issuable upon conversion of the Notes or exercise of the SPA Warrants. <115% Warrants> INTENTIONALLY OMITTED]

(v) “Convertible Security” means any stock or securities (other than Options) directly or indirectly convertible into or exchangeable or exercisable for Common Stock.

(vi) “Expiration Date” means the date that is five (5) years after the Warrant Date (as defined in Section 13) or, if such date does not fall on a Business Day, then the next Business Day.

(vii) “Notes” means the senior secured notes of the Company issued pursuant to the Securities Purchase Agreement, and all notes issued in exchange therefor or replacement thereof pursuant to the terms of such notes.

(viii) “Options” means any rights, warrants or options to subscribe for or purchase Common Stock or Convertible Securities.

(ix) “Person” means an individual, a limited liability company, a partnership, a joint venture, a corporation, a trust, an unincorporated organization or a government or any department or agency thereof or any other legal entity.

(x) “Principal Market” means, with respect to the Common Stock or any other security, the NASDAQ National Market, or, if the Common Stock or such other security is not traded on the NASDAQ National Market, then the principal securities exchange or trading market for the Common Stock or such other security.

(xi) “Registration Rights Agreement” means that agreement dated January 13, 2005 by and among the Company and the Persons referred to therein, as such agreement may be amended from time to time as provided in such agreement.

(xii) “Securities Act” means the Securities Act of 1933, as amended.

(xiii) “Trading Day” means any day on which the Common Stock is traded on the Principal Market; provided that “Trading Day” shall not include any day on which the Common Stock is scheduled to trade, or actually trades, on such exchange or market for less than 4.5 hours.

(xiv) “Warrant” means this Warrant and all Warrants issued in exchange, transfer or replacement thereof pursuant to the terms of this Warrant.

(xv) “Warrant Exercise Price” shall be equal to, with respect to any Warrant Share, [INSERT <115% Warrants> 115% of the arithmetic average of the Weighted Average Price of the Common Stock on each of the five consecutive Trading Days immediately preceding the Warrant Date; <140% Warrants> 140% of the arithmetic average of the Weighted Average Price of the Common Stock on each of the five consecutive Trading Days immediately preceding the Warrant Date], subject to adjustment as hereinafter provided.

(xvi) “Weighted Average Price” means, for any security as of any date, the dollar volume-weighted average price for such security on its Principal Market during the period beginning at 9:30 a.m., New York City Time (or such other time as the Principal Market publicly announces is the official open of trading), and ending at 4:00 p.m., New York City Time (or such other time as the Principal Market publicly announces is the official close of trading), as reported by Bloomberg Financial Markets (or any successor thereto, “Bloomberg”) through its “Volume at Price” functions, or, if the foregoing does not apply, the dollar volume-weighted average price of such security in the over-the-counter market on the electronic bulletin board for such security during the period beginning at 9:30 a.m., New York City Time (or such other time as such over-the-counter market publicly announces is the official open of trading), and ending at 4:00 p.m., New York City Time (or such other time as such over-the-counter market publicly announces is the official close of trading), as reported by Bloomberg, or, if no dollar volume-weighted average price is reported for such security by Bloomberg for such hours, the average of the highest closing bid price and the lowest closing ask price of any of the market makers for such security as reported in the “pink sheets” by the National Quotation Bureau, Inc. If the Weighted Average Price cannot be calculated for such security on such date on any of the foregoing bases, the Weighted Average Price of such security on such date shall be the fair market value as mutually determined by the Company and the holder of this Warrant. If the Company and the holder of this Warrant are unable to agree upon the fair market value of the Common Stock, then such dispute shall be resolved pursuant to Section 2(a) below. All such determinations to be appropriately adjusted for any stock dividend, stock split, stock combination or other similar transaction during any period during which the Weighted Average Price is being determined.
      Section 2.     Exercise of Warrant.
      (a) Subject to the terms and conditions hereof, this Warrant may be exercised by the holder hereof then registered on the books of the Company, in whole or in part, at any time on any Business Day on or after the opening of business on the date hereof and prior to 11:59 P.M. New York Time on the Expiration Date by (i) delivery of a written notice, in the form of the subscription form attached as Exhibit A hereto (the “Exercise Notice”), of such holder’s election to exercise this Warrant, which notice shall specify the number of Warrant Shares to be purchased, (ii) (A) payment to the Company of an amount equal to the Warrant Exercise Price multiplied by the number of Warrant Shares as to which this Warrant is being exercised (the “Aggregate Exercise Price”) by wire transfer of immediately available funds (or by check if the Company has not provided the holder of this Warrant with wire transfer instructions for such payment) or (B) by notifying the Company that this Warrant is being exercised pursuant to a Cashless Exercise (as defined in Section 2(e)), and (iii) if required by Section 2(f) or unless the Holder has previously delivered this Warrant to the Company and it or a new replacement Warrant has not yet been delivered to the Holder, the surrender to a common carrier for overnight delivery to the Company as soon as practicable following such date, this Warrant (or an indemnification undertaking with respect to this Warrant in the case of its loss, theft or destruction); provided, that if such Warrant Shares are to be issued in any name other than that of the registered holder of this Warrant, such issuance shall be deemed a transfer and the provisions of Section 7 shall be applicable. In the event of any exercise of the rights represented by this Warrant in compliance with this Section 2(a), the Company shall on the second (2nd) Business Day (the “Warrant Share Delivery Date”) following the date of its receipt of the later of the Exercise Notice, the Aggregate Exercise Price (or notice of Cashless Exercise) and if required by Section 2(f) (or unless the holder of this Warrant has previously delivered this Warrant to the Company and it or a new replacement Warrant has not yet been delivered to the holder), this Warrant (or an indemnification undertaking with respect to this Warrant in the case of its loss, theft or destruction) (the “Exercise Delivery Documents”), (A) provided that the transfer agent is participating in The Depository Trust Company (“DTC”) Fast Automated Securities Transfer Program and provided that the holder is eligible to receive shares through DTC, credit such aggregate number of shares of Common Stock to which the holder shall be entitled to the holder’s or its designee’s balance account with DTC through its Deposit Withdrawal Agent Commission system or (B) issue and deliver to the address specified in the Exercise Notice, a certificate, registered in the name of the holder or its designee, for the number of shares of Common Stock to which the holder shall be entitled. Upon the later of the date of delivery of (x) the Exercise Notice and (y) the Aggregate Exercise Price referred to in clause (ii)(A) above or notification to the Company of a Cashless Exercise referred to in Section 2(e), the holder of this Warrant shall be deemed for all purposes to have become the holder of record of the Warrant Shares with respect to which this Warrant has been exercised (the date thereof being referred to as the “Deemed Issuance Date”), irrespective of the date of delivery of this Warrant as required by clause (iii) above or the certificates evidencing such Warrant Shares. In the case of a dispute as to the determination of the Warrant Exercise Price, the Weighted Average Price of a security or the arithmetic calculation of the number of Warrant Shares, the Company shall promptly issue to the holder the number of shares of Common Stock that is not disputed and shall submit the disputed determinations or arithmetic calculations to the holder via facsimile within two (2) Business Days of receipt of the holder’s Exercise Notice. If the holder and the Company are unable to agree upon the determination of the Warrant Exercise Price, the Weighted Average Price or arithmetic calculation of the number of Warrant Shares within one (1) Business Day of such disputed determination or arithmetic calculation being submitted to the holder, then the Company shall promptly submit via facsimile (i) the disputed determination of the Warrant Exercise Price or the Weighted Average Price to an independent, reputable investment banking firm agreed to by the Company and the holder of this Warrant or (ii) the disputed arithmetic calculation of the number of Warrant Shares to its independent, outside public accountant. The Company shall direct the investment banking firm or the accountant, as the case may be, to perform the determinations or calculations and notify the Company and the holder of the results no later than two (2) Business Days after the date it receives the disputed determinations or calculations. Such investment banking firm’s or accountant’s determination or calculation, as the case may be, shall be deemed conclusive absent demonstrable error.
      (b) If this Warrant is submitted for exercise, as may be required by Section 2(f), and unless the rights represented by this Warrant shall have expired or shall have been fully exercised, the Company shall, as soon as practicable and in no event later than four (4) Business Days after receipt of this Warrant (the “Warrant Delivery Date”) and at its own expense, issue a new Warrant identical in all respects to this Warrant except it shall represent rights to purchase the number of Warrant Shares purchasable immediately prior to such exercise under this Warrant, less the number of Warrant Shares with respect to which such Warrant is exercised (together with, in the case of a cashless exercise, the number of Warrant Shares surrendered in lieu of payment of the Exercise Price).
      (c) No fractional shares of Common Stock are to be issued upon the exercise of this Warrant, but rather the number of shares of Common Stock issued upon exercise of this Warrant shall be rounded up or down to the nearest whole number (with 0.5 rounded up).
      (d) Subject to the last sentence of Section 6 of this Warrant, if the Company shall fail for any reason or for no reason (x) to issue and deliver to the holder of this Warrant within three (3) Business Days of receipt of the Exercise Delivery Documents a certificate for the number of shares of Common Stock to which the holder is entitled (taking into account the limitations on the exercise of this Warrant set forth in the first paragraph of this Warrant) or to credit the holder’s balance account with DTC for such number of shares of Common Stock to which the holder is entitled (taking into account the limitations on the exercise of this Warrant set forth in the first paragraph of this Warrant) upon the holder’s exercise of this Warrant or (y) to issue and deliver to the holder on the Warrant Delivery Date a new Warrant for the number of shares of Common Stock to which such holder is entitled (taking into account the limitations on the exercise of this Warrant set forth in the first paragraph of this Warrant) pursuant to Section 2(b) hereof, if any, then the Company shall, in addition to any other remedies under this Warrant or the Securities Purchase Agreement or otherwise available to such holder, including any indemnification under Section 8 of the Securities Purchase Agreement, pay as additional damages in cash to such holder on each day after such third (3rd) Business Day that such shares of Common Stock are not issued and delivered to the holder, in the case of clause (x) above, or such fourth (4th) Business Day that such Warrant is not delivered, in the case of clause (y) above, in an amount equal to the sum of (i) in the case of the failure to deliver Common Stock, 0.5% of the product of (A) the number of shares of Common Stock not issued to the holder on or prior to the Warrant Share Delivery Date and (B) the Weighted Average Price of the Common Stock on the Warrant Share Delivery Date, and (ii) if the Company has failed to deliver a Warrant to the holder on or prior to the Warrant Delivery Date, 0.5% of the product of (x) the number of shares of Common Stock issuable upon exercise of the Warrant as of the Warrant Delivery Date, and (y) the Weighted Average Price of the Common Stock on the Warrant Delivery Date; provided that in no event shall cash damages accrue pursuant to this Section 2(d) during the period, if any, in which any Warrant Shares are the subject of a bona fide dispute that is subject to and being resolved pursuant to, and in compliance with the time periods and other provisions of, the dispute resolution provisions of Section 2(a). Alternatively, subject to the dispute resolution provisions of Section 2(a) or if the issuance of such Warrant Shares is subject to limitation pursuant to Section 12, at the election of the holder made in the holder’s sole discretion, the Company shall pay to the holder, in lieu of the additional damages referred to in the preceding sentence (but in addition to all other available remedies that the holder may pursue hereunder and under the Securities Purchase Agreement (including indemnification pursuant to Section 8 thereof)), 110% of the amount by which (A) the holder’s total purchase price (including brokerage commissions, if any) for shares of Common Stock purchased to make delivery in satisfaction of a sale by such holder of the shares of Common Stock to which the holder is entitled but has not received upon an exercise, exceeds (B) the net proceeds received by the holder from the sale of the shares of Common Stock to which the holder is entitled but has not received upon such exercise.
      (e) If, despite the Company’s obligations under the Securities Purchase Agreement and the Registration Rights Agreement, the Warrant Shares to be issued are not registered and available for resale pursuant to a registration statement in accordance with the Registration Rights Agreement, including during a Grace Period (as defined in the Registration Rights Agreement), then notwithstanding anything contained herein to the contrary, the holder of this Warrant may, at its election exercised in its sole discretion, exercise this Warrant in whole or in part and, in lieu of making the cash payment otherwise contemplated to be made to the Company upon such exercise in payment of the Aggregate Exercise Price, elect instead to receive upon such exercise the

“Net Number” of shares of Common Stock determined according to the following formula (a “Cashless Exercise”):

Net Number =	(A x B) - (A x C) B

For purposes of the foregoing formula:

A =	the total number of shares with respect to which this Warrant is then being exercised;

B =	the Weighted Average Price of the Common Stock on the trading day immediately preceding the date of the delivery of the Exercise Notice; and

C =	the Warrant Exercise Price then in effect for the applicable Warrant Shares at the time of such exercise.
      (f) Book-Entry. Notwithstanding anything to the contrary set forth herein, upon exercise of this Warrant in accordance with the terms hereof, the holder of this Warrant shall not be required to physically surrender this Warrant to the Company unless it is being exercised for all of the Warrant Shares represented by the Warrant. The holder and the Company shall maintain records showing the number of Warrant Shares exercised and issued and the dates of such exercises or shall use such other method, reasonably satisfactory to the holder and the Company, so as not to require physical surrender of this Warrant upon each such exercise. In the event of any dispute or discrepancy, such records of the Company establishing the number of Warrant Shares to which the holder is entitled shall be controlling and determinative in the absence of demonstrable error. Notwithstanding the foregoing, if this Warrant is exercised as aforesaid, the holder may not transfer this Warrant unless the holder first physically surrenders this Warrant to the Company, whereupon the Company will forthwith issue and deliver upon the order of the holder a new Warrant of like tenor, registered as the holder may request, representing in the aggregate the remaining number of Warrant Shares represented by this Warrant. The holder and any assignee, by acceptance of this Warrant, acknowledge and agree that, by reason of the provisions of this paragraph, following exercise of any portion of this Warrant, the number of Warrant Shares represented by this Warrant may be less than the number stated on the face hereof. Each Warrant shall bear the following legend:

ANY TRANSFEREE OF THIS WARRANT SHOULD CAREFULLY REVIEW THE TERMS OF THIS WARRANT, INCLUDING SECTION 2(f) HEREOF. THE SECURITIES REPRESENTED BY THIS WARRANT MAY BE LESS THAN THE NUMBER SET FORTH ON THE FACE HEREOF PURSUANT TO SECTION 2(f) HEREOF.

Section 3.	Covenants as to Common Stock. The Company hereby covenants and agrees as follows:
      (a) This Warrant is, and any Warrants issued in substitution for or replacement of this Warrant will upon issuance be, duly authorized and validly issued.
      (b) All Warrant Shares that may be issued upon the exercise of the rights represented by this Warrant will, upon issuance, be validly issued, fully paid and nonassessable and free from all taxes, liens and charges with respect to the issue thereof.
      (c) During the period within which the rights represented by this Warrant may be exercised, the Company will at all times have authorized and reserved at least 110% of the number of shares of Common Stock needed to provide for the exercise of the rights then represented by this Warrant.
      (d) The Company shall promptly secure the listing of the shares of Common Stock issuable upon exercise of this Warrant on the Principal Market (subject to official notice of issuance upon exercise of this Warrant) and each other market or exchange on which the Common Stock is traded or listed and shall maintain, so long as any other shares of Common Stock shall be so traded or listed, such listing of all shares of Common Stock from time to time issuable upon the exercise of this Warrant; and the Company shall so list on the Principal Market and each other market or exchange on which the Common Stock is traded or listed and shall maintain such listing of, any other shares of capital stock of the Company issuable upon the exercise of this Warrant if and so long as any shares of the same class shall be listed on the Principal Market and each other market or exchange on which the Common Stock is traded or listed.
      (e) The Company will not, by amendment of its Articles of Incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities, or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed by it hereunder, but will at all times in good faith assist in the carrying out of all the provisions of this Warrant and in the taking of all such action as may reasonably be requested by the holder of this Warrant in order to protect the exercise privilege of the holder of this Warrant against impairment, consistent with the tenor and purpose of this Warrant. Without limiting the generality of the foregoing, the Company (i) will not increase the par value of any shares of Common Stock receivable upon the exercise of this Warrant above $0.0001 per share, and (ii) will take all such actions as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable shares of Common Stock upon the exercise of this Warrant.
      (f) This Warrant will be binding upon any entity succeeding to the Company by merger, consolidation or acquisition of all or substantially all of the Company’s assets.
      Section 4.     Taxes. The Company shall pay any and all taxes (excluding income taxes, franchise taxes or other taxes levied on gross earnings, profits or the like of the holder of this Warrant) that may be payable with respect to the issuance and delivery of Warrant Shares upon exercise of this Warrant.
      Section 5.     Warrant Holder Not Deemed a Shareholder. No holder, as such, of this Warrant shall be entitled to vote or receive dividends or be deemed the holder of shares of the Company for any purpose (other than to the extent that the holder is deemed to be a beneficial holder of shares under applicable securities laws after taking into account the limitation set forth in the first paragraph of this Warrant), nor shall anything contained in this Warrant be construed to confer upon the holder hereof, as such, any of the rights of a shareholder of the Company or any right to vote, give or withhold consent to any corporate action (whether any reorganization, issue of stock, reclassification of stock, consolidation, merger, conveyance or otherwise), receive notice of meetings, receive dividends or subscription rights, or otherwise, prior to the Deemed Issuance Date of the Warrant Shares that such holder is then entitled to receive upon the due exercise of this Warrant. In addition, nothing contained in this Warrant shall be construed as imposing any liabilities on such holder to purchase any securities (upon exercise of this Warrant or otherwise) or as a shareholder of the Company, whether such liabilities are asserted by the Company or by creditors of the Company. Notwithstanding this Section 5, the Company will provide the holder of this Warrant with copies of the same notices and other information given to the shareholders of the Company generally, contemporaneously with the giving thereof to the shareholders.
      Section 6.     Representations of Holder. The holder of this Warrant, by the acceptance hereof, represents that it is acquiring this Warrant, and upon exercise hereof (other than pursuant to a Cashless Exercise) will acquire the Warrant Shares, for its own account and not with a view towards, or for resale in connection with, the public sale or distribution of this Warrant or the Warrant Shares, except pursuant to sales registered or exempted under the Securities Act; provided, however, that by making the representations herein, the holder does not agree to hold this Warrant or any of the Warrant Shares for any minimum or other specific term and reserves the right to dispose of this Warrant and the Warrant Shares at any time in accordance with or pursuant to a registration statement or an exemption under the Securities Act. The holder of this Warrant further represents, by acceptance hereof, that, as of this date, such holder is an “accredited investor” as such term is defined in Rule 501(a)(3) of Regulation D promulgated by the Securities and Exchange Commission under the Securities Act (an “Accredited Investor”). Each delivery of an Exercise Notice, other than in connection with a Cashless Exercise, shall constitute confirmation at such time by the holder of the representations concerning the Warrant Shares set forth in the first two sentences of this Section 6, unless contemporaneous with the delivery of such Exercise Notice, the holder notifies the Company in writing that it is not making such representations (a “Representation Notice”). If the holder delivers a Representation Notice in connection with an exercise, it shall be a condition to such holder’s exercise of this Warrant and the Company’s obligations set forth in Section 2 in connection with such exercise, that the Company receive such other representations as the Company considers reasonably necessary to assure the

Company that the issuance of its securities upon exercise of this Warrant shall not violate any United States or state securities laws, and the time periods for the Company’s compliance with its obligations set forth in Section 2 shall be tolled until such holder provides the Company with such other representations.
      Section 7.     Ownership and Transfer.
      (a) The Company shall maintain at its principal executive offices (or such other office or agency of the Company as it may designate by notice to the holder hereof), a register for this Warrant, in which the Company shall record the name and address of the person in whose name this Warrant has been issued, as well as the name and address of each transferee. The Company may treat the person in whose name any Warrant is registered on the register as the owner and holder thereof for all purposes, notwithstanding any notice to the contrary, but in all events recognizing any transfers made in accordance with the terms of this Warrant.
      (b) This Warrant and the rights granted hereunder shall be assignable by the holder hereof without the consent of the Company.
      (c) The Company is obligated to register the Warrant Shares for resale under the Securities Act pursuant to the Registration Rights Agreement, and the initial holder of this Warrant (and assignees thereof) is entitled to the registration rights in respect of the Warrant Shares as set forth in the Registration Rights Agreement.
      Section 8.     Adjustment of Warrant Exercise Price and Number of Warrant Shares. The Warrant Exercise Price and the number of shares of Common Stock issuable upon exercise of this Warrant shall be adjusted from time to time as follows:
      [<115% Warrants> (a) Adjustment of Warrant Exercise Price and Number of Shares upon Issuance of Common Stock. If and whenever on or after the Warrant Date, the Company issues or sells, or is deemed to have issued or sold, any shares of Common Stock (including the issuance or sale of shares of Common Stock owned or held by or for the account of the Company, but excluding Exempted Issuances (as defined below)), for a consideration per share less than a price equal to the Warrant Exercise Price in effect immediately prior to such issuance or sale (the “Applicable Price”), then immediately after such issue or sale the Warrant Exercise Price then in effect shall be reduced to an amount equal to such consideration per share. Upon each such adjustment of the Warrant Exercise Price pursuant to the immediately preceding sentence, the number of shares of Common Stock acquirable upon exercise of this Warrant shall be adjusted to the number of shares determined by multiplying the Warrant Exercise Price in effect immediately prior to such adjustment by the number of shares of Common Stock acquirable upon exercise of this Warrant immediately prior to such adjustment and dividing the product thereof by the Warrant Exercise Price resulting from such adjustment. For purposes of this Warrant, “Exempted Issuances” shall mean: (I) shares of Common Stock issued or deemed to be issued by the Company pursuant to an Approved Stock Plan, provided that the number of such shares issued or deemed to be issued (x) in 2005 does not exceed 4.5% of the number of outstanding shares of Common Stock as of December 31, 2004 and (y) in any subsequent calendar year does not exceed 3.5% of the number of outstanding shares of Common Stock as of the end of the immediately preceding year; (II) shares of Common Stock issued or deemed to be issued by the Company upon the conversion, exchange or exercise of any right, option, obligation or security outstanding on the date prior to the date of the Securities Purchase Agreement and set forth in Schedule 3(c) to the Securities Purchase Agreement, provided that the terms of such option, obligation or security are not amended or otherwise modified on or after the date of the Securities Purchase Agreement; or (III) shares of Common Stock issued or deemed to be issued by the Company upon conversion of the Notes or exercise of the SPA Warrants.]
      [<140% Warrants> (a) Adjustment of Warrant Exercise Price and Number of Shares upon Issuance of Common Stock. If and whenever on or after the Warrant Date, the Company issues or sells, or is deemed to have issued or sold, any shares of Common Stock (including the issuance or sale of shares of Common Stock owned or held by or for the account of the Company, but excluding Exempted Issuances (as defined below)), for a consideration per share less than a price (A) equal to the Warrant Exercise Price in effect immediately prior to such issuance or sale (the “Applicable Price”) but greater than or equal to [INSERT

115% of the arithmetic average of the Weighted Average Price of the Common Stock on each of the five consecutive Trading Days immediately preceding the Warrant Date] (subject to adjustment for stock splits, stock dividends, stock combinations and other similar transactions occurring after the Warrant Date), then immediately after such issue or sale the Warrant Exercise Price then in effect shall be reduced to an amount equal to the product of (x) the Applicable Price and (y) the quotient determined by dividing (1) the sum of (I) the product derived by multiplying the Applicable Price by the number of shares of Common Stock Deemed Outstanding immediately prior to such issue or sale, plus (II) the consideration, if any, received by the Company upon such issue or sale, by (2) the product derived by multiplying the (I) Applicable Price by (II) the number of shares of Common Stock Deemed Outstanding immediately after such issue or sale or (B) equal to the lesser of the Applicable Price and [INSERT 115% of the arithmetic average of the Weighted Average Price of the Common Stock on each of the five consecutive Trading Days immediately preceding the Warrant Date] (subject to adjustment for stock splits, stock dividends, stock combinations and other similar transactions occurring after the Warrant Date), then immediately after such issue or sale the Warrant Exercise Price then in effect shall be reduced to an amount equal to such consideration per share. Upon each such adjustment of the Warrant Exercise Price pursuant to the immediately preceding sentence, the number of shares of Common Stock acquirable upon exercise of this Warrant shall be adjusted to the number of shares determined by multiplying the Warrant Exercise Price in effect immediately prior to such adjustment by the number of shares of Common Stock acquirable upon exercise of this Warrant immediately prior to such adjustment and dividing the product thereof by the Warrant Exercise Price resulting from such adjustment. For purposes of this Warrant, “Exempted Issuances” shall mean: (I) shares of Common Stock issued or deemed to be issued by the Company pursuant to an Approved Stock Plan, provided that the number of such shares issued or deemed to be issued (x) in 2005 does not exceed 4.5% of the number of outstanding shares of Common Stock as of December 31, 2004 and (y) in any subsequent calendar year does not exceed 3.5% of the number of outstanding shares of Common Stock as of the end of the immediately preceding year; (II) shares of Common Stock issued or deemed to be issued by the Company upon the conversion, exchange or exercise of any right, option, obligation or security outstanding on the date prior to the date of the Securities Purchase Agreement and set forth in Schedule 3(c) to the Securities Purchase Agreement, provided that the terms of such option, obligation or security are not amended or otherwise modified on or after the date of the Securities Purchase Agreement; or (III) shares of Common Stock issued or deemed to be issued by the Company upon conversion of the Notes or exercise of the SPA Warrants.]
      (b) Effect on Warrant Exercise Price of Certain Events. For purposes of determining the adjusted Warrant Exercise Price under Section 8(a) above, the following shall be applicable to issuances other than Exempted Issuances:

(i) Issuance of Options. If the Company in any manner grants or sells any Options and the lowest price per share for which one share of Common Stock is issuable upon the exercise of any such Option or upon conversion, exchange or exercise of any Convertible Securities issuable upon exercise of any such Option is less than the Applicable Price, then such share of Common Stock shall be deemed to be outstanding and to have been issued and sold by the Company at the time of the granting or sale of such Option for such price per share. For purposes of this Section 8(b)(i), the “lowest price per share for which one share of Common Stock is issuable upon exercise of any such Option or upon conversion, exchange or exercise of any Convertible Security issuable upon exercise of any such Option” shall be equal to the sum of the lowest amounts of consideration (if any) received or receivable by the Company with respect to any one share of Common Stock upon the granting or sale of such Option, upon exercise of such Option and upon conversion, exchange or exercise of any Convertible Security issuable upon exercise of such Option. No further adjustment of the Warrant Exercise Price shall be made upon the actual issuance of such Common Stock or of such Convertible Security upon the exercise of such Option or upon the actual issuance of such Common Stock upon conversion, exchange or exercise of such Convertible Security.

(ii) Issuance of Convertible Securities. If the Company in any manner issues or sells any Convertible Securities and the lowest price per share for which one share of Common Stock is issuable upon the conversion, exchange or exercise thereof is less than the Applicable Price, then such share of

Common Stock shall be deemed to be outstanding and to have been issued and sold by the Company at the time of the issuance or sale of such Convertible Securities for such price per share. For the purposes of this Section 8(b)(ii), the “lowest price per share for which one share of Common Stock is issuable upon such conversion, exchange or exercise” shall be equal to the sum of the lowest amounts of consideration (if any) received or receivable by the Company with respect to one share of Common Stock upon the issuance or sale of any such Convertible Security and upon conversion, exchange or exercise of such Convertible Security. No further adjustment of the Warrant Exercise Price shall be made upon the actual issuance of such Common Stock upon conversion, exchange or exercise of such Convertible Security, and if any such issue or sale of such Convertible Security is made upon exercise of any Option for which adjustment of the Warrant Exercise Price had been or are to be made pursuant to other provisions of this Section 8(b), no further adjustment of the Warrant Exercise Price shall be made by reason of such issue or sale.

(iii) Change in Option Price or Rate of Conversion. If the purchase, exchange or exercise price provided for in any Options, the additional consideration, if any, payable upon the issue, conversion, exchange or exercise of any Convertible Securities, or the rate at which any Options or Convertible Securities are convertible into or exchangeable or exercisable for Common Stock changes at any time, the Warrant Exercise Price in effect at the time of such change shall be adjusted to the Warrant Exercise Price that would have been in effect at such time had such Options or Convertible Securities provided for such changed purchase, exchange or exercise price, additional consideration or changed conversion rate, as the case may be, at the time initially granted, issued or sold and the number of shares of Common Stock acquirable hereunder shall be correspondingly readjusted. For purposes of this Section 8(b)(iii), if the terms of any Option or Convertible Security that was outstanding as of the date of issuance of this Warrant are changed in the manner described in the immediately preceding sentence, then such Option or Convertible Security and the Common Stock deemed issuable upon exercise, conversion or exchange thereof shall be deemed to have been issued as of the date of such change. No adjustment shall be made if such adjustment would result in an increase of the Warrant Exercise Price then in effect.

      (b) Effect on Warrant Exercise Price of Certain Events. For purposes of determining the adjusted Warrant Exercise Price under Sections 8(a) and 8(b), the following shall be applicable:

(i) Calculation of Consideration Received. In case any Options are issued in connection with the issue or sale of other securities of the Company, together comprising one integrated transaction or series of related transactions, (A) the Options will be deemed to have been issued for a consideration equal to the greater of $0.01 and the specific aggregate consideration, if any, allocated to such Options (in either case, the “Option Consideration”) and, for purposes of applying the provisions of this Section 8, the Option Consideration shall be allocated pro rata among all the shares of Common Stock issuable upon exercise of such Options to determine the consideration per each such share of Common Stock and (B) the other securities will be deemed to have been issued for an aggregate consideration equal to the aggregate consideration received by the Company for the Options and other securities (determined as provided below with respect to each share of Common Stock represented thereby), less the sum of (1) the Black-Scholes Value (as defined below) of such Options and (2) the Option Consideration. If any Common Stock, Options or Convertible Securities are issued or sold or deemed to have been issued or sold for cash, the consideration received therefor will be deemed to be the net amount received by the Company therefor. If any Common Stock, Options or Convertible Securities are issued or sold for a consideration other than cash, the amount of such consideration received by the Company will be the fair value of such consideration, except where such consideration consists of marketable securities, in which case the amount of consideration received by the Company will be the Weighted Average Price of such securities on the date of receipt of such securities. If any Common Stock, Options or Convertible Securities are issued to the owners of the non-surviving entity in connection with any merger in which the Company is the surviving entity, the amount of consideration therefor will be deemed to be the fair value of such portion of the net assets and business of the non-surviving entity as is attributable to such Common Stock, Options or Convertible Securities, as the case may be. The fair value of any consideration other than cash or securities will be determined jointly by the Company and the holder of this Warrant. If such parties are unable to reach agreement within ten (10) days after the occurrence of an event requiring valuation (the “Valuation Event”), the fair value of such consideration will be determined within five (5) Business Days after the tenth (10th) day following the Valuation Event by an independent, reputable appraiser jointly selected by the Company and the holder of this Warrant. The determination of such appraiser shall be final and binding upon all parties absent demonstrable error, and the fees and expenses of such appraiser shall be borne by the Company.

(ii) Record Date. If the Company takes a record of the holders of Common Stock for the purpose of entitling them (1) to receive a dividend or other distribution payable in Common Stock, Options or in Convertible Securities or (2) to subscribe for or purchase Common Stock, Options or Convertible Securities, then such record date will be deemed to be the date of the issue or sale of the shares of Common Stock deemed to have been issued or sold upon the declaration of such dividend or the making of such other distribution or the date of the granting of such right of subscription or purchase, as the case may be.

(iii) Black-Scholes Value. The “Black-Scholes Value” of any Options shall mean the sum of the amounts resulting from applying the Black-Scholes pricing model to each such Option, which calculation is made with the following inputs: (i) the “option striking price” being equal to the lowest exercise price possible under the terms of such Option on the date of the issuance of such Option (the “Valuation Date”), (ii) the “interest rate” being equal to the interest rate on one-year United States Treasury Bills issued most recently prior to the Valuation Date, (iii) the “time until option expiration” being the time from the Valuation Date until the expiration date of such Option, (iv) the “current stock price” being equal to the Weighted Average Price of the Common Stock on the Valuation Date, (v) the “volatility” being the 100-day historical volatility of the Common Stock as of the Valuation Date (as reported by the Bloomberg “HVT” screen), and (vi) the “dividend rate” being equal to zero. Within three (3) Business Days after the Company Valuation Date, each of the Company and the holder of this Warrant shall deliver to the other a written calculation of its determination of the Black-Scholes value of the Options. If the holder and the Company are unable to agree upon the calculation of the Black-Scholes Value of the Options within five (5) Business Days of the Valuation Date, then the Company shall submit via facsimile the disputed calculation to an investment banking firm (jointly selected by the Company and the holder of this Warrant) within seven (7) Business Days of the Valuation Date. The Company shall direct such investment banking firm to perform the calculations and notify the Company and the holder of the results no later than ten (10) Business Days after the Valuation Date. Such investment banking firm’s calculation of the Black-Scholes Value of the Options shall be deemed conclusive absent demonstrable error. The Company shall bear the fees and expenses of such investment banking firm for providing such calculation.

      (c) Adjustment of Warrant Exercise Price upon Subdivision or Combination of Common Stock. If the Company at any time after the date of issuance of this Warrant subdivides (by any stock split, stock dividend, recapitalization or otherwise) its outstanding shares of Common Stock into a greater number of shares, the Warrant Exercise Price in effect immediately prior to such subdivision will be proportionately reduced and the number of shares of Common Stock obtainable upon exercise of this Warrant will be proportionately increased. If the Company at any time after the date of issuance of this Warrant combines (by combination, reverse stock split or otherwise) its outstanding shares of Common Stock into a smaller number of shares, the Warrant Exercise Price in effect immediately prior to such combination will be proportionately increased and the number of shares of Common Stock obtainable upon exercise of this Warrant will be proportionately decreased. Any adjustment under this Section 8(d) shall become effective at the close of business on the date the subdivision or combination becomes effective
      (d) Distribution of Assets. If the Company shall declare or make any dividend or other distribution of its assets (or rights to acquire its assets) to holders of Common Stock, by way of return of capital or otherwise (including any distribution of cash, stock or other securities, property or options by way of a dividend, spin off, reclassification, corporate rearrangement or other similar transaction) (a “Distribution”), at any time after the issuance of this Warrant, then, in each such case:

(i) the Warrant Exercise Price in effect immediately prior to the close of business on the record date fixed for the determination of holders of Common Stock entitled to receive the Distribution shall be reduced, effective as of the close of business on such record date, to a price determined by multiplying such Warrant Exercise Price by a fraction of which (A) the numerator shall be the Weighted Average Price of the Common Stock on the trading day immediately preceding such record date minus the value of the Distribution (as determined in good faith by the Company’s Board of Directors) applicable to one share of Common Stock, and (B) the denominator shall be the Weighted Average Price of the Common Stock on the trading day immediately preceding such record date; and

(ii) either (A) the number of Warrant Shares obtainable upon exercise of this Warrant shall be increased to a number of shares equal to the number of shares of Common Stock obtainable immediately prior to the close of business on the record date fixed for the determination of holders of Common Stock entitled to receive the Distribution multiplied by the reciprocal of the fraction set forth in the immediately preceding clause (i), or (B) in the event that the Distribution is of common stock of a company whose common stock is traded on a national securities exchange or a national automated quotation system, then the holder of this Warrant shall receive an additional warrant, the terms of which shall be identical to those of this Warrant, except that such warrant shall be exercisable for the amount of the assets that would have been payable to the holder of this Warrant pursuant to the Distribution had the holder exercised this Warrant immediately prior to such record date and with an exercise price equal to the amount by which the exercise price of this Warrant was decreased with respect to the Distribution pursuant to the terms of the immediately preceding clause (i).
      (e) Certain Events. If any event occurs of the type contemplated by the provisions of this Section 8 but not expressly provided for by such provisions (including the granting of stock appreciation rights, phantom stock rights or other rights with equity features), then the Company’s Board of Directors will make an appropriate adjustment in the Warrant Exercise Price and the number of shares of Common Stock obtainable upon exercise of this Warrant so as to protect the rights of the holders of the SPA Warrants; provided that no such adjustment will increase the Warrant Exercise Price or decrease the number of shares of Common Stock obtainable as otherwise determined pursuant to this Section 8.
      (f) Notices.

(i) Within four (4) Business Days of any adjustment of the Warrant Exercise Price, the Company will give written notice thereof to the holder of this Warrant, setting forth in reasonable detail, and certifying, the calculation of such adjustment.

(ii) The Company will give written notice to the holder of this Warrant at least ten (10) days prior to the date on which the Company closes its books or takes a record (A) with respect to any dividend or distribution upon the Common Stock, (B) with respect to any pro rata subscription offer to holders of Common Stock or (C) for determining rights to vote with respect to any Organic Change (as defined in Section 9(b)), dissolution or liquidation, provided that such information shall be made known to the public prior to or in conjunction with such notice being provided to such holder.

(iii) The Company will also give written notice to the holder of this Warrant at least ten (10) days prior to the date on which any Organic Change, dissolution or liquidation will take place, provided that such information shall be made known to the public prior to or in conjunction with such notice being provided to such holder.
      Section 9.     Purchase Rights; Reorganization, Reclassification, Consolidation, Merger or Sale. (a) In addition to any adjustments pursuant to Section 8 above, if at any time the Company grants, issues or sells any Options, Convertible Securities or rights to purchase stock, warrants, securities or other property pro rata to the record holders of any class of its capital stock (the “Purchase Rights”), then the holder of this Warrant will be entitled to acquire, upon the terms applicable to such Purchase Rights, the aggregate Purchase Rights that such holder could have acquired if such holder had held the number of shares of Common Stock acquirable upon complete exercise of this Warrant immediately before the date on which a record is taken for the grant, issuance or sale of such Purchase Rights, or, if no such record is taken, the date as of which the record holders of Common Stock are to be determined for the grant, issue or sale of such Purchase Rights.
      (b) Any recapitalization, reorganization, reclassification, consolidation, merger, sale of all or substantially all of the Company’s assets to another Person or other transaction that is effected in such a way that holders of Common Stock are entitled to receive (either directly or upon subsequent liquidation) stock, securities or assets with respect to or in exchange for Common Stock is referred to herein as an “Organic Change.” Prior to the consummation of any (i) sale of all or substantially all of the Company’s assets to an acquiring Person or (ii) other Organic Change following which the Company is not a surviving entity, the Company will secure from the Person purchasing such assets or the successor resulting from such Organic Change (in each case, the “Acquiring Entity”) a written agreement (in form and substance satisfactory to the holders of SPA Warrants representing at least two-thirds (2/3) of the shares of Common Stock obtainable upon exercise of the SPA Warrants then outstanding) to deliver to each holder of SPA Warrants in exchange for each such SPA Warrant, a security of the Acquiring Entity evidenced by a written instrument substantially similar in form and substance to this Warrant and satisfactory to the holders of such SPA Warrant (including, an adjusted warrant exercise price equal to the value for the Common Stock reflected by the terms of such consolidation, merger or sale, and exercisable for a corresponding number of shares of Common Stock acquirable and receivable upon exercise of such SPA Warrant (without regard to any limitations on exercises), if the value so reflected is less than the Warrant Exercise Price in effect immediately prior to such consolidation, merger or sale). Prior to the consummation of any other Organic Change, the Company shall make appropriate provision (in form and substance satisfactory to the holders of such SPA Warrants representing at least two-thirds (2/3) of the shares of Common Stock obtainable upon exercise of the SPA Warrants then outstanding) to ensure that each of the holders of the SPA Warrants will thereafter have the right to acquire and receive in lieu of or in addition to (as the case may be) the shares of Common Stock immediately theretofore acquirable and receivable upon the exercise of such holder’s SPA Warrants (without regard to any limitations on exercises), such shares of stock, securities or assets that would have been issued or payable in such Organic Change with respect to or in exchange for the number of shares of Common Stock that would have been acquirable and receivable upon the exercise of such holder’s Warrant as of the date of such Organic Change (without taking into account any limitations or restrictions on the exerciseability of this Warrant).
      Section 10.     Lost, Stolen, Mutilated or Destroyed Warrant. If this Warrant is lost, stolen, mutilated or destroyed, the Company shall promptly, on receipt of an indemnification undertaking by the holder (or in the case of a mutilated Warrant, the Warrant), issue a new Warrant of like denomination and tenor as this Warrant so lost, stolen, mutilated or destroyed.
      Section 11.     Notice. Any notices, consents, waivers or other communications required or permitted to be given under the terms of this Warrant must be in writing and will be deemed to have been delivered: (i) upon receipt, when delivered personally; (ii) upon receipt, when sent by facsimile (provided confirmation of transmission is mechanically or electronically generated and kept on file by the sending party); or (iii) one (1) Business Day after deposit with a nationally recognized overnight delivery service, in each case properly addressed to the party to receive the same. The addresses and facsimile numbers for such communications shall be:
      If to the Company:

Infinity, Inc.
1401 West Main Street, Suite C
Chanute, Kansas 66720
Telephone: 620-431-6200
Facsimile: 620-431-6262
Attention: Chief Executive Officer
      and

Infinity, Inc.
950 17th Street
Suite 800
Denver, Colorado 80202
Telephone: 720-932-7800
Facsimile: 720-932-5409
Attention: Senior Vice President
      With copy to:

Davis Graham & Stubbs, LLP
1550 Seventeenth Street, Suite 500
Denver, Colorado 80202
Telephone: 303-892-9400
Facsimile: 303-893-1379
Attention: Deborah Friedman, Esq.
If to a holder of this Warrant, to it at the address and facsimile number set forth on the Schedule of Buyers to the Securities Purchase Agreement, with copies to such holder’s representatives as set forth on such Schedule of Buyers, or, in the case of the holder or any other Person named above, at such other address and/or facsimile number and/or to the attention of such other person as the recipient party has specified by written notice to the other party at least five (5) days prior to the effectiveness of such change. Written confirmation of receipt (A) given by the recipient of such notice, consent, waiver or other communication, (B) mechanically or electronically generated by the sender’s facsimile machine containing the time, date, recipient facsimile number and an image of the first page of such transmission or (C) provided by a nationally recognized overnight delivery service shall be rebuttable evidence of personal service, receipt by facsimile or deposit with a nationally recognized overnight delivery service in accordance with clause (i), (ii) or (iii) above, respectively.
      Section 12.     Limitation on Number of Warrant Shares. The Company shall not be obligated to issue any Warrant Shares upon exercise of the SPA Warrants if the issuance of such shares of Common Stock would exceed that number of Warrant Shares which the Company may issue upon exercise of the SPA Warrants (the “Exchange Cap”) without breaching the Company’s obligations under the rules or regulations of the Principal Market, except that such limitation shall not apply in the event that the Company obtains a written opinion from outside counsel to the Company that approval of the Company’s shareholders is not required under the applicable rules of the Principal Market, which opinion shall be reasonably satisfactory to the holders representing at least two-thirds (2/3) of the Warrant Shares then issuable upon exercise of outstanding SPA Warrants. Until Shareholder Approval (as defined in the Securities Purchase Agreement) or such written opinion is obtained, no holder of SPA Warrants shall be issued, upon exercise of the SPA Warrants, Warrant Shares in an amount greater than such holder’s Cap Allocation Amount (as defined in the Notes). In the event that any holder of SPA Warrants shall sell or otherwise transfer any of such SPA Warrants, the transferee shall be allocated a pro rata portion of such holder’s Cap Allocation Amount. In the event that, after the Initial Closing Date (as defined in the Securities Purchase Agreement), any holder of the

SPA Warrants shall convert all of such holder’s Notes and exercise all of such holder’s SPA Warrants into a number of shares of Common Stock which, in the aggregate, is less than such holder’s Cap Allocation Amount, then the difference between such holder’s Cap Allocation Amount and the number of Warrant Shares and Conversion Shares (as defined in the Securities Purchase Agreement) actually issued to such holder shall be allocated to the respective Cap Allocation Amounts of the remaining holders of SPA Warrants and Notes on a pro rata basis in proportion to the Warrant Shares and Conversion Shares issuable upon exercise and conversion of the SPA Warrants and the Notes, respectively, then held by each such holder. In the event that upon the delivery of an Exercise Notice the Company is prohibited from issuing Warrant Shares as a result of the operation of this Section 12, the Company shall repurchase for cash, within five (5) Business Days, the portion of this Warrant with respect to which Warrant Shares cannot be issued as result of this Section 12, at a price per Warrant Share equal to the difference between the Weighted Average Price of the Common Stock and the Warrant Exercise Price of such Warrant Shares as of the date of the attempted exercise.
      Section 13.     Date. The date of this Warrant is [INSERT: date of applicable Closing] (the “Warrant Date”). This Warrant, in all events, shall be wholly void and of no effect after 11:59 P.M., New York Time, on the Expiration Date, except that notwithstanding any other provisions hereof, the provisions of Section 7 shall continue in full force and effect after such date as to any Warrant Shares or other securities issued upon the exercise of this Warrant.
      Section 14.     Amendment and Waiver. Except as otherwise provided herein, the provisions of the SPA Warrants may be amended and the Company may take any action herein prohibited, or omit to perform any act herein required to be performed by it, only if the Company has obtained the written consent of the holders of SPA Warrants representing at least two-thirds (2/3) of the shares of Common Stock obtainable upon exercise of the SPA Warrants then outstanding; provided that no such action may increase the Warrant Exercise Price of any SPA Warrant or decrease the number of shares or change the class of stock obtainable upon exercise of any SPA Warrant without the written consent of the holder of such SPA Warrant.
      Section 15.     Descriptive Headings; Governing Law. The descriptive headings of the several sections and paragraphs of this Warrant are inserted for convenience only and do not constitute a part of this Warrant. All questions concerning the construction, validity, enforcement and interpretation of this Warrant shall be governed by the internal laws of the State of New York, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of New York or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of New York.
      Section 16.     Rules of Construction. Unless the context otherwise requires, (a) all references to Sections, Schedules or Exhibits are to Sections, Schedules or Exhibits contained in or attached to this Warrant, (b) each accounting term not otherwise defined in this Warrant has the meaning assigned to it in accordance with GAAP, (c) words in the singular or plural include the singular and plural and pronouns stated in either the masculine, the feminine or neuter gender shall include the masculine, feminine and neuter and (d) the use of the word “including” in this Warrant shall be by way of example rather than limitation.
* * * * * *

      IN WITNESS WHEREOF, the Company has caused this Warrant to be executed as of the                      day of                     , 200     .

INFINITY, INC.

By:

Name:

Title:

EXHIBIT A TO WARRANT
EXERCISE NOTICE
TO BE EXECUTED BY THE REGISTERED HOLDER TO EXERCISE THIS WARRANT
INFINITY, INC.
      The undersigned holder hereby exercises the right to purchase                     of the shares of Common Stock (“Warrant Shares”) of Infinity, Inc., a Colorado corporation (the “Company”), evidenced by the attached Warrant (the “Warrant”). Capitalized terms used herein and not otherwise defined shall have the respective meanings set forth in the Warrant.
      1. Form of Warrant Exercise Price. The holder intends that payment of the Warrant Exercise Price shall be made as:

a “Cash Exercise” with respect to Warrant Shares; and/or
a “Cashless Exercise” with respect to Warrant Shares (to the extent permitted by the terms of the Warrant).
      2. Payment of Warrant Exercise Price. In the event that the holder has elected a Cash Exercise with respect to some or all of the Warrant Shares to be issued pursuant hereto, the holder shall pay the Aggregate Exercise Price in the sum of $                                              to the Company in accordance with the terms of the Warrant.
      3. Delivery of Warrant Shares. The Company shall deliver                      Warrant Shares in accordance with the terms of the Warrant in the following name and to the following address:
Issue to:
________________________________________________________________________________
               Facsimile Number:

               DTC Participant Number and Name (if electronic book entry transfer):

               Account Number (if electronic book entry transfer):

Date:                               ,
Name of Registered Holder

By:

Name:
Title:

ACKNOWLEDGMENT
      The Company hereby acknowledges this Exercise Notice and hereby directs [TRANSFER AGENT] to issue the above indicated number of shares of Common Stock in accordance with the Transfer Agent Instructions dated                     , 200      from the Company and acknowledged and agreed to by [TRANSFER AGENT].

INFINITY, INC.

By:

Name:

Title:

EXHIBIT B TO WARRANT
FORM OF WARRANT POWER
      FOR VALUE RECEIVED, the undersigned does hereby assign and transfer to                     , Federal Identification No.           , a warrant to purchase                      shares of the capital stock of Infinity, Inc., a Colorado corporation, represented by warrant certificate no.                     , standing in the name of the undersigned on the books of said corporation. The undersigned does hereby irrevocably constitute and appoint                     , attorney to transfer the warrants of said corporation, with full power of substitution in the premises.
Dated:                     , 200

Name:

Title:

INFINITY ENERGY RESOURCES, INC.
SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
     The undersigned hereby appoints Stanton E. Ross and James A. Tuell with the power to appoint a substitute, and hereby authorizes either of them to represent and to vote as designated below, all the shares of common stock of Infinity Energy Resources, Inc. held of record by the undersigned at the close of business on October 7, 2005, at the special meeting of stockholders to be held on November 7, 2005, or any adjournment thereof, hereby revoking all former proxies.
     Approval of the issuance of shares of Common Stock upon conversion of our senior secured notes, if any, and upon the exercise of our warrants, issued in connection with the issuance of the notes, to the extent that the issuance would require stockholder approval under the NASDAQ Marketplace Rules:

☐ FOR	☐ AGAINST	☐ ABSTAIN
     THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL.
     SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AT THE MEETING IN ACCORDANCE WITH THE STOCKHOLDER’S SPECIFICATIONS ABOVE. THIS PROXY CONFERS DISCRETIONARY AUTHORITY IN RESPECT TO MATTERS NOT KNOWN OR DETERMINED AT THE TIME OF THE MAILING OF THE NOTICE OF THE SPEICAL MEETING OF STOCKHOLDERS TO THE UNDERSIGNED.
     The undersigned hereby acknowledges receipt of the notice of special meeting of stockholders, proxy statement and annual report.[?]
     Dated:                     , 2005.

Signature(s) of Stockholder(s)
Please sign exactly as your name appears on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF INFINITY
ENERGY RESOURCES, INC. PLEASE SIGN AND RETURN THIS PROXY IN THE
ENCLOSED PRE-ADDRESSED ENVELOPE. THE GIVING OF A PROXY WILL NOT
AFFECT YOUR RIGHT TO VOTE IN PERSON IF YOU ATTEND THE MEETING.